 Exhibit 10.8

<u>CLOSING BINDER INDEX</u>

$106,000,000.00 Amended and Restated Revolving Credit Facility

between

PNC BANK, NATIONAL ASSOCIATION, as Lender

and

PARK ELECTROCHEMICAL CORP., as Borrower

and

NELCO PRODUCTS, INC.,

NELTEC, INC. and

PARK AEROSPACE TECHNOLOGIES CORP., as Guarantors

Closing Date: February 12, 2014

Lender's Counsel: Lisa, S. Wren, Esq., Buchanan Ingersoll & Rooney PC
Borrower's Counsel: Stephen Banker, Esq., Park Electrochemical Corp.

PREPARED BY:

Buchanan Ingersoll & Rooney PC

TAB	CLOSING DOCUMENTS
1	Amended and Restated Credit Agreement
2	Revolving Credit Note (copy – original delivered to PNC, Document Control Center)
3	Reaffirmation of Loan Documents
4	Lien Searches
5	Good Standing Certificates
6	Secretary's Certificates
7	Officer's Certificates
8	Opinion of Counsel

PRN 870846

Execution Version

$106,000,000 REVOLVING CREDIT FACILITY

AMENDED AND RESTATED CREDIT AGREEMENT

by and among

PARK ELECTROCHEMICAL CORP., as Borrower,

THE GUARANTORS PARTY HERETO,

and

PNC BANK, NATIONAL ASSOCIATION, as Lender

Dated: as of February 12, 2014

TABLE OF CONTENTS

Page

1. DEFINED TERMS 1
   - 1.1 Certain Definitions. 1
   - 1.2 Construction. 20
   - 1.3 Accounting Principles; Changes in GAAP. 20

2. REVOLVING CREDIT FACILITY 21
   - 2.1 Revolving Credit Commitment. 21
   - 2.2 Nature of Lender's Obligations with Respect to Revolving Credit Loans. 21
   - 2.3 Commitment Fees. 21
   - 2.4 Revolving Credit Loan Requests. 21
   - 2.5 Repayment of Revolving Credit Loans. 22
   - 2.6 Use of Proceeds 22
   - 2.7 Letter of Credit Subfacility. 22
     - 2.7.1 Issuance of Letters of Credit. 22
     - 2.7.2 Letter of Credit Fees. 23
     - 2.7.3 Disbursements, Reimbursement. 23
     - 2.7.4 Documentation. 23
     - 2.7.5 Determinations to Honor Drawing Requests. 23
     - 2.7.6 Nature of Reimbursement Obligations. 24
     - 2.7.7 Indemnity. 25
     - 2.7.8 Liability for Acts and Omissions. 25

3. RESERVED 27

4. INTEREST RATES 27
   - 4.1 Interest Rate Options 27
     - 4.1.1 Revolving Credit Interest Rate Options. 27
     - 4.1.2 Rate Quotations 28
   - 4.2 Interest Periods 28
   - 4.3 Interest After Default. 28
     - 4.3.1 Letter of Credit Fees, Interest Rate. 28
     - 4.3.2 Other Obligations. 28
     - 4.3.3 Acknowledgment. 28
   - 4.4 LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available. 28
     - 4.4.1 Unascertainable. 28
     - 4.4.2 Illegality; Increased Costs; Deposits Not Available. 29
     - 4.4.3 Lender's Rights. 29
   - 4.5 Selection of Interest Rate Options. 29

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5. PAYMENTS 30
5.1 Payments. 30
5.2 Interest and Principal Payment Dates. 30
5.3 Voluntary Prepayments or Revolving Credit Commitment Reductions....30
5.4 Mandatory Prepayments and Revolving Credit Commitment Reductions....30
5.4.1 Mandatory Prepayment from Repatriated Foreign Earnings. 30
5.4.2 Mandatory Commitment Reductions for Revolving Facility Usage. 31
5.4.3 Application Among Interest Rate Options....31
5.5 Increased Costs; Yield Protection. 31
5.6 No Offsets. 32
5.7 Indemnity. 32
5.8 Interbank Market Presumption. 32

6. REPRESENTATIONS AND WARRANTIES....33
6.1.1 Organization and Qualification; Power and Authority; Compliance With Laws; Title to Properties; Event of Default....33
6.1.2 Subsidiaries and Owners; Investment Companies. 33
6.1.3 Validity and Binding Effect. 34
6.1.4 No Conflict; Material Agreements; Consents. 34
6.1.5 Litigation. 34
6.1.6 Financial Statements. 34
6.1.7 Margin Stock....35
6.1.8 Full Disclosure. 35
6.1.9 Taxes. 36
6.1.10 Patents, Trademarks, Copyrights, Licenses, Etc. 36
6.1.11 Liens in the Collateral. 36
6.1.12 Insurance. 36
6.1.13 ERISA Compliance....36
6.1.14 Environmental Matters....37
6.1.15 Solvency....37

7. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT 37
7.1 First Loans and Letters of Credit. 38
7.1.1 Deliveries. 38
7.1.2 Payment of Fees. 38
7.2 Each Loan or Letter of Credit. 38

8. COVENANTS 39
8.1 Affirmative Covenants....39
8.1.1 Preservation of Existence, Etc. 39
8.1.2 Payment of Liabilities, Including Taxes, Etc. 39
8.1.3 Maintenance of Insurance. 39
8.1.4 Maintenance of Properties and Leases....39

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8.1.5 Visitation Rights. 39
8.1.6 Keeping of Records and Books of Account. 40
8.1.7 Compliance with Laws; Use of Proceeds. 40
8.1.8 Further Assurances. 40
8.1.9 Depository Accounts and Cash Management. 40
8.1.10 Anti-Terrorism Laws; International Trade Compliance. 40
8.1.11 Keepwell. 41
8.2 Negative Covenants. 41
8.2.1 Indebtedness. 41
8.2.2 Liens. 42
8.2.3 Guaranties. 42
8.2.4 Loans and Investments. 43
8.2.5 Dividends and Related Distributions. 44
8.2.6 Liquidations, Mergers, Consolidations, Acquisitions. 44
8.2.7 Dispositions of Assets or Subsidiaries. 45
8.2.8 Affiliate Transactions. 47
8.2.9 Subsidiaries. 47
8.2.10 Continuation of or Change in Business. 48
8.2.11 Fiscal Year. 48
8.2.12 Changes in Organizational Documents. 48
8.2.13 Maximum Funded Debt Ratio. 49
8.2.14 Minimum Fixed Charge Coverage Ratio. 49
8.2.15 Minimum Domestic Liquid Assets; Quick Ratio. 49
8.2.16 Negative Pledges. 49
8.3 Reporting Requirements. 49
8.3.1 Quarterly Financial Statements. 49
8.3.2 Annual Financial Statements. 50
8.3.3 Certificates of the Borrowers. 50
8.3.4 Notices. 50

9. DEFAULT 51
9.1 Events of Default. 51
9.1.1 Payments Under Loan Documents. 52
9.1.2 Breach of Warranty. 52
9.1.3 Breach of Negative Covenants or Visitation Rights. 52
9.1.4 Breach of Other Covenants. 52
9.1.5 Defaults in Other Agreements or Indebtedness. 52
9.1.6 [reserved]; 52
9.1.7 Final Judgments or Orders. 52
9.1.8 Loan Document Unenforceable. 52
9.1.9 Uninsured Losses; Proceedings Against Assets. 53
9.1.10 Events Relating to Plans and Benefit Arrangements. 53
9.1.11 Change in Control. 53
9.1.12 Relief Proceedings. 53
9.2 Consequences of Event of Default. 53

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9.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings. 53
9.2.2 Bankruptcy, Insolvency or Reorganization Proceedings. 54
9.2.3 Set-off. 54
9.2.4 Application of Proceeds. 54

10. MISCELLANEOUS 55
10.1 Modifications, Amendments or Waivers. 55
10.2 No Implied Waivers; Cumulative Remedies. 55
10.3 Expenses; Indemnity; Damage Waiver. 55
10.3.1 Costs and Expenses. 55
10.3.2 Indemnification by the Borrowers. 56
10.3.3 Waiver of Consequential Damages, Etc. 57
10.3.4 Payments. 57
10.4 Holidays. 57
10.5 Notices; Effectiveness; Electronic Communication. 57
10.5.1 Notices Generally. 57
10.5.2 Electronic Communications. 58
10.5.3 Change of Address, Etc. 58
10.6 Severability. 58
10.7 Duration; Survival. 58
10.8 Successors and Assigns. 58
10.8.1 Successors and Assigns Generally. 58
10.8.2 Assignments by Lender. 59
10.8.3 Participations. 59
10.8.4 Certain Pledges. 59
10.9 Confidentiality. 59
10.9.1 General. 59
10.9.2 Sharing Information With Affiliates of the Lender. 60
10.10 Counterparts; Integration; Effectiveness. 60
10.10.1 Counterparts; Integration; Effectiveness. 60
10.11 CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. 61
10.11.1 Governing Law. 61
10.11.2 SUBMISSION TO JURISDICTION. 61
10.11.3 WAIVER OF VENUE. 61
10.11.4 SERVICE OF PROCESS. 62
10.11.5 WAIVER OF JURY TRIAL. 62
10.12 USA Patriot Act Notice. 62

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PRN1 865387

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)	-	COMMITMENT OF LENDER AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(P)	-	EXISTING PERMITTED LIENS; INVESTMENT POLICY
SCHEDULE 6.1.2	-	SUBSIDIARIES, EQUITY INTERESTS AND OPTIONS, WARRANTS AND OTHER RIGHTS
SCHEDULE 6.1.13	-	PENSION PLANS
SCHEDULE 8.2.4	-	LOANS
SCHEDULE 8.2.7	-	FACILITY CLOSURES

EXHIBITS

EXHIBIT 1.1(G)(1)	-	FORM OF GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)	-	GUARANTY AGREEMENT
EXHIBIT 1.1(N)	-	FORM OF REVOLVING CREDIT NOTE
EXHIBIT 1.1(P)	-	PLEDGE AGREEMENT
EXHIBIT 2.4	-	FORM OF LOAN REQUEST
EXHIBIT 8.3.3.1	-	FORM OF COMPLIANCE CERTIFICATE

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PRN1 865387

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT (as hereafter amended, modified, supplemented or restated, this “Agreement”) is dated as of February 12, 2014 and is made by and among PARK ELECTROCHEMICAL CORP., a New York corporation (the “Parent Company”), and any of its Subsidiaries that hereafter join this Agreement as Borrowers (with the Parent Company, each a “Borrower” and collectively, the “Borrowers”), each of the GUARANTORS (as hereinafter defined) party hereto, and PNC BANK, NATIONAL ASSOCIATION (the “Lender”).

RECITALS

The Borrowers and Lender entered into a Credit Agreement dated as of January 30, 2013 (as amended by a certain written amendment agreement dated as of April 29, 2013, the “Existing Credit Agreement”).

The Borrowers have requested the Lender to amend and restate the Existing Credit Agreement to provide a revolving credit facility to the Borrowers in an aggregate principal amount not to exceed $106,000,000, on the terms and subject to the conditions set forth in this Agreement. In consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.     DEFINED TERMS

1.1     Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

Affiliate shall mean, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

Anti-Terrorism Laws shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.

Approved Fund shall mean any fund that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of business and that is administered or managed by (a) the Lender, (b) an Affiliate of the Lender or (c) an entity or an Affiliate of an entity that administers or manages the Lender.

Authorized Officer shall mean, with respect to any Loan Party, the Chief Executive Officer, President, Chief Financial Officer, Secretary or Treasurer of such Loan Party or such other individuals, designated by written notice to the Lender from the Borrowers, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrowers may amend such list of individuals from time to time by giving written notice of such amendment which shall be acknowledged by the Lender.

Base Rate shall mean, for any day, a fluctuating per annum rate of interest equal to the highest of (a) the Federal Funds Open Rate, plus 0.5%, (b) the Prime Rate, and (c) the Daily LIBOR Rate plus 100 basis points (1.0%). Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs.

Base Rate Option shall mean the option of the Borrowers to have Loans bear interest at the rate and under the terms set forth in Section 4.1.1(i) [Revolving Credit Base Rate Option].

Borrower shall mean individually and Borrowers shall mean collectively the Parent Company and any of its Subsidiaries who hereafter join this Agreement as Borrowers.

Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

Borrowing Tranche shall mean specified portions of Loans outstanding as follows: (a) any Loans to which a LIBOR Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrowers shall constitute one Borrowing Tranche, and (b) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and if the applicable Business Day relates to any Loan to which the LIBOR Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

Capital Lease shall mean, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

Cash Collateralize shall mean to pledge and deposit with or deliver to the Lender, as collateral for the Letter of Credit Obligations, cash or deposit account balances pursuant to documentation satisfactory to the Lender. Such cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at the Lender.

CEA shall mean the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute.

CFTC shall mean the Commodity Futures Trading Commission.

Change in Control shall mean:

(a)     any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 50% or more of the equity securities of the Parent Company entitled to vote for members of the board of directors or equivalent governing body of the Parent Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(b)     any Person or two or more Persons acting in concert shall have acquired by contract or otherwise the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent Company, or control over the equity securities of the Parent Company entitled to vote for members of the board of directors or equivalent governing body of the Parent Company on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 50% or more of the combined voting power of such securities.

Closing Date shall mean the date on which the conditions specified in Sections 7.1 and 7.2 shall first have been satisfied, as confirmed in writing by (a) the Borrower pursuant to its certificate delivered under Section 7.1.1(xi), and (b) the Lender (which writing may be from the Lender or its counsel, and may be in the form of an electronic message), which shall be the date hereof. For the sake of clarity, the Closing Date shall occur prior to the funding of any Loans or issuance of any Letters of Credit.

Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

Collateral shall mean the collateral under the Pledge Agreement and any cash collateral referred to in the definition of Cash Collateralize.

Commercial Letter of Credit shall mean any letter of credit which is a commercial letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties or any Subsidiary thereof in the ordinary course of their business.

Commitment Fee shall have the meaning specified in Section 2.3 [Commitment Fees].

Compliance Certificate shall have the meaning specified in Section 8.3.3 [Certificates of the Borrowers].

Consolidated EBITDA for any period of determination shall mean the sum of net income, interest expense, income tax expense, depreciation, amortization and non-cash charges (including non-cash charges related to deferred tax liabilities), minus non-cash gains, in each case of the Borrowers and their Subsidiaries for such period determined and consolidated in accordance with GAAP.

Control shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

Covered Entity shall mean (a) the Borrowers, each of the Borrowers' Subsidiaries, all Guarantors and all pledgors of Collateral, and (b) each Person that, directly or indirectly, is in control of a Person described in the foregoing clause (a). For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise (but not solely by reason of the position of officer or director).

Current Maturities shall mean, for any period, the scheduled payments of principal made during the prior four (4) fiscal quarters on all Indebtedness for borrowed money having an original term of more than one (1) year (including but not limited to amortization of Capital Lease obligations), for the Borrowers and their consolidated Subsidiaries for such period; provided, however, that “Current Maturities” with respect to Revolving Credit Loans shall be set at $10,000,000 for each of the fiscal quarters ending on or about May 30, 2015, August 30, 2015 and November 30, 2015.

Daily LIBOR Rate shall mean, for any day, the rate per annum determined by the Lender by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage on such day.

Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

Drawing Date shall have the meaning specified in Section 2.7.3 [Disbursements, Reimbursement].

Eligible Contract Participant shall mean an "eligible contract participant" as defined in the CEA and regulations thereunder.

Eligibility Date shall mean, with respect to each Loan Party and each Swap, the date on which this Agreement or any other Loan Document becomes effective with respect to such Swap (for the avoidance of doubt, the Eligibility Date shall be the stated effective date of such Swap if this Agreement or any other Loan Document is then in effect with respect to such Loan Party, and otherwise it shall be the stated effective date of this Agreement and/or such other Loan Document(s) to which such Loan Party is a party).

Environmental Laws shall mean all applicable federal, state, local, tribal, territorial and foreign Laws (including common law), constitutions, statutes, treaties, regulations, rules, ordinances and codes and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health from exposure to regulated substances; (iii) protection of the environment and/or natural resources; (iv) employee safety in the workplace; (v) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, packaging, sale, transport, storage, collection, distribution, disposal or release or threat of release of regulated substances; (vi) the presence of contamination; (vii) the protection of endangered or threatened species; and (viii) the protection of environmentally sensitive areas.

ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

ERISA Affiliate shall mean, at any time, any trade or business (whether or not incorporated) under common Control with any of the Borrowers and treated as a single employer under Section 414 of the Code.

ERISA Event shall mean (a) a reportable event (under Section 4043 of ERISA and regulations thereunder) with respect to a Pension Plan; (b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA of, or the commencement of proceedings by the PBGC to terminate, a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA or contributions due but not delinquent, upon any Borrower or any ERISA Affiliate.

Event of Default shall mean any of the events described in Section 9.1 [Events of Default] and referred to therein as an “Event of Default.”

Evergreen Letter of Credit shall mean a Letter of Credit having an automatic renewal feature (subject to Lender’s annual right to not renew such Letter of Credit on terms acceptable to the Lender) and a final expiration date prior to the Expiration Date.

Exchange Act shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

Excluded Hedge Liability or Liabilities shall mean, with respect to each Loan Party, each of its Swap Obligations if, and only to the extent that, all or any portion of this Agreement or any other Loan Document that relates to such Swap Obligation is or becomes illegal under the CEA, or any rule, regulation or order of the CFTC, solely by virtue of such Loan Party's failure to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap. Notwithstanding anything to the contrary contained in the foregoing or in any other provision of this Agreement or any other Loan Document, the foregoing is subject to the following provisos: (a) if a Swap Obligation arises under a master agreement governing more than one Swap, this definition shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which the applicable guaranty or security interest under the applicable security agreement is or becomes illegal under the CEA, or any rule, regulations or order of the CFTC, solely as a result of the failure by such Loan Party for any reason to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap, (b) if a guarantee of a Swap Obligation would cause such obligation to be an Excluded Hedge Liability but the grant of a security interest would not cause such obligation to be an Excluded Hedge Liability, such Swap Obligation shall constitute an Excluded Hedge Liability for purposes of such guaranty but not for purposes of the grant of such security interest, and (c) if there is more than one Loan Party executing this Agreement or the other Loan Documents and a Swap Obligation would be an Excluded Hedge Liability with respect to one or more of such Persons, but not all of them, the definition of Excluded Hedge Liability or Liabilities with respect to each such Person shall only be deemed applicable to (i) the particular Swap Obligations that constitute Excluded Hedge Liabilities with respect to such Person, and (ii) the particular Person with respect to which such Swap Obligations constitute Excluded Hedge Liabilities.

Expiration Date shall mean, with respect to the Revolving Credit Commitment, February 12, 2018.

Federal Funds Open Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Lender (for purposes of this definition, an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by the Lender at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day. If and when the Federal Funds Open Rate changes, the rate of interest hereunder with respect to any advance to which the Federal Funds Open Rate applies will change automatically without notice to the Borrowers, effective on the date of any such change.

First Funding Date shall mean the Business Day on which proceeds of the Revolving Credit Loans are first advanced under this Agreement.

Fixed Charge Coverage Ratio for any period shall mean (i) Consolidated EBITDA, divided by (ii) the sum of Current Maturities, plus interest expense, plus cash taxes paid, plus cash dividends paid, plus Unfunded Capital Expenditures, in each case of the Borrowers and their Subsidiaries for such period all determined and consolidated in accordance with GAAP, less distributions of the Parent Company to its shareholders from the proceeds of the Loans.

Funded Debt shall mean, without duplication, all Indebtedness for borrowed money, including but not limited to capitalized lease obligations, reimbursement obligations in respect of letters of credit (that are not fully collateralized by cash or cash equivalents, which is held by PNC), and guaranties of any such Indebtedness.

GAAP shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3 [Accounting Principles], and applied on a consistent basis both as to classification of items and amounts.

Guarantor shall mean each of the parties to this Agreement which is designated as a “Guarantor” on the signature page hereof and each other Person which joins this Agreement as a Guarantor after the date hereof. As of the Closing Date, Nelco Products, Inc., a Delaware corporation, Neltec, Inc., a Delaware corporation and Park Aerospace Technologies Corp., a Kansas corporation, are Guarantors.

Guarantor Joinder shall mean a joinder by a Person as a Guarantor under the Loan Documents in the form of Exhibit 1.1(G)(1).

Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business, including without limitation such Person’s liabilities under agreements to indemnify that are (a) characterized as debt or guarantied debt, (b) the subject of footnotes in the Borrowers’ financial statements, or (c) if paid, could result in a Material Adverse Change, but excluding other agreements to indemnify in the ordinary course of business.

Guaranty Agreement shall mean the Guaranty and Suretyship Agreement dated as of January 30, 2013 by each of the Guarantors in favor of Lender, a copy of which is attached hereto as Exhibit 1.1(G)(2), as the same may be amended, restated or otherwise modified.

Immaterial Domestic Subsidiary shall mean, as of the Closing Date, any domestic Subsidiary of the Parent Company other than a Guarantor. In accordance with Section 8.2.9, the Borrowers and Lender may agree in writing to designate (or remove the designation of) domestic Subsidiaries of the Parent Company as “Immaterial Domestic Subsidiaries” from time to time after the Closing Date.

Immaterial Foreign Subsidiary shall mean, as of the Closing Date, any foreign Subsidiary of the Parent Company other than Nelco Products Pte. Ltd., a Singapore entity. In accordance with Section 8.2.9, the Borrowers and Lender may agree in writing to designate (or remove the designation of) foreign Subsidiaries of the Parent Company as “Immaterial Foreign Subsidiaries” from time to time after the Closing Date.

Immaterial Subsidiary shall mean any Immaterial Domestic Subsidiary or Immaterial Foreign Subsidiary, as the case may be.

Indebtedness shall mean, as to any Person at any time, without duplication:

(a)     its liabilities for borrowed money;

(b)     its liabilities for the deferred purchase price of property acquired by such Person (excluding (i) accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property, and (ii) contingent earn-out payment obligations and other similar purchase price adjustments that (A) are not characterized as debt, (B) are not the subject of footnotes in the Borrowers’ financial statements, and (C) if paid, could not result in a Material Adverse Change) and its liabilities under agreements to indemnify that are (x) characterized as debt, (y) the subject of footnotes in the Borrowers’ financial statements, or (z) if paid, could result in a Material Adverse Change, but excluding other agreements to indemnify in the ordinary course of business;

(c)     (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

(d)     all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e)     all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f)     the aggregate Swap Termination Value of all Interest Rate Hedges of such Person; and

(g)     any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

Indemnitee shall have the meaning specified in Section 10.3.2 [Indemnification by the Borrowers].

Information shall mean all information received from the Loan Parties or any of their Subsidiaries relating to the Loan Parties or any of such Subsidiaries or any of their respective businesses, other than any such information that is available to the Lender on a non-confidential basis prior to disclosure by the Loan Parties or any of their Subsidiaries.

Insolvency Proceeding shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors undertaken under any Law.

Interest Period shall mean the period of time selected by the Borrowers in connection with (and to apply to) any election permitted hereunder by the Borrowers to have Revolving Credit Loans bear interest under the LIBOR Rate Option. Subject to the last sentence of this definition, such period shall be one, two, three or six Months. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (a) the Borrowing Date if the Borrowers are requesting new Loans, or (b) the date of renewal of or conversion to the LIBOR Rate Option if the Borrowers are renewing or converting to the LIBOR Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrowers shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

Interest Rate Hedge shall mean (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, but without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., International Foreign Exchange Master Agreement.

Interest Rate Option shall mean any LIBOR Rate Option or Base Rate Option.

IRS shall mean the Internal Revenue Service.

Law shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award by or settlement agreement with any Official Body.

Lender shall mean PNC Bank, National Association, and its successors and assigns, as lender of the Loans hereunder and issuer of Letters of Credit hereunder.

Lender Provided Interest Rate Hedge shall mean an Interest Rate Hedge which is provided to any of the Loan Parties by the Lender or any of its Affiliates.

Letter of Credit shall have the meaning specified in Section 2.7.1 [Issuance of Letters of Credit].

Letter of Credit Fee shall have the meaning specified in Section 2.7.2 [Letter of Credit Fees].

Letter of Credit Obligation shall mean, as of any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit on such date (if any Letter of Credit shall increase in amount automatically in the future, such aggregate amount available to be drawn shall currently give effect to any such future increase) plus without duplication the aggregate Reimbursement Obligations on such date.

Letter of Credit Sublimit shall have the meaning specified in Section 2.7.1 [Issuance of Letters of Credit].

LIBOR Rate shall mean with respect to the Loans comprising any Borrowing Tranche to which the LIBOR Rate Option applies for any Interest Period, the interest rate per annum determined by the Lender by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which US dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Lender which has been approved by the British Bankers' Association as an authorized information vendor for the purpose of displaying rates at which US dollar deposits are offered by leading banks in the London interbank deposit market (for purposes of this definition, an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for U.S. Dollars for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Lender at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage. LIBOR may also be expressed by the following formula:

                                  London interbank offered rates quoted by Bloomberg
LIBOR Rate     =     or appropriate successor as shown on Bloomberg Page BBAM1
                                                       1.00 - LIBOR Reserve Percentage

The LIBOR Rate shall be adjusted with respect to any Loan to which the LIBOR Rate Option applies that is outstanding on the effective date of any change in the LIBOR Reserve Percentage as of such effective date. The Lender shall give prompt notice to the Borrowers of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

LIBOR Rate Option shall mean the option of the Borrowers to have Loans bear interest at the rate and under the terms set forth in Section 4.1.1(ii) [Revolving Credit LIBOR Rate Option].

LIBOR Reserve Percentage shall mean as of any day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”).

Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing); provided, however, that a filed financing statement that was not authorized by the applicable debtor will not, by itself, constitute a Lien, so long as the applicable debtor is pursuing in good faith with appropriate diligence to have such financing statement terminated of record, for a period of time not to exceed ninety (90) days after the date of the applicable Person’s knowledge thereof.

Loan Documents shall mean this Agreement, the Guaranty Agreement, the Note, the Pledge Agreement and any other instruments, certificates or documents delivered in connection herewith or therewith.

Loan Parties shall mean the Borrowers and the Guarantors.

Loan Request shall have the meaning specified in Section 2.4 [Revolving Credit Loan Requests].

Loans shall mean collectively and Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan.

Material Adverse Change shall mean any set of circumstances or events which (a) has any material adverse effect upon the validity or enforceability of the Loan Documents, (b) is material and adverse to the business, assets, financial condition or results of operations of the Loan Parties and their Subsidiaries, (c) impairs materially the ability of the Loan Parties to duly and punctually pay or perform the Obligations, or (d) impairs materially the ability of the Lender to enforce its legal remedies pursuant to the Loan Documents.

Month, with respect to an Interest Period under the LIBOR Rate Option, shall have the meaning commonly associated therewith; provided that if any LIBOR Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

Multiemployer Plan shall mean any employee benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which any Borrower or any ERISA Affiliate is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

Non-Qualifying Party shall mean any Loan Party that fails for any reason to qualify as an Eligible Contract Participant on the Effective Date of the applicable Swap.

Note shall mean the promissory note in the form of Exhibit 1.1(N) evidencing the Revolving Credit Loan.

Obligation shall mean any obligation or liability of any of the Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with (i) this Agreement, the Notes, the Letters of Credit, or any other Loan Document whether to the Lender or its Affiliates or other persons provided for under such Loan Documents, (ii) any Lender Provided Interest Rate Hedge and (iii) any Other Lender Provided Financial Service Product, including without limitation any interest accruing thereon after maturity, the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to a Loan Party. Notwithstanding anything to the contrary contained in the foregoing, the term “Obligation” shall not include any Excluded Hedge Liabilities.

Official Body shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

Other Lender Provided Financial Service Product shall mean an agreement or other arrangement under which the Lender or any Affiliate of the Lender provides any of the following products or services to any of the Loan Parties: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) foreign currency exchange.

Parent Company shall mean Park Electrochemical Corp., a New York corporation, its successors and assigns.

Participant has the meaning specified in Section 10.8.3 [Participations].

Payment Date shall mean the first day of each calendar quarter after the date hereof and on the Expiration Date or upon acceleration of the Notes.

Payment In Full shall mean the indefeasible payment in full in cash of the Loans and other Obligations hereunder (other than future obligations consisting of contingent Obligations that may be owing or for which no claims have been made and which expressly survive termination of the Loan Documents), termination of the Revolving Credit Commitment and cash collateralization, expiration and/or termination of all Letters of Credit.

PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

Pension Plan shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Borrower or any ERISA Affiliate or to which any Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

Permitted Acquisitions shall have the meaning assigned to such term in Section 8.2.6(ii).

Permitted Investments shall mean:

(a)     investments in cash;

(b)     direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

(c)     short-term commercial paper, including variable amount master demand notes, in Dollars, carrying the highest rating by Standard & Poor's or P-1 by Moody's Investors Service, Inc. issued for corporations headquartered in the United States on the date of acquisition;

(d)     time certificates of deposit or repurchase agreements (including those purchased through the Certificate of Deposit Account Registry Service) in Dollars maturing within one year in commercial banks carrying the highest rating by Standard & Poor's or P-1 by Moody's Investors Service, Inc. issued for commercial banks headquartered in the United States on the date of acquisition or having capital, surplus and undivided profits in excess of $200,000,000;

(e)     corporate and municipal obligations maturing in twelve (12) months or less from the date of acquisition and having a rating of AA or better by Standard & Poor’s or Aa by Moody’s Investors Service, Inc.;

(f)     money market or mutual funds whose investments are limited to those types of investments described in clauses (b)-(e) above; and

(g)     other investments consistent with (or more conservative than) the Parent Company’s written investment policy, a copy of which is attached hereto as Schedule 1.1(P).

Permitted Liens shall mean:

(a)     Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable, or are being contested in good faith, with adequate reserves set aside, by appropriate proceedings diligently conducted;

(b)     Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

(c)     Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

(d)     Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

(e)     Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

(f)     Liens in favor of the Lender and its Affiliates securing the Obligations;

(g)     Liens on property leased by any Loan Party or Subsidiary of a Loan Party under operating leases securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

(h)     Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), together with any renewals thereof; provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

(i)     Purchase Money Security Interests and Capital Leases securing Indebtedness permitted under Section 8.2.1(ii)(a), so long as such Liens extend only to the assets purchased (and proceeds thereof);

(j)     The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within forty-five (45) days of entry, and in either case they do not affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

(1)     Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty; provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

(2)     Claims, Liens or encumbrances upon, and defects of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

(3)     Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; or

(4)     Liens resulting from final judgments or orders described in Section 9.1.7 [Final Judgments or Orders].

(k)     Liens securing Indebtedness permitted under Sections 8.2.1(ii) and 8.2.1(iii);

(l)     statutory or common law rights of setoff upon deposits of cash in favor of depository institutions;

(m)     any title transfer, retention of title, hire purchase or conditional sale arrangements having similar effect arising in the ordinary course of business in favor of the suppliers of goods or services to any Loan Party or Subsidiary thereof;

(n)     Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(o)     Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on the items in the course of collection;

(p)     Liens (i) on cash advances or cash earnest money deposits in favor of the seller of any property to be acquired in a joint venture permitted under Section 8.2.4(vi) or a Permitted Acquisition under Section 8.2.6(ii) to be applied against the purchase price for such joint venture or Permitted Acquisition, or (ii) consisting of any agreement to dispose of any property in a disposition permitted under Section 8.2.7 [Disposition of Assets or Subsidiaries]; and

(q)     Liens that are contractual rights of setoff relating to purchase orders and other agreements entered into with third party customers in the ordinary course of business;

provided that the only “Permitted Liens” on the pledged Subsidiary Equity Interests and related Collateral are the Liens of the Lender pursuant to the Pledge Agreement and inchoate Liens for taxes not yet due and payable.

Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

Pledge Agreement shall mean the Pledge Agreement dated as of January 30, 2013 granting Lender a lien on and security interest in 65% of all issued and outstanding equity interests in each 1st tier foreign Subsidiary (other than an Immaterial Foreign Subsidiary), a copy of which is attached hereto as Exhibit 1.1(P), as the same may be amended, restated or otherwise modified.

Potential Default shall mean any event or condition which with notice or passage of time, or both, would constitute an Event of Default.

Prime Rate shall mean the interest rate per annum announced from time to time by the Lender at its Principal Office as its then prime rate, which rate may not be the lowest or most favorable rate then being charged commercial borrowers or others by the Lender. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced.

Principal Office shall mean the main banking office of the Lender in Pittsburgh, Pennsylvania.

Prior Security Interest shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code in the Collateral which is subject only to Liens of the Lender pursuant to the Loan Documents, and inchoate Liens for taxes not yet due and payable.

Pro Forma Operating Leverage Ratio shall mean (a) total Funded Debt of the Borrower and its Subsidiaries after giving effect to any Indebtedness incurred or assumed in a Permitted Acquisition, divided by (b) trailing twelve month EBITDA of the Borrower and its Subsidiaries plus the trailing twelve month EBITDA of the acquired Person, business or division that is the subject of such Permitted Acquisition.

Published Rate shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the rate at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market for a one month period as published in another publication selected by the Lender).

Purchase Money Security Interest shall mean Liens upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property.

Qualified ECP Loan Party shall mean each Loan Party that on the Eligibility Date is (a) a corporation, partnership, proprietorship, organization, trust, or other entity other than a "commodity pool" as defined in Section 1a(10) of the CEA and CFTC regulations thereunder that has total assets exceeding $10,000,000, or (b) an Eligible Contract Participant that can cause another person to qualify as an Eligible Contract Participant on the Eligibility Date under Section 1a(18)(A)(v)(II) of the CEA by entering into or otherwise providing a "letter of credit or keepwell, support, or other agreement" for purposes of Section 1a(18)(A)(v)(II) of the CEA.

Reimbursement Obligation shall have the meaning specified in Section 2.7.3 [Disbursements, Reimbursement].

Related Parties shall mean, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

Relief Proceeding shall mean any proceeding seeking a decree or order for relief in respect of any Loan Party or Subsidiary of a Loan Party in a voluntary or involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, or an assignment for the benefit of its creditors.

Reportable Compliance Event shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in violation of any Anti-Terrorism Law.

Revolving Credit Commitment shall mean, as to the Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(A) in the column labeled “Commitment,” as such Commitment is thereafter assigned or modified in accordance with the terms of this Agreement.

Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Lender to the Borrowers pursuant to Section 2.1 [Revolving Credit Commitment] or 2.7.3 [Disbursements, Reimbursement].

Revolving Facility Usage shall mean at any time the sum of the outstanding Revolving Credit Loans and the Letter of Credit Obligations.

Sanctioned Country shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.

Sanctioned Person shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.

Solvent shall mean, with respect to any Person on any date of determination, taking into account such right of reimbursement, contribution or similar right available to such Person from other Persons, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Standard & Poor's shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

Statements shall have the meaning specified in Section 6.1.6(i) [Historical Statements].

Subordinated Debt shall mean Funded Debt that has been subordinated to the Obligations pursuant to subordination terms and conditions satisfactory to the Lender in its discretion.

Subsidiary of a Person shall mean a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Company.

Subsidiary Equity Interests shall have the meaning specified in Section 6.1.2 [Subsidiaries and Owners; Investment Companies].

Swap shall mean any "swap" as defined in Section 1a(47) of the CEA and regulations thereunder, other than (a) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (b) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

Swap Obligation shall mean any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap which is a Lender Provided Interest Rate Hedge.

Swap Termination Value shall mean, in respect of any one or more Interest Rate Hedges, after taking into account the effect of any legally enforceable netting agreement relating to such Interest Rate Hedges, (a) for any date on or after the date such Interest Rate Hedges have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Interest Rate Hedges, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Interest Rate Hedges.

Synthetic Lease shall mean, at any time, with respect to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

Taxes shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto.

Unfunded Capital Expenditures shall mean, for any period, capital expenditures made from funds other than those paid with funds of the Loans or other permitted term Indebtedness incurred to finance such capital expenditures, less up to $10,000,000 for the aerospace plant expansion, for the Borrowers and their Subsidiaries for such period.

1.2     Construction. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (i) references to the plural include the singular, the plural, the part and the whole, except where the context requires otherwise, and the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (ii) the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, respectively, as a whole; (iii) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (iv) reference to any Person includes such Person's successors and assigns; (v) reference to any agreement, including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto, document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated; (vi) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (vii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (viii) section headings herein and in each other Loan Document are included for convenience and shall not affect the interpretation of this Agreement or such Loan Document, and (ix) unless otherwise specified, all references herein to times of day shall be references to Eastern Time.

1.3     Accounting Principles; Changes in GAAP.      Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 8.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 8.2 shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing Statements referred to in Section 6.1.6(i) [Historical Statements]. Notwithstanding the foregoing, if the Borrowers notify the Lender in writing that the Borrowers wish to amend any financial covenant in Section 8.2 of this Agreement and/or any related definition to eliminate the effect of any change in GAAP occurring after the Closing Date on the operation of such financial covenants and/or interest (or if the Lender notifies the Borrower in writing that the Lender wishes to amend any financial covenant in Section 8.2 and/or any related definition to eliminate the effect of any such change in GAAP), then the Lender and the Borrowers shall negotiate in good faith to amend such ratios or requirements to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, the Loan Parties' compliance with such covenants shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenants or definitions are amended in a manner satisfactory to the Borrowers and the Lender, and the Loan Parties shall provide to the Lender, when they deliver their financial statements pursuant to Section 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements] of this Agreement, such reconciliation statements as shall be reasonably requested by the Lender.

2.     REVOLVING CREDIT FACILITY

2.1     Revolving Credit Commitment.      Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, the Lender agrees to make Revolving Credit Loans to the Borrowers at any time or from time to time on or after the date hereof to the Expiration Date; provided that after giving effect to each such Loan (i) the aggregate amount of Revolving Credit Loans from the Lender shall not exceed the Lender's Revolving Credit Commitment minus the amount of Letter of Credit Obligations, and (ii) the Revolving Facility Usage shall not exceed the Revolving Credit Commitment. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this Section 2.1. The Obligation of the Borrowers to repay the aggregate unpaid principal amount of the Revolving Credit Loans made by the Lender, together with interest thereon, shall be evidenced by a revolving credit Note, dated the Closing Date payable to the order of the Lender in a face amount equal to the maximum amount of the Revolving Credit Commitment.

2.2     Nature of Lender's Obligations with Respect to Revolving Credit Loans.      The aggregate of the Lender's Revolving Credit Loans outstanding hereunder to the Borrowers at any time shall never exceed its Revolving Credit Commitment minus the Letter of Credit Obligations. The Lender shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

2.3     Commitment Fees. Accruing from the date hereof until the earlier to occur of the Expiration Date and the date on which the Revolving Credit Commitment is terminated, the Borrowers agree to pay to the Lender a nonrefundable commitment fee (the “Commitment Fee”) equal to 0.20% per annum (computed on the basis of a year of 360 days and actual days elapsed) multiplied by the average daily difference between the amount of (i) the Revolving Credit Commitment and (ii) the Revolving Facility Usage, payable quarterly in arrears on each Payment Date.

2.4     Revolving Credit Loan Requests. Except as otherwise provided herein, the Borrowers may from time to time prior to the Expiration Date request the Lender to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Lender, not later than 11:00 a.m., (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the LIBOR Rate Option applies or the conversion to or the renewal of the LIBOR Rate Option for any Loans, and (ii) the same Business Day of the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, a duly completed request therefor substantially in the form of Exhibit 2.4 signed by an Authorized Officer or a request by telephone from an Authorized Officer immediately confirmed in writing by letter, facsimile or telex signed by an Authorized Officer in such form (each, a “Loan Request”), it being understood that the Lender may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall specify the aggregate amount of the proposed Loans comprising each Borrowing Tranche, and, if applicable, the Interest Period.

2.5     Repayment of Revolving Credit Loans. The Borrowers shall pay accrued interest on the unpaid principal balance of the Note in arrears: (a) for the portion of advances bearing interest under the Base Rate Option, on the first day of each month during the term hereof, (b) for the portion of advances bearing interest under the LIBOR Rate Option, on the last day of the respective Interest Period for such advance, (c) if any Interest Period is longer than three (3) months, then also on the three (3) month anniversary of the commencement of such interest period and every three (3) months thereafter, and (d) for all advances, at maturity, whether by acceleration of the Note or otherwise, and after maturity, on demand until paid in full. All outstanding principal and accrued interest hereunder shall be due and payable in full on the Expiration Date, if not required to be paid earlier pursuant to this Agreement. If any payment under this Agreement shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment. Each Borrower hereby authorizes the Lender to charge any Borrower’s deposit account at the Lender for any payment when due hereunder.

2.6     Use of Proceeds. The proceeds of the Loans shall be used to (i) refinance on the Closing Date obligations owing under the Existing Credit Agreement (as defined in the recitals hereto) (but without the incurrence of any indemnification obligations for the Borrowers under Section 5.7 of this Agreement or early termination of LIBOR rate interest periods), (ii) support working capital and general corporate needs, including the issuance of Letters of Credit, (iii) fund annual special distributions permitted under Section 8.2.5 [Dividends and Related Distributions] and/or (iv) finance ongoing capital expenditures and Permitted Acquisitions.

2.7     Letter of Credit Subfacility.

2.7.1     Issuance of Letters of Credit. The Borrowers may at any time prior to the Expiration Date request the issuance of a standby or trade letter of credit (a “Standby Letter of Credit”) or Commercial Letter of Credit (each a “Letter of Credit”) denominated in Dollars on behalf of itself or another Loan Party or any other Subsidiary of the Parent Company, or the amendment or extension of an existing Letter of Credit, by delivering or having such other Loan Party deliver to the Lender a completed application and agreement for letters of credit, or request for such amendment or extension, as applicable, signed by an Authorized Officer, in such form as the Lender may specify from time to time by no later than 10:00 a.m. at least five (5) Business Days, or such shorter period as may be agreed to by the Lender, in advance of the proposed date of issuance. Subject to the terms and conditions hereof, the Lender or any of the Lender's Affiliates will issue a Letter of Credit or agree to such amendment or extension, provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, except in the case of an Evergreen Letter of Credit, and (B) in no event expire later than the date which is 364 days after the Expiration Date and provided further that in no event shall (i) the Letter of Credit Obligations exceed, at any one time, $2,000,000 (the “Letter of Credit Sublimit”) or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitment. Each request by the Borrowers for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Borrowers that they shall be in compliance with the preceding sentence and with Section 7 [Conditions of Lending and Issuance of Letters of Credit] after giving effect to the requested issuance, amendment or extension of such Letter of Credit. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the Lender will also deliver to Borrowers a true and complete copy of such Letter of Credit or amendment. Upon the request of the Lender (i) if the Lender has honored any full or partial drawing request under any Letter of Credit and has not been reimbursed therefor as required in this Agreement, or (ii) if, on the Expiration Date, any Letter of Credit Obligation for any reason remains outstanding, the Borrowers shall, in each case, immediately Cash Collateralize the then outstanding amount of all Letter of Credit Obligations. The Borrowers hereby grant to the Lender a security interest in all cash collateral pledged pursuant to this Section or otherwise under this Agreement.

2.7.2     Letter of Credit Fees. The Borrowers shall pay to the Lender a fee (the “Letter of Credit Fee”) equal to 1.00% for standby Letters of Credit (computed on the basis of a year of 360 days and actual days elapsed), which fee shall be computed on the daily average of standby Letter of Credit Obligations and shall be payable quarterly in arrears on each Payment Date following issuance of each standby Letter of Credit. The Borrowers shall also pay to the Lender for the Lender's sole account the Lender's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Lender may generally charge or incur from time to time in connection with the issuance, maintenance, amendment (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit to the extent invoiced by the Lender.

2.7.3     Disbursements, Reimbursement. In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Lender will promptly notify the Borrowers thereof. Provided that it shall have received such notice, the Borrowers shall reimburse (such obligation to reimburse the Lender shall sometimes be referred to as a “Reimbursement Obligation”) the Lender on each date that an amount is paid by the Lender under any Letter of Credit (each such date, a “Drawing Date”) by paying to the Lender an amount equal to the amount so paid by the Lender.

2.7.4     Documentation. Each Loan Party agrees to be bound by the terms of the Lender's application and agreement for letters of credit and the Lender's written regulations and customary practices relating to letters of credit as set forth in such application and agreement or, if none are stated therein, in Section 10.11.1 hereof. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Lender shall not be liable for any errors, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

2.7.5     Determinations to Honor Drawing Requests. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

2.7.6     Nature of Reimbursement Obligations. The Obligations of the Borrowers to reimburse the Lender upon a drawing under a Letter of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.7 (including Sections 2.7.7 and 2.7.8) under all circumstances, including the following circumstances:

(i)     any set-off, counterclaim, recoupment, defense or other right which the Lender may have against the Borrowers or any other Person for any reason whatsoever, or which any Loan Party may have against the Lender or any of its Affiliates or any other Person for any reason whatsoever;

(ii)     any lack of validity or enforceability of any Letter of Credit, the issuance of which was requested by the Borrowers;

(iii)     any claim of breach of warranty that might be made by any Loan Party or the Lender against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which any Loan Party or the Lender may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), the Lender or its Affiliates or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

(iv)     the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provision of services relating to a Letter of Credit, in each case even if the Lender or any of its Affiliates has been notified thereof;

(v)     payment by the Lender or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

(vi)     the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

(vii)     any failure by the Lender or any of its Affiliates to issue any Letter of Credit in the form requested by any Loan Party, unless the Lender has received written notice from such Loan Party of such failure, has had sufficient time and the beneficiary thereof has agreed to amend such Letter of Credit, and no drawing has been made thereon;

(viii)     any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

(ix)     any breach of this Agreement or any other Loan Document by any party thereto;

(x)     the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

(xi)     the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

(xii)     the fact that the Expiration Date shall have passed or this Agreement or the Revolving Credit Commitment hereunder shall have been terminated; and

(xiii)     any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.7.7     Indemnity. The Borrowers, jointly and severally, hereby agree to protect, indemnify, pay and save harmless the Lender and any of its Affiliates that has issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Lender or any of its Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Lender or Lender’s Affiliate as determined by a final non-appealable judgment of a court of competent jurisdiction or (B) the wrongful dishonor (or wrongful honor) by the Lender or any of the Lender's Affiliates of a proper demand (or, in the case of wrongful honor, improper demand) for payment made under any Letter of Credit, except if such dishonor (or honor, as applicable) resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Official Body. Notwithstanding the foregoing, the Borrowers shall be responsible for allocated costs of internal counsel only during a post-Event of Default out-of-court restructuring or after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to a Loan Party.

2.7.8     Liability for Acts and Omissions. As between any Loan Party and the Lender, or the Lender's Affiliates, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lender shall not be responsible for any of the following, including any losses or damages to any Loan Party or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Lender or its Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Lender or its Affiliates, as applicable, including any act or omission of any Official Body, and none of the above shall affect or impair, or prevent the vesting of, any of the Lender's or its Affiliate's rights or powers hereunder. Nothing in the preceding sentence shall relieve the Lender from liability for the Lender's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall the Lender or its Affiliates be liable to any Loan Party for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys' fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

Without limiting the generality of the foregoing, the Lender and each of its Affiliates (i) may rely on any oral or other communication believed in good faith by the Lender or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Lender or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored presentation under the laws or practices of the place where such bank is located, provided such negotiating bank was authorized by PNC (or the Borrowers, as applicable) to act in such capacity; and (vi) may settle or adjust any claim or demand made on the Lender or its Affiliate in any way related to any order issued at the applicant's request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an “Order”) and honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit.

In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Lender or its Affiliates under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Lender or its Affiliates under any resulting liability to any Borrower or any other Loan Party. This paragraph is not intended to relieve the Lender from liability, subject to the terms of Section 2.7.7 and set forth above in this Section 2.7.8, for conduct for which the Lender would not be entitled to indemnification under clause (A) of Section 2.7.7.

3.     RESERVED

4.     INTEREST RATES

4.1     Interest Rate Options. The Borrowers shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or LIBOR Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrowers may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than six (6) Borrowing Tranches in the aggregate among all of the Loans and provided further that if an Event of Default exists and is continuing, the Borrowers may not request, convert to, or renew the LIBOR Rate Option for any Loans and the Lender may demand that all existing Borrowing Tranches bearing interest under the LIBOR Rate Option shall be converted immediately to the Base Rate Option, subject to the obligation of the Borrowers to pay any indemnity under Section 5.7 [Indemnity] in connection with such conversion. If at any time the designated rate applicable to any Loan made by the Lender exceeds the Lender's highest lawful rate, the rate of interest on such Loan shall be limited to the Lender's highest lawful rate.

4.1.1     Revolving Credit Interest Rate Options. The Borrowers shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

(i)     Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

(ii)     Revolving Credit LIBOR Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the LIBOR Rate plus 1.10%.

4.1.2     Rate Quotations. The Borrowers may call the Lender on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such indication shall not be binding on the Lender nor affect the rate of interest which thereafter is actually in effect when the election is made.

4.2     Interest Periods. At any time when the Borrowers shall select, convert to or renew a LIBOR Rate Option, the Borrowers shall notify the Lender thereof at least three (3) Business Days prior to the effective date of such LIBOR Rate Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, in the case of the renewal of a LIBOR Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

4.3     Interest After Default. To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived, and at the discretion of the Lender:

4.3.1     Letter of Credit Fees, Interest Rate. The Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.7.2 [Letter of Credit Fees] or Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum;

4.3.2     Other Obligations. Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Revolving Credit Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full; and

4.3.3     Acknowledgment. The Borrowers acknowledge that the increase in rates referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lender is entitled to additional compensation for such risk; and all such interest shall be payable by Borrowers upon demand by Lender.

4.4     LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

4.4.1     Unascertainable. If on any date on which a LIBOR Rate would otherwise be determined, the Lender shall have determined that:

(i)     adequate and reasonable means do not exist for ascertaining such LIBOR Rate, or

(ii)     a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the LIBOR Rate,

then the Lender shall have the rights specified in Section 4.4.3 [Lender's Rights].

4.4.2     Illegality; Increased Costs; Deposits Not Available. If at any time the Lender shall have determined that:

(i)     the making, maintenance or funding of any Loan to which a LIBOR Rate Option applies has been made impracticable or unlawful by compliance by the Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

(ii)     such LIBOR Rate Option will not adequately and fairly reflect the cost to the Lender of the establishment or maintenance of any such Loan, or

(iii)     after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan to which a LIBOR Rate Option applies are not available to the Lender with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Lender shall have the rights specified in Section 4.4.3 [Lender's Rights].

4.4.3     Lender's Rights. In the case of any event specified in Section 4.4.1 [Unascertainable] or in Section 4.4.2 [Illegality; Increased Costs; Deposits Not Available] above, the Lender shall promptly so notify the Borrowers and endorse a certificate to such notice as to the specific circumstances of such notice. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of the Lender, to allow the Borrowers to select, convert to or renew a LIBOR Rate Option shall be suspended until the Lender shall have later notified the Borrowers, of the Lender's determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Lender makes a determination under Section 4.4.1 [Unascertainable] and the Borrowers have previously notified the Lender of its selection of, conversion to or renewal of a LIBOR Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If the Lender notifies the Borrowers of a determination under Section 4.4.2 [Illegality; Increased Costs; Deposits Not Available], the Borrowers shall, subject to the Borrowers' indemnification Obligations under Section 5.7 [Indemnity], as to any Loan of the Lender to which a LIBOR Rate Option applies, on the date specified in such notice either (i) as applicable, convert such Loan to the Base Rate Option otherwise available with respect to such Loan, or (ii) prepay such Loan in accordance with Section 5.3 [Voluntary Prepayments]. Absent due notice from the Borrowers of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

4.5     Selection of Interest Rate Options. If the Borrowers fail to select a new Interest Period to apply to any Borrowing Tranche of Loans under the LIBOR Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], the Borrowers shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, commencing upon the last day of the existing Interest Period.

5.     PAYMENTS

5.1     Payments. All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees or other fees or amounts due from the Borrowers hereunder shall be payable prior to 4:00 p.m. on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Lender at the Principal Office for the account of the Lender in Dollars and in immediately available funds. The Lender's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an “account stated.”

5.2     Interest and Principal Payment Dates. Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each calendar month (for purposes of this Section 5.2, a “Payment Date”). Interest on Loans to which the LIBOR Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated Expiration Date, upon acceleration or otherwise). Principal of Loans shall be due in installments as follows: (i) on the 1st anniversary of the Closing Date, $10,000,000; (ii) from the 1st anniversary of the Closing Date to the day immediately preceding the 2nd anniversary of the Closing Date, $2,500,000 in quarterly installments on each quarterly Payment Date occurring in such time period (for a total of $10,000,000 for such annual period); (iii) from the 2nd anniversary of the Closing Date to the day immediately preceding the 3rd anniversary of the Closing Date, $3,750,000 in quarterly installments on each quarterly Payment Date occurring in such time period (for a total of $15,000,000 for such annual period); and (iv) from the 3rd anniversary of the Closing Date to the Expiration Date, $3,750,000 in quarterly installments on each quarterly Payment Date occurring in such time period (for a total of $15,000,000 for such annual period). The Borrowers may make any of the preceding installment payments in advance of the applicable Payment Date. Once paid, such principal amounts shall not be available for re-borrowing and shall reduce the Revolving Credit Commitment on a dollar-for-dollar basis.

5.3     Voluntary Prepayments or Revolving Credit Commitment Reductions. The Borrowers shall have the right at their option from time to time to prepay the Loans or reduce the unborrowed Revolving Credit Commitment in whole or part without premium or penalty (except as provided in Section 5.5 [Increased Costs; Yield Protection] and Section 5.7 [Indemnity]).

5.4     Mandatory Prepayments and Revolving Credit Commitment Reductions.

5.4.1     Mandatory Prepayment from Repatriated Foreign Earnings. Within five (5) Business Days of the Loan Parties’ submission of a Federal income tax return reflecting the inclusion in Federal taxable income of a cash distribution of earnings from a foreign Subsidiary, the Borrower shall make a mandatory prepayment of principal on the Loans equal to 75% of the after-tax proceeds of such distribution (as estimated in good faith by the Borrower), together with accrued interest on such principal amount. All prepayments pursuant to this Section 5.4.1 shall be applied first to payment of the principal amount of the Loans by application to the unpaid installments of principal in the order of scheduled maturities (i.e., to scheduled principal payments first coming due and then continuing with each successive scheduled principal payment coming due under Section 5.2), next to reduce any other Obligations, with an equal reduction of the Revolving Credit Commitment until it is not greater than $52,000,000 (at which time Borrowers shall prepay an amount of the Loans (and, if applicable, cash collateralize Letters of Credit) such that Revolving Facility Usage, after taking into account any such permanent reduction of the Revolving Credit Commitment, does not exceed the amount of the Revolving Credit Commitment, as so permanently reduced). Principal prepaid under this Section 5.4.1 shall not be available for re-borrowing and shall reduce the Revolving Credit Commitment on a dollar-for-dollar basis. This Section 5.4.1 shall not apply after the Revolving Credit Commitment and the Obligations are reduced to $52,000,000 as provided herein.

5.4.2     Mandatory Commitment Reductions for Revolving Facility Usage. If, on any date, the maximum amount of the Revolving Credit Commitment is more than $50,000,000 greater than Revolving Facility Usage, the maximum amount of the Revolving Credit Commitment shall permanently and automatically reduce on such date by $50,000,000 (but, in any event, not below zero); provided, however, that the foregoing requirement shall not be in effect during the period from the date hereof until the earlier to occur of the First Funding Date and February 25, 2014.

5.4.3      Application Among Interest Rate Options. All prepayments required pursuant to this Section 5.4 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to the Base Rate Option, then to Loans subject to a LIBOR Rate Option (and to such Loans, in the order among different LIBOR Rate Options as directed by Borrowers, or in the absence of such direction, as determined by Lender). In accordance with Section 5.7 [Indemnity], the Borrowers shall indemnify the Lender for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a LIBOR Rate Option on any day other than the last day of the applicable Interest Period.

5.5     Increased Costs; Yield Protection. Within ten (10) Business Days of written demand therefor, together with written evidence of the justification therefor, the Borrowers jointly and severally agree to pay the Lender all direct costs incurred, any losses suffered or payments made by the Lender as a result of any Change in Law (hereinafter defined), imposing any reserve (without duplication of the LIBOR Reserve), deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Lender, its holding company or any of their respective assets specifically relative to the Revolving Credit Commitment or Revolving Credit Loans. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any governmental authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any governmental authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith (to the extent enacted, adopted or issued after the Closing Date) and (y) all requests, rules, guidelines or directives promulgated by the Lender for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. Notwithstanding the foregoing, Borrowers shall not be required to compensate the Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than one (1) year prior to the date that Lender notifies the Borrowers of the change giving rise to such increased costs or reductions and of Lender’s intention to claim compensation therefor (except that, if the change giving rise to such increased costs or reductions is retroactive, then the one (1) year period referred to above shall be extended to include the period of retroactive effect thereof).

5.6     No Offsets. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be without deduction or withholding for any taxes, offsets or other deductions.

5.7     Indemnity. Each Borrower jointly and severally agrees to indemnify the Lender against any liabilities, losses or expenses (including, without limitation, loss of margin, any loss or expense sustained or incurred in liquidating or employing deposits from third parties, and any loss or expense incurred in connection with funds acquired to effect, fund or maintain any advance (or any part thereof) bearing interest under the LIBOR Rate Option which the Lender sustains or incurs as a consequence of either (i) the Borrowers’ failure to make a payment on the due date thereof, (ii) the Borrowers’ revocation (expressly, by later inconsistent notices or otherwise) in whole or in part of any notice given to Lender to request, convert, renew or prepay any advance bearing interest under the LIBOR Rate Option, or (iii) the Borrowers’ payment or prepayment (whether voluntary, after acceleration of the maturity of this Agreement or otherwise) or conversion of any advance bearing interest under the LIBOR Rate Option on a day other than the last day of the applicable Interest Period. A notice as to any amounts payable pursuant to this paragraph (including calculations with a reasonable level of detail, when available) given to the Borrowers by the Lender shall, in the absence of manifest error, be conclusive and shall be payable within ten (10) Business Days of written demand therefor. The Borrowers’ indemnification obligations hereunder shall survive the payment in full of the Loans and all other amounts payable hereunder.

5.8     Interbank Market Presumption. Subject to the definition of LIBOR Rate, for all purposes of this Agreement and each Note with respect to any aspects of the LIBOR Rate and any Loan under the LIBOR Rate Option, the Lender shall be presumed to have obtained rates, funding, currencies, deposits, and the like in the Relevant Interbank Market regardless of whether it did so or not; and, the Lender's determination of amounts payable under, and actions required or authorized by, Section 5.5 [Increased Costs; Yield Protection] and Section 5.7 [Indemnity] shall be calculated, at the Lender's option, as though the Lender funded each Borrowing Tranche of Loans under the LIBOR Rate Option through the purchase of deposits of the types and maturities corresponding to the deposits used as a reference in accordance with the terms hereof in determining the LIBOR Rate applicable to such Loans, whether in fact that is the case.

6.     REPRESENTATIONS AND WARRANTIES

The Loan Parties, jointly and severally, represent and warrant to the Lender as follows:

6.1.1     Organization and Qualification; Power and Authority; Compliance With Laws; Title to Properties; Event of Default. Each Loan Party and each Subsidiary of each Loan Party (i) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct, (iii) is duly licensed or qualified and in good standing in each jurisdiction where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except where the failure to do so would not result in a Material Adverse Change, (iv) has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness to be incurred by it under the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part, (v) is in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.1.14 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business, except where the failure to do so would not constitute a Material Adverse Change, and (vi) has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens. No Event of Default or Potential Default exists or is continuing.

6.1.2     Subsidiaries and Owners; Investment Companies. Schedule 6.1.2 states as of the Closing Date (i) the name of each of the Parent Company’s Subsidiaries, its jurisdiction of organization and the amount, percentage and type of equity interests in such Subsidiary (the “Subsidiary Equity Interests”), (ii) the name of each holder of an equity interest in the Parent Company (in the case of the Parent Company, such disclosure is limited to each holder having, to the knowledge of Parent Company, an equity interest of 5% or more) and its Subsidiaries, the amount, percentage and type of such equity interest (the “Parent Company Equity Interests”), and (iii) any options, warrants or other rights outstanding to purchase any such equity interests referred to in clause (i) or (iii), other than employee stock options (collectively with the Subsidiary Equity Interests and Parent Company Equity Interests, the “Equity Interests”). The Parent Company and each of its Subsidiaries has good and marketable title to all of the Subsidiary Equity Interests it purports to own, free and clear in each case of any Lien, other than Permitted Liens, and all such Subsidiary Equity Interests have been validly issued, fully paid and are nonassessable. None of the Loan Parties or Subsidiaries of any Loan Party is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control.”

6.1.3     Validity and Binding Effect. This Agreement and each of the other Loan Documents (i) has been duly and validly executed and delivered by each Loan Party named as a party thereto, and (ii) constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto, enforceable against such Loan Party in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

6.1.4     No Conflict; Material Agreements; Consents. Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents). There is no default under such material agreement (referred to above) and none of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law, in each case, which would result in a Material Adverse Change. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents, except for such consents and approvals that have been duly obtained.

6.1.5     Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or in equity before any Official Body which, individually or in the aggregate is reasonably likely to result in any Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which would result in any Material Adverse Change.

6.1.6     Financial Statements.

(i)     Historical Statements. The Parent Company and its Subsidiaries (including Borrowers) have delivered to the Lender copies (by filing thereof on EDGAR) of their audited consolidated year-end financial statements for and as of the end of the fiscal year ended March 3, 2013. In addition, the Parent Company and its Subsidiaries (including Borrowers) have delivered to the Lender copies of their (A) unaudited consolidated interim financial statements for the fiscal year to date and as of the end of the fiscal quarter ended September 1, 2013 and (B) unaudited consolidated interim financial statements for the fiscal year to date as of the fiscal quarter ended December 1, 2013 (all such annual and interim statements being collectively referred to as the “Statements”). The Statements were compiled from the books and records maintained by the Parent Company and its Subsidiaries’ management, are correct and complete and fairly represent the consolidated and consolidating financial condition of the Parent Company and its Subsidiaries (including Borrowers) as of the respective dates thereof and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the interim statements) to normal year-end audit adjustments.

(ii)     Accuracy of Financial Statements. Neither any Borrower nor any Subsidiary of the Borrowers has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of any Borrower or any Subsidiary of the Borrowers which may cause a Material Adverse Change. Since March 3, 2013, and with respect to future Loans, since the date of the most recently delivered audited financial statements delivered pursuant to this Agreement, no Material Adverse Change has occurred.

6.1.7     Margin Stock. None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

6.1.8     Full Disclosure. Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other document furnished to the Lender in connection herewith or therewith (as modified or supplemented, but excluding financial projection information and information of a general economic or industry specific nature), when furnished or taken as a whole, contains any material misstatement of fact or omits to state a fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not materially misleading. With respect to projected financial information, the Borrowers represent and warrant only that such information reflects their good faith estimates as of the date of preparation thereof, based upon methods and data the Borrowers believe to be reasonable and accurate, notwithstanding that actual results may differ materially from such projected financial information.

6.1.9     Taxes. All federal tax returns, and all material state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made.

6.1.10     Patents, Trademarks, Copyrights, Licenses, Etc. Each Loan Party and each Subsidiary of each Loan Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others (except for any such conflict which is not reasonably likely to result in a Material Adverse Change).

6.1.11     Liens in the Collateral. The Liens in the Collateral granted to the Lender pursuant to the Loan Documents, other than Liens in the Subsidiary Equity Interests in Foreign Subsidiaries as to which the Lender has not required that it obtain Prior Security Interests under any foreign jurisdictions that may be applicable, constitute and will continue to constitute Prior Security Interests and are subject only to Permitted Liens. All filing fees and other expenses in connection with the perfection of such Liens have been or will be paid by the Borrowers.

6.1.12     Insurance. The properties of each Loan Party and each of its Subsidiaries are insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each such Loan Party and Subsidiary in accordance with prudent business practice in the industry of such Loan Parties and Subsidiaries.

6.1.13     ERISA Compliance.

(i)     Each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws, except where such failure to comply would not result in a Material Adverse Change. Each Pension Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter or prototype opinion letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of Borrowers, nothing has occurred which would prevent, or cause the loss of, such qualification. Each Borrower and each ERISA Affiliate have made all required contributions to each Pension Plan, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Pension Plan.

(ii)     No ERISA Event has occurred or is reasonably expected to occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party or any Subsidiary of a Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $2,250,000; (a) each Pension Plan is in compliance in all material respects with the minimum funding requirements of Section 412 and 430 of the Code; (b) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA or contributions due and not delinquent); (c) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (d) neither any Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

(iii)     As of the Closing Date, no Loan Party or ERISA Affiliate sponsors, maintains, participates in or has any liability under any Pension Plan, except as set forth on Schedule 6.1.13 attached hereto.

6.1.14     Environmental Matters. Each Loan Party is and has been and, to the knowledge of each respective Loan Party, each of its Subsidiaries is and has been, (a) as of the Closing Date, in compliance with applicable Environmental Laws except as disclosed in the SEC filings of the Parent Company, provided that such matters so disclosed would not in the aggregate result in a Material Adverse Change and except for any noncompliance that would not result in a Material Adverse Change, and (b) as of any other date on which the representations set forth in this Section 6.1.14 are or are deemed made, in compliance with applicable Environmental Laws, except for any non-compliance which would not result in a Material Adverse Change.

6.1.15     Solvency. Before and after giving effect to the initial Loans hereunder, each of the Loan Parties is Solvent.

6.1.16     Anti-Terrorism Laws. (i) No Covered Entity is a Sanctioned Person, and (ii) no Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law, (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

7.     CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

The obligation of the Lender to make Loans and to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

7.1     First Loans and Letters of Credit.

7.1.1     Deliveries. On the Closing Date, the Lender shall have received each of the following in form and substance satisfactory to the Lender:

(i)     A certificate of each of the Loan Parties signed by an Authorized Officer, dated the Closing Date stating that (w) all representations and warranties of the Loan Parties set forth in this Agreement are true and correct in all material respects (except for those representations and warranties that are qualified by reference to materiality, which shall be true and correct in all respects), (x) no Event of Default or Potential Default exists, and (y) no Material Adverse Change has occurred since March 3, 2013;

(ii)     A certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to: (a) all action taken by each Loan Party to duly authorize the execution, delivery and performance of this Agreement and the other Loan Documents; (b) the names of the Authorized Officers authorized to sign the Loan Documents and their true signatures; (c) copies of its organizational documents as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office (or certified as not having changed since the versions most recently delivered to Lender); and (d) certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized;

(iii)     This Agreement and each of the other Loan Documents (to the extent being executed on the date hereof) duly signed by an Authorized Officer and each other party thereto;

(iv)     All appropriate stock powers and certificates evidencing the pledged Subsidiary Equity Interests (to the extent not already delivered to Lender);

(v)     A written opinion of U.S. counsel for the Loan Parties, dated the Closing Date;

(vi)     A Lien search in acceptable scope and with acceptable results;

(vii)     A Loan Request for any Loans being requested on the Closing Date; and

(viii)     Such other documents in connection with such transactions as the Lender or said counsel may have reasonably requested.

7.1.2     Payment of Fees. The Borrowers shall have paid all fees payable on or before the Closing Date as required by this Agreement or any other Loan Document, including without limitation a closing fee which Borrower shall pay to the Lender by the Closing Date in the amount of $130,000 (which fee shall be fully earned and non-refundable when paid).

7.2     Each Loan or Letter of Credit. At the time of making any Loans or issuing, extending or increasing any Letters of Credit and after giving effect to the proposed extensions of credit: (i) the representations and warranties of the Loan Parties in the Loan Documents shall then be true and correct in all material respects (except for those representations and warranties that are qualified by reference to materiality, which shall be true and correct in all respects), (ii) no Event of Default or Potential Default shall have occurred and be continuing, and (iii) the Borrowers shall have delivered to the Lender a duly executed and completed Loan Request or an application for a Letter of Credit, as the case may be.

8.     COVENANTS

The Loan Parties, jointly and severally, covenant and agree that until Payment In Full, the Loan Parties shall comply at all times with the following covenants:

8.1     Affirmative Covenants.

8.1.1     Preservation of Existence, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries (other than Immaterial Subsidiaries) to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.].

8.1.2     Payment of Liabilities, Including Taxes, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits in an amount in excess of $2,250,000, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made.

8.1.3     Maintenance of Insurance. Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured and in such amounts as are substantially consistent with past practice and with reputable and financially sound insurers.

8.1.4     Maintenance of Properties and Leases. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) all of those properties necessary to its business, and from time to time, such Loan Party will make or cause to be made all commercially reasonable repairs, renewals or replacements thereof.

8.1.5     Visitation Rights. Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Lender to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as the Lender may reasonably request, provided that the Lender shall provide the Borrowers with reasonable notice prior to any visit or inspection.

8.1.6     Keeping of Records and Books of Account. Each Borrower shall, and shall cause each Subsidiary of the Borrowers to, maintain and keep proper books of record and account which enable the Borrowers and their Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over any Borrower or any Subsidiary of the Borrowers, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

8.1.7     Compliance with Laws; Use of Proceeds. Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all material respects. The Loan Parties will use the Letters of Credit and the proceeds of the Loans only in accordance with Section 2.6 [Use of Proceeds] and as permitted by applicable Law.

8.1.8     Further Assurances. Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Lender's Lien on and Prior Security Interest in the Collateral whether now owned or hereafter acquired as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Lender in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

8.1.9     Depository Accounts and Cash Management. The Borrowers shall maintain their primary depository accounts and treasury management services (which specifically does not include investment accounts) with the Lender.

8.1.10     Anti-Terrorism Laws; International Trade Compliance. None of the Loan Parties is or shall be (i) a Person with whom the Lender is restricted from doing business under Executive Order No. 13224 or any other Anti-Terrorism Law, (ii) engaged in any business involved in making or receiving any contribution of funds, goods or services to or for the benefit of such a Person or in any transaction that evades or avoids, or has the purpose of evading or avoiding, the prohibitions set forth in any Anti-Terrorism Law, or (iii) otherwise in violation of any Anti-Terrorism Law. The Loan Parties shall provide to the Lender any certifications or information that Lender reasonably requests to confirm compliance by the Loan Parties with Anti-Terrorism Laws. Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, the Loan Parties agree that (a) no Covered Entity will become a Sanctioned Person, (b) no Covered Entity, either in its own right or through any third party, will (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law; or (D) use the Loans to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (c) the funds used to repay the Obligations will not be derived from any unlawful activity, (d) each Covered Entity shall comply with all Anti-Terrorism Laws, and (e) the Borrower shall promptly notify the Lender in writing upon the occurrence of a Reportable Compliance Event.

8.1.11     Keepwell. Each Qualified ECP Loan Party jointly and severally (together with each other Qualified ECP Loan Party) hereby absolutely, unconditionally and irrevocably (a) guarantees the prompt payment and performance of all Swap Obligations owing by each Non-Qualifying Party (it being understood and agreed that this guarantee is a guaranty of payment and not of collection), and (b) undertakes to provide such funds or other support as may be needed from time to time by any Non-Qualifying Party to honor all of such Non-Qualifying Party's obligations under this Agreement or any other Loan Document in respect of Swap Obligations (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 8.1.11 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.1.11, or otherwise under this Agreement or any other Loan Document, voidable under applicable law, including applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section 8.1.11 shall remain in full force and effect until payment in full of the Obligations and termination of this Agreement and the other Loan Documents. Each Qualified ECP Loan Party intends that this Section 8.1.11 constitutes, and this Section 8.1.11 shall be deemed to constitute, a guarantee of the obligations of, and a "keepwell, support, or other agreement" for the benefit of, each other Loan Party for all purposes of Section 1a(18(A)(v)(II)) of the CEA.

8.2     Negative Covenants.

8.2.1     Indebtedness. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

(i)     Indebtedness under the Loan Documents;

(ii)     Indebtedness incurred with respect to Purchase Money Security Interests and Capital Leases, secured by such Purchase Money Security Interests or Capital Leases (as applicable), Indebtedness assumed in connection with (but not incurred in contemplation of) a Permitted Acquisition secured by Liens that extend only to the property so acquired in such Permitted Acquisition, and other secured Indebtedness in an aggregate amount not to exceed $5,000,000 outstanding at any time;

(iii)     so long as no Potential Default or Event of Default exists at the time of, or will be caused by, the incurrence thereof (including without limitation under Section 8.2.14 or 8.2.15), the following additional Indebtedness:

(a)     additional Indebtedness incurred with respect to Purchase Money Security Interests and Capital Leases;

(b)     additional Indebtedness assumed in connection with (but not incurred in contemplation of) a Permitted Acquisition; and

(c)     other additional Indebtedness;

provided, however, that the aggregate outstanding amount of secured Indebtedness existing under Sections 8.2.1(iii)(b) and 8.2.1(iii)(c) above shall not exceed $5,000,000 at any time.

(iv)     any (i) Lender Provided Interest Rate Hedge, (ii) other unsecured Interest Rate Hedges approved by the Lender and not otherwise causing a Potential Default or Event of Default hereunder (including without limitation under a financial covenant set forth herein), or (iii) Indebtedness under any Other Lender Provided Financial Services Product; provided however, the Loan Parties and their Subsidiaries shall enter into a Lender Provided Interest Rate Hedges or other Interest Rate Hedges only for hedging (rather than speculative) purposes;

(v)     Guaranties permitted by Section 8.2.3 [Guaranties];

(vi)     Indebtedness representing deferred compensation incurred in the ordinary course of business;

(vii)     Indebtedness to current or former officers, directors, managers, consultants and employees to finance the required purchase or redemption of stock of the Parent Company in the ordinary course of business;

(viii)     Indebtedness under Other Lender Provided Financial Service Products;

(ix)     Indebtedness incurred in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments (including reimbursement-type obligations) issued or created in the ordinary course of business consistent with past practice in respect of workers compensation claims, health, disability or other employee benefits, property, casualty or liability insurance, or performance, bid, appeal or surety bonds; and

(x)     Indebtedness arising from intercompany loans and advances permitted by Section 8.2.4 [Loans and Investments].

8.2.2     Liens. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, except Permitted Liens.

8.2.3     Guaranties. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree to, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for:

(i)     Indebtedness in the form of Guaranties of Indebtedness permitted under Sections 8.2.1(i) through (iv) and (vi) through (x);

(ii)     Guaranties in favor of other Loan Parties;

(iii)     Guaranties in favor of the Lender; and

(iv)     so long as no Potential Default or Event of Default exists at the time of, or will be caused by, the incurrence thereof (including without limitation under Section 8.2.14 or 8.2.15), Guaranties of lease obligations of non-Loan Parties in respect of leases that are not Capital Leases;

provided that the aggregate outstanding amount of Guaranties referred to in the preceding Sections 8.2.3(i) and (iv) by the Parent Company or its domestic Subsidiaries of obligations of foreign Subsidiaries shall not exceed $5,000,000 at any time.

8.2.4     Loans and Investments. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, except:

(i)     trade credit or investments in the nature of accounts receivable or notes receivable extended to third parties, or trade receivables extended to Subsidiaries, in any case on usual and customary terms in the ordinary course of business;

(ii)     loans or advances to employees in the ordinary course of business;

(iii)     Permitted Investments;

(iv)     loans, advances and investments (other than trade receivables extended on usual and customary terms in the ordinary course of business) by: (A) any Loan Party in or to any other Loan Party; (B) any Subsidiary of the Parent Company that is not a Loan Party in or to any other Subsidiary of the Parent Company that is not a Loan Party; (C) any Subsidiary of the Parent Company that is not a Loan Party in or to any Loan Party, which, if in the form of Indebtedness, is Subordinated Debt; and (D) any Loan Party in or to any Subsidiary of the Parent Company that is not a Loan Party, provided that, in the case of this clause (D), either such loans, advances and investments are (a) set forth on Schedule 8.2.4 attached hereto or (b) in an aggregate amount not to exceed $3,000,000 outstanding at any time;

(v)     investments made in connection with Permitted Acquisitions in accordance with Section 8.2.1 [Indebtedness], 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] and/or Section 8.2.9 [Subsidiaries];

(vi)     joint ventures, provided that (A) if such joint venture involves the acquisition of ownership interests in, or other creation of, a Subsidiary, then such Subsidiary shall comply with Section 8.2.9 [Subsidiaries] promptly following consummation of such joint venture, (B) the business acquired or otherwise to be conducted by the joint venture shall comply with Section 8.2.10 [Continuation or Change in Business], (C) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such joint venture and (D) in the case of a joint venture outside the ordinary course of business, the Pro Forma Operating Leverage Ratio shall meet the requirements set forth in Section 8.2.6(ii)(d) as applied to the joint venture (rather than a Permitted Acquisition or acquired Person) as demonstrated by a certificate (in form and substance reasonably acceptable to the Lender) delivered by the Borrowers to the Lender at least five (5) Business Days prior to consummating such joint venture;

(vii)     promissory notes and other non-cash consideration received in connection with dispositions permitted under Section 8.2.7 [Dispositions of Assets or Subsidiaries];

(viii)     investments (including debt obligations and equity interests) received in connection with the bankruptcy or reorganization of third party suppliers and customers or in settlement of delinquent obligations of, or other disputes with, third party customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured such investment or other transfer of title with respect to any secured such investment; and

(ix)     Guaranties permitted under Section 8.2.3 [Guaranties].

8.2.5     Dividends and Related Distributions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, dividends or other distributions payable to another Loan Party except for (a) dividends and distributions from Subsidiaries of the Parent Company to the Parent Company or another Loan Party, (b) only so long as no Potential Default or Event of Default is occurring, regular quarterly dividends of Parent Company to its shareholders in amounts not exceeding $.10 per share, and (c) after prior written notice to the Lender, and only so long as no Potential Default or Event of Default is occurring, an annual special dividend of Parent Company to its shareholders in amounts ranging from $1.00 to $2.50 per share; provided, however that the Lender acknowledges receipt of prior written notice of the payment by the Parent Company of a special dividend to its shareholders in an amount of $2.50 per share on February 25, 2014, which dividend is, in reliance on the Loan Parties’ confirmation and covenant by way of execution of this Agreement that no Potential Default or Event of Default is occurring on the date hereof or will be occurring on February 25, 2014, and assuming effectiveness of this Agreement prior to or concurrent with the payment of such special dividend, expressly permitted hereunder.

8.2.6     Liquidations, Mergers, Consolidations, Acquisitions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries (other than Immaterial Subsidiaries) to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person other than dispositions of assets or Subsidiaries permitted under Section 8.2.7 [Dispositions of Assets or Subsidiaries]; provided that:

(i)     (A) any Loan Party and any Subsidiary of a Loan Party (other than the Borrowers) may consolidate or merge into another Loan Party, and (B) any Subsidiary of the Parent Company that is not a Loan Party may consolidate or merge into a Loan Party or another Subsidiary of the Parent Company that is not a Loan Party, and

(ii)     any Loan Party or any Subsidiary thereof may acquire, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of assets of another Person or of a business or division of another Person (each, a “Permitted Acquisition”), provided that each of the following requirements is met for each Permitted Acquisition:

(a)     if such Loan Party or Subsidiary is acquiring the ownership interests in such Person, such Person shall comply with the requirements of Section 8.2.9 [Subsidiaries] promptly following such Permitted Acquisition;

(b)     the business acquired, or the business conducted by the Person whose ownership interests are being acquired shall comply with Section 8.2.10 [Continuation of or Change in Business];

(c)     no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition;

(d)     the Pro Forma Operating Leverage Ratio shall not exceed 2.25 to 1.00 and the Borrowers shall have delivered to the Lender a certificate (in form and substance reasonably acceptable to the Lender) demonstrating such compliance, at least five (5) Business Days prior to consummating such Permitted Acquisition; provided, however, that if trailing twelve month EBITDA of such acquired Person, business or division is not available for purposes of calculating the Pro Forma Operating Leverage Ratio, the Borrowers shall instead deliver to the Lender within such time period the Parent Company’s projections of the expected combined pro-forma EBITDA of the Borrower, its Subsidiaries and such acquired Person, business or division over the subsequent twelve month period, demonstrating that the consummation of such Permitted Acquisition will not result in a ratio of trailing twelve month Consolidated EBITDA to consolidated Funded Debt of the Borrowers and their Subsidiaries (including any Indebtedness incurred or assumed) that exceeds 2.25 to 1.00; and

(e)     the Loan Parties shall deliver to the Lender as soon as available prior to the consummation of a Permitted Acquisition copies of any agreements entered into by such Loan Party or Subsidiary in connection with such Permitted Acquisition and shall deliver to the Lender such other information about such Person or its assets as any Loan Party may reasonably require.

8.2.7     Dispositions of Assets or Subsidiaries. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

(i)     transactions involving the sale of inventory in the ordinary course of business;

(ii)     any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

(iii)     any sale, transfer or lease of assets by:

(A)     any Loan Party to another Loan Party;

(B)     any Subsidiary of the Parent Company that is not a Loan Party to another Subsidiary of the Parent Company that is not a Loan Party;

(C)     any Subsidiary of the Parent Company that is not a Loan Party to a Loan Party,  or any Loan Party to any Subsidiary of the Parent Company that is not a Loan Party, in each case in the ordinary course of business substantially consistent with past practice (“Ordinary Course”);

(D)     any Subsidiary of the Parent Company that is not a Loan Party to a Loan Party, outside the Ordinary Course, provided that the consideration paid by such Loan Party (x) must not be greater than fair market value of the assets sold, transferred or leased, (y) if paid as Indebtedness, is permitted under Section 8.2.1 [Indebtedness], and (z) either (I) when added with the outstanding loans, investments and advances made by Loan Parties in Subsidiaries of the Parent Company that are not Loan Parties pursuant to Section 8.2.4(iv)(D) (not including those set forth on Schedule 8.2.4), does not exceed $3,000,000 in the aggregate at any time or (II) is set forth on Schedule 8.2.4; and

(E)     any Loan Party to any Subsidiary of the Parent Company that is not a Loan Party, outside the Ordinary Course, provided that the consideration paid by such Subsidiary (x) must not be less than fair market value of such sold, transferred or leased assets, and, if paid as Indebtedness, is permitted under Section 8.2.1 [Indebtedness], and (y) when added with the outstanding loans, investments and advances made by Loan Parties in Subsidiaries of the Parent Company that are not Loan Parties pursuant to Section 8.2.4(iv)(D), does not exceed $5,000,000 in the aggregate;

(iv)     any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased;

(v)     sales, transfers, leases or other dispositions of assets of Immaterial Subsidiaries;

(vi)     dividends and distributions permitted by Section 8.2.5 [Dividends and Related Distributions];

(vii)     investments, advances and loans permitted by Section 8.2.4 [Loans and Investments];

(viii)     assignments, licenses and sublicenses of intellectual property in the ordinary course of business; and

(ix)     the sale, transfer or lease of assets resulting from the facility closures listed on Schedule 8.2.7 attached hereto.

8.2.8     Affiliate Transactions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction with any Affiliate of any Loan Party (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction (a) is not otherwise prohibited by this Agreement, (b) is in accordance with all applicable Law, and (c) either is entered into with a Loan Party or, if entered into with a non-Loan Party, is entered into in the ordinary course of business upon fair and reasonable arm's-length terms.

8.2.9     Subsidiaries. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiary other than:

(i)     any domestic Subsidiary, not designated as an Immaterial Domestic Subsidiary, existing as of the Closing Date which has joined the Loan Documents as a Guarantor as of the Closing Date (including any domestic Subsidiary that the Lender and Borrowers agree in accordance with this Section 8.2.9 after the Closing Date will no longer be designated as an “Immaterial Domestic Subsidiary”);

(ii)     any Immaterial Domestic Subsidiary or Immaterial Foreign Subsidiary (including any Subsidiary that the Lender and Borrowers agree in accordance with this Section 8.2.9 to designate as an “Immaterial Domestic Subsidiary” or “Immaterial Foreign Subsidiary”, as the case may be);

(iii)      any foreign Subsidiary, existing as of the Closing Date as to which, if it is a 1st tier foreign Subsidiary and not an Immaterial Foreign Subsidiary (including any foreign Subsidiary that the Lender and Borrowers agree in accordance with this Section 8.2.9 after the Closing Date will no longer be designated as an “Immaterial Foreign Subsidiary”), 65% of all issued and outstanding equity interests of such 1st tier foreign Subsidiary is pledged to the Lender under the Pledge Agreement, including delivery to the Lender of documents necessary to grant and perfect Prior Security Interests to the Lender in equity interests of such 1st tier foreign Subsidiary under U.S. law, all of which is satisfactory in form and substance to the Lender;

(iv)     any domestic Subsidiary (other than any domestic Subsidiary that the Lender and Borrowers agree in accordance with this Section 8.2.9 will be designated as an “Immaterial Domestic Subsidiary”) created or acquired after the Closing Date which joins the Loan Documents as a Guarantor by delivering to the Lender a signed Guarantor Joinder and other documents in the forms described in Section 7.1 [First Loans] modified as appropriate and in form and substance satisfactory to the Lender; or

(v)     any foreign Subsidiary (other than any foreign Subsidiary that the Lender and Borrowers agree in accordance with this Section 8.2.9 will be designated as an “Immaterial Foreign Subsidiary”) created or acquired after the Closing Date as to which, if it is a 1st tier foreign Subsidiary and not an Immaterial Foreign Subsidiary, 65% of all issued and outstanding equity interests of such foreign Subsidiary is pledged to the Lender under the Pledge Agreement, including delivery to the Lender of documents necessary to grant and perfect Prior Security Interests to the Lender in equity interests of such foreign Subsidiary under U.S. law and the laws of its jurisdiction if so required by Lender, all of which is satisfactory in form and substance to the Lender, provided that Lender shall not require perfection in such foreign jurisdiction to the extent (i) such pledge would be unlawful under applicable Law, and (ii) in the reasonable discretion of the Lender (in consultation with the Borrowers), the costs and burdens of obtaining such pledge are excessive in relation to the value of the security being afforded by such pledge;

provided that the designation of any Subsidiary as an Immaterial Subsidiary shall be made by agreement among the Borrowers and Lender in writing, with the understanding that any Subsidiary that materially contributes to the overall assets or revenues of the Borrowers and their Subsidiaries, as reasonably determined by the Lender, will not be designated as an Immaterial Subsidiary.

8.2.10     Continuation of or Change in Business. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Loan Parties and their Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Loan Parties and their Subsidiaries, taken as a whole, are engaged on the Closing Date.

8.2.11     Fiscal Year. Each Borrower shall not, and shall not permit any Subsidiary of the Borrowers to, change its fiscal year from the twelve-month period ending the Sunday nearest to the last day of February, or the last day of February, for each calendar year, without providing at least thirty (30) days’ prior written notice to the Lender.

8.2.12     Changes in Organizational Documents. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without, if such change would be materially adverse to the Lender, providing at least thirty (30) days' prior written notice to the Lender. Notwithstanding the foregoing, if any Loan Party as a grantor under the Pledge Agreement changes its jurisdiction of organization from that listed on Schedule 6.1.2 or anyone other than such Loan Party as a grantor under the Pledge Agreement comes to own any equity interests pledged under the Pledge Agreement or if any new equity interests (whether by increase of amount or creation of a new class or type, or otherwise) in any issuer referenced in the Pledge Agreement exist, Borrowers shall provide Lender with immediate written notice thereof and promptly deliver such documents, instruments or certificates as Lender may require to perfect or continue perfection of its Lien pursuant to the Pledge Agreement and promptly take any other actions required pursuant to the Pledge Agreement.

8.2.13     Maximum Funded Debt Ratio. The Loan Parties shall not at any time permit the ratio of consolidated Funded Debt of the Borrowers and their consolidated Subsidiaries to Consolidated EBITDA, calculated as of the end of each fiscal quarter for the four immediately preceding fiscal quarters, beginning with the fiscal quarter first ending after the Closing Date and continuing thereafter, to exceed (i) 3.75 to 1.00 for the period from the Closing Date to February 28, 2015, (ii) 3.50 to 1.00 for the period from March 1, 2015 to February 27, 2016, (iii) 3.00 to 1.00 for the period from February 28, 2016 to February 25, 2017, and (iv) 2.25 to 1.00 for all periods thereafter.

8.2.14     Minimum Fixed Charge Coverage Ratio. The Loan Parties shall not permit the Fixed Charge Coverage Ratio of the Borrowers and their consolidated Subsidiaries, calculated as of the end of each fiscal quarter for the four immediately preceding fiscal quarters, beginning with the fiscal quarter first ending after the Closing Date and continuing thereafter, to be less than 1.10 to 1.00.

8.2.15     Minimum Domestic Liquid Assets; Quick Ratio. The Loan Parties covenant and agree that (A) they shall not, and shall not permit the Borrowers and their consolidated Subsidiaries to, maintain for the Borrowers and their consolidated Subsidiaries less than an aggregate of $25,000,000 in cash, securities for which there is an active market and/or commercial paper held at all times in domestic deposit and investment accounts titled in the name of, and under enforceable ownership of, a domestic Loan Party (i.e., organized in the United States); and (B) they and their consolidated Subsidiaries shall maintain, on a consolidated basis (i) cash plus marketable securities plus accounts receivable, divided by (ii) current liabilities, to be calculated as of the end of each fiscal quarter, beginning with the fiscal quarter first ending after the Closing Date and continuing thereafter, in excess of (a) 10.50 to 1.00 for the period from the Closing Date to February 28, 2015, (b) 10.00 to 1.00 for the period from March 1, 2015 to February 27, 2016, (c) 8.50 to 1.00 for the period from February 28, 2016 to February 25, 2017, and (d) 3.25 to 1.00 for all periods thereafter.

8.2.16     Negative Pledges. Each of the Loan Parties covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, enter into any Agreement with any Person which, in any manner, whether directly or contingently, prohibits, restricts or limits the right of any of the Loan Parties from granting any Liens to the Lender.

8.3     Reporting Requirements. The Loan Parties will furnish or cause to be furnished to the Lender:

8.3.1     Quarterly Financial Statements. As soon as available and in any event within ninety (90) calendar days after the end of each of the first three fiscal quarters in each fiscal year of the Borrowers, financial statements of the Parent Company and its Subsidiaries (including Borrowers), consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statement of income and consolidated statement of cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of the Borrowers as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. Delivery within the time period specified above of copies of the Parent Company’s Report on Form 10-Q prepared in compliance with the requirements thereunder and filed with the SEC shall be deemed to satisfy the requirements of this Section.

8.3.2     Annual Financial Statements.

8.3.2.1     Consolidated Financial Statements. As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrowers, financial statements of the Parent Company and its Subsidiaries (including Borrowers) consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statement of income and stockholders' equity and statement of cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing reasonably satisfactory to the Lender as presenting fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and having been prepared in conformity with GAAP. Delivery within the time period specified above of copies of the Parent Company’s Report on Form 10-K prepared in compliance with the requirements thereunder and filed with the SEC shall be deemed to satisfy the requirements of this Section; and

8.3.2.2     Consolidating Financial Statements. As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrowers, financial statements of the Parent Company and its Subsidiaries (including Borrowers) consisting of a consolidating balance sheet as of the end of such fiscal year, and related consolidating statement of income and stockholders' equity and statement of cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified (subject to normal year-end audit adjustments) by an Authorized Officer of the Borrowers as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

8.3.3     Certificates of the Borrowers. Concurrently with the financial statements of the Borrowers furnished to the Lender pursuant to Sections 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements], a certificate of the Borrowers signed by an Authorized Officer of the Borrowers in the form of Exhibit 8.3.3.1 (each a “Compliance Certificate”).

8.3.4     Notices. Borrowers shall deliver to the Lender the following notices and reports:

8.3.4.1     Default. Promptly after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by an Authorized Officer setting forth the details of such Event of Default or Potential Default and the action which such Loan Party proposes to take with respect thereto.

8.3.4.2     Litigation. Promptly after the commencement thereof, notice of any action, suit, proceeding or investigation before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral or which if adversely determined would constitute a Material Adverse Change.

8.3.4.3     Organizational Documents. If any amendment to the organizational documents of any Loan Party is required to be delivered to Lender pursuant to Section 8.2.12, within the time limits set forth in Section 8.2.12 [Changes in Organizational Documents].

8.3.4.4     Erroneous Financial Information. Promptly and in any event within five (5) Business Days in the event that the Borrowers or their accountants conclude or advise that any previously issued financial statement, audit report or interim review should no longer be relied upon or that disclosure should be made or action should be taken to prevent future reliance.

8.3.4.5     ERISA Event. Promptly upon the occurrence of any ERISA Event with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party or any Subsidiary of a Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $2,250,000.

8.3.4.6     Other Reports. Promptly upon their becoming available to the Borrowers:

(i)     Financial Projections. If the Parent Company hereafter ceases to be publicly traded on a U.S. stock exchange, within sixty (60) days after commencement of each fiscal year of the Parent Company, the annual projections of the Parent Company and its Subsidiaries for the then-current fiscal year.

(ii)     Material Management Letters. Any material reports, including material management letters, submitted to the Borrowers by independent accountants in connection with any annual, interim or special audit, and

(iii)     Other Material Information. A copy of each material public filing as to any Loan Party or their Subsidiaries (or notice of the filing thereof on EDGAR), and such other reports and information as the Lender may from time to time reasonably request.

9.     DEFAULT

9.1     Events of Default. An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

9.1.1     Payments Under Loan Documents. The Borrowers shall fail to pay any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity) or Reimbursement Obligation or any interest on any Loan or Reimbursement Obligation or any other amount owing hereunder or under the other Loan Documents on the date on which such principal, interest or other amount becomes due in accordance with the terms hereof or thereof; provided, however, that the Borrowers shall have a grace period of two (2) Business Days for the payment of amounts owing hereunder or under the other Loan Documents other than principal.

9.1.2     Breach of Warranty. Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

9.1.3     Breach of Negative Covenants or Visitation Rights. Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 8.1.5 [Visitation Rights] or Section 8.2 [Negative Covenants];

9.1.4     Breach of Other Covenants. Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) days (provided that no such grace period shall apply to Sections 8.3.1 [Quarterly Financial Statements], 8.3.2 [Annual Financial Statements] and 8.3.3 [Certificates of Borrowers]);

9.1.5     Defaults in Other Agreements or Indebtedness. A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $2,250,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any such Indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

9.1.6     [reserved];

9.1.7     Final Judgments or Orders. Any final judgments or orders for the payment of money in excess of $2,250,000 in the aggregate, not covered by insurance, shall be entered against any Loan Party or any Subsidiary of a Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

9.1.8     Loan Document Unenforceable. Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

9.1.9     Uninsured Losses; Proceedings Against Assets. There shall occur any uninsured damage to or loss, theft or destruction of any of assets or properties of a Loan Party or any Subsidiary of a Loan Party that constitutes a Material Adverse Change, or any of the Loan Parties' or any of their Subsidiaries' assets with a fair market value of $2,250,000 or greater are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

9.1.10     Events Relating to Plans and Benefit Arrangements. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party or any Subsidiary of a Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $2,250,000, or (ii) any Loan Party or any Subsidiary of a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $2,250,000;

9.1.11     Change in Control. If any Change in Control shall occur; and

9.1.12     Relief Proceedings. (i) A Relief Proceeding shall have been instituted against any Loan Party or Subsidiary of a Loan Party and such Relief Proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or a court shall enter a decree or order granting any of the relief sought in such Relief Proceeding, (ii) any Loan Party or Subsidiary of a Loan Party institutes, or takes any action in furtherance of, a Relief Proceeding, or (iii) any Loan Party or any Subsidiary of a Loan Party (other than an Immaterial Subsidiary) ceases to be Solvent or admits in writing its inability to pay its debts as they mature.

9.2     Consequences of Event of Default.

9.2.1     Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings. If an Event of Default specified under Sections 9.1.1 through 9.1.11 shall occur and be continuing, the Lender shall be under no further obligation to make Loans or under no obligation to issue Letters of Credit and the Lender may (i) by written notice to the Borrowers, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Lender hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Lender without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrowers to, and the Borrowers shall thereupon, deposit in a non-interest-bearing account with the Lender, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrowers hereby pledge to the Lender, and grant to the Lender a security interest in, all such cash as security for such Obligations.

9.2.2     Bankruptcy, Insolvency or Reorganization Proceedings. If an Event of Default specified under Section 9.1.12 [Relief Proceedings] shall occur, the Lender shall be under no further obligations to make Loans hereunder and shall be under no obligation to issue Letters of Credit and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Lender hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

9.2.3     Set-off. If an Event of Default shall have occurred and be continuing, the Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Lender or any such Affiliate to or for the credit or the account of any Loan Party against any and all of the Obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to the Lender or Affiliate, irrespective of whether or not the Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such Obligations of such Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of the Lender different from the branch or office holding such deposit or obligated on such Indebtedness. The rights of the Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that the Lender or its Affiliates may have. The Lender agrees to notify the Borrowers promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

9.2.4     Application of Proceeds. From and after the date on which the Lender has taken any action pursuant to this Section 9.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Lender from any sale or other disposition of any Collateral, or any part thereof, or the exercise of any other remedy by the Lender, shall be applied as follows:

(i)     first, to reimburse the Lender for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' fees and expenses, incurred by the Lender in connection with realizing on any Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Lender for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, any Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any Collateral;

(ii)     second, to the repayment of all Obligations then due and unpaid of the Loan Parties to the Lender or its Affiliates incurred under this Agreement or any of the other Loan Documents or agreements evidencing any Lender Provided Interest Rate Hedge or Other Lender Provided Financial Services Obligations, whether of principal, interest, fees, expenses or otherwise and to cash collateralize the Letter of Credit Obligations, in such manner as the Lender may determine in its discretion; and

(iii)     the balance, if any, to the Loan Parties or as otherwise required by Law.

10.     MISCELLANEOUS

10.1     Modifications, Amendments or Waivers. The Lender and the Borrowers, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lender or the Loan Parties hereunder or thereunder, or may grant written waivers or consents hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Loan Parties and the Lender.

10.2     No Implied Waivers; Cumulative Remedies. No course of dealing and no delay or failure of the Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Lender under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which it would otherwise have.

10.3     Expenses; Indemnity; Damage Waiver.

10.3.1     Costs and Expenses. The Borrowers shall pay (i) all out-of-pocket expenses incurred by the Lender and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Lender), and shall pay all reasonable fees and time charges and disbursements for attorneys who may be employees of the Lender, in connection with the participation of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Lender (including the reasonable fees, charges and disbursements of any counsel for the Lender), and shall pay all reasonable fees and time charges for attorneys who may be employees of the Lender in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, and (iv) all reasonable out-of-pocket expenses of the Lender's regular employees and agents engaged periodically, in accordance with Section 8.1.5, to perform audits of the Loan Parties' books, records and business properties. Notwithstanding the foregoing, the Borrowers shall be responsible for allocated costs of internal counsel only during a post-Event of Default out-of-court restructuring or after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to a Loan Party.

10.3.2     Indemnification by the Borrowers. The Borrowers shall jointly and severally indemnify and defend the Lender (and any agent thereof) and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance or nonperformance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) breach of representations, warranties or covenants of the Borrowers under the Loan Documents, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, including any such items or losses relating to or arising under Environmental Laws or pertaining to environmental matters, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by any Borrower or any other Loan Party against an Indemnitee for breach in bad faith of Lender’s or such Indemnitee's obligations hereunder or under any other Loan Document, if such Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 10.3.2 [Indemnification by the Borrowers] shall not apply with respect to Taxes other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

If any such claim or action shall be brought against any Indemnitee, such Indemnitee shall notify the Borrowers thereof, and the Borrowers shall be entitled to participate in the defense against such claim, though all aspects of the defense shall be principally managed by counsel selected by the Lender or such Indemnitee (with the understanding that Lender and any other Indemnities will not retain duplicative counsel for their representation, unless there are conflicts necessitating separate counsel). Notwithstanding the foregoing, the Borrowers, Lender and such Indemnitee may agree, in their discretion, in writing to share a single counsel in any such claim or action, on such terms and conditions as they may establish at such time.

Notwithstanding the foregoing, the Borrowers shall be responsible for allocated costs of internal counsel only during a post-Event of Default out-of-court restructuring or after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to a Loan Party.

10.3.3     Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, each Indemnitee and each Loan Party shall not assert, and hereby waives, any claim against any Indemnitee or any Loan Party (as applicable), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in Section 10.3.2 [Indemnification by Borrowers] shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it, other than through gross negligence or willful misconduct, through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

10.3.4     Payments. All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor.

10.4     Holidays. Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 4.2 [Interest Periods]) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

10.5     Notices; Effectiveness; Electronic Communication.

10.5.1     Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 10.5.2 [Electronic Communications]), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the applicable party hereto at its address set forth on Schedule 1.1(A).

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 10.5.2 [Electronic Communications], shall be effective as provided in such Section.

10.5.2     Electronic Communications. Notices and other communications to the Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Lender. The Lender or the Borrowers may, in their discretion, agree to accept notices and other communications to them hereunder by electronic communications pursuant to procedures approved by them; provided that approval of such procedures may be limited to particular notices or communications. Unless the Lender otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

10.5.3     Change of Address, Etc. Any party hereto may change its address, e-mail address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

10.6     Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

10.7     Duration; Survival. All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the execution and delivery of this Agreement, the completion of the transactions hereunder and Payment In Full. All covenants and agreements of the Loan Parties contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 5 [Payments] and Section 10.3 [Expenses; Indemnity; Damage Waiver], shall survive Payment In Full. All other covenants and agreements of the Loan Parties shall continue in full force and effect from and after the date hereof and until Payment In Full.

10.8     Successors and Assigns.

10.8.1     Successors and Assigns Generally. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender and the Lender may not assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.8.2 [Assignments by Lender], (ii) by way of participation in accordance with the provisions of Section 10.8.3 [Participations], or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.8.4 [Certain Pledges; Successors and Assigns Generally] (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.8.3 [Participations] and, to the extent expressly contemplated hereby, the Related Parties of the Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

10.8.2     Assignments by Lender. The Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it). Any assignment by the Lender under this Section 10.8.2 when no Event of Default has occurred and is continuing shall be subject to the Borrowers’ consent (not to be unreasonably withheld); provided, however, that if the Lender has requested Borrowers’ consent and no consent (or refusal to provide consent) has been received within ten (10) days, such consent shall be deemed granted.

10.8.3     Participations. The Lender may at any time, without the consent of, or notice to, the Borrowers, sell participations to any Person (other than a natural person or any Borrower or any of the Borrowers' Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of the Lender's rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans owing to it); provided that (i) the Lender's obligations under this Agreement shall remain unchanged, (ii) the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers and the Lender shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement.

10.8.4     Certain Pledges. The Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of the Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release the Lender from any of its obligations hereunder or substitute any such pledgee or assignee for the Lender as a party hereto.

10.9     Confidentiality.

10.9.1     General. The Lender agrees to maintain the confidentiality of the Information, except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and other representatives who need to know such Information (the “Shared Affiliates”), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) to the extent required in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations, (vii) with the consent of the Borrowers or (viii) to the extent such Information (Y) becomes publicly available other than as a result of a breach of this Section or (Z) becomes available to the Lender or any of its Affiliates on a nonconfidential basis from a source other than the Borrowers or the other Loan Parties, which source the Lender or its applicable Affiliates are not actually aware to be bound by an obligation of confidentiality. If any disclosure is made pursuant to clause (i) above of this Section to any Shared Affiliate, such Shared Affiliates are obligated to maintain the confidential nature of such Information the same as Lender is pursuant to this Section and, if requested by the Borrowers, shall reasonably confirm said obligation in writing. The Lender acknowledges that it has developed compliance procedures regarding the use of material non-public information and it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Lender shall be responsible for any disclosure of Information by Shared Affiliates or any Persons contemplated by clause (vi) above.

10.9.2     Sharing Information With Affiliates of the Lender. Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to one or more Borrowers or one or more of their Affiliates (in connection with this Agreement or otherwise) by the Lender or by one or more Subsidiaries or Affiliates of the Lender, and each of the Loan Parties hereby authorizes the Lender to share any information delivered to the Lender by such Loan Party and its Subsidiaries pursuant to this Agreement to any such Subsidiary or Affiliate subject to the provisions of Section 10.9.1 [General].

10.10     Counterparts; Integration; Effectiveness.

10.10.1     Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Lender, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof including any prior confidentiality agreements and commitments. Except as provided in Section 7 [Conditions Of Lending And Issuance Of Letters Of Credit], this Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

10.11     CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

10.11.1     Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of New York without regard to its conflict of laws principles. Each standby Letter of Credit issued under this Agreement shall be subject either to the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (“UCP”) or the rules of the International Standby Practices (ICC Publication Number 590) (“ISP98”), as determined by the Lender, and each trade Letter of Credit shall be subject to UCP, and in each case to the extent not inconsistent therewith, the Laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) without regard to is conflict of laws principles.

10.11.2     SUBMISSION TO JURISDICTION. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK (MANHATTAN BOROUGH) IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

10.11.3     WAIVER OF VENUE. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 10.11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

10.11.4     SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION]. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10.11.5     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, LENDER OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.12     USA Patriot Act Notice. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each Loan Party or Subsidiary of a Loan Party that opens an account. What this means: when a Loan Party or Subsidiary of a Loan Party opens an account, the Lender will ask for the business name, business address, taxpayer identifying number and other information that will allow the Lender to identify the Loan Party or Subsidiary of a Loan Party, such as organizational documents. For some businesses and organizations, the Lender may also need to ask for identifying information and documentation relating to certain individuals associated with the business or organization.

10.13     Amendment and Restatement. This Agreement shall become effective on the Closing Date and shall supersede all provisions of the Existing Credit Agreement (as defined in the recitals hereto) as of the Closing Date. From and after the Closing Date, all references made to the Existing Credit Agreement in any Loan Document or in any other instrument or document shall, without more, be deemed to refer to this Agreement, as amended, restated or otherwise modified. This Agreement amends and restates the Existing Credit Agreement but is not intended to be or operate as a novation or an accord and satisfaction of the Existing Credit Agreement or the indebtedness, obligations and liabilities of the Borrowers evidenced or provided for thereunder. The Loan Parties heretofore executed and delivered certain Loan Documents, including without limitation, the Pledge Agreement. The Loan Parties hereby acknowledge and agree that the Liens created and provided for by such Loan Documents continue to secure, among other things, the Obligations arising under this Agreement and the other Loan Documents, and the rights and remedies of the Lender thereunder, the obligations of the Loan Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER: PARK ELECTROCHEMICAL CORP. By: Name: Title:

GUARANTORS: NELCO PRODUCTS, INC. By: Name: Title: NELTEC, inc. By: Name: Title: PARK AEROSPACE TECHNOLOGIES CORP. By: Name: Title:

LENDER: PNC BANK, NATIONAL ASSOCIATION By: Name: Title:

SCHEDULE 1.1(A)

COMMITMENT OF LENDER AND ADDRESSES FOR NOTICES

Part 1 - Commitment of Lender and Address for Notice to Lender

Lender	Commitment
PNC Bank, National Association Two Tower Center Boulevard East Brunswick, NJ 08816 Attention: Virginia Alling, Managing Director and Sr. VP Telephone: (732) 220-3875 Telecopy: (732) 220-3621	$106,000,000

SCHEDULE 1.1(A)

COMMITMENTS OF LENDER AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrowers and Guarantors:

BORROWERS:

Name: Park Electrochemical Corp.
Address: 48 South Service Rd.
Melville, NY 11747
Attn: Matthew Farabaugh, VP and CFO
Telephone: (631) 465-3625
Telecopy: (631) 465-3100

GUARANTORS:

Name: c/o Park Electrochemical Corp.
Address: 48 South Service Rd.
Melville, NY 11747
Attn: Matthew Farabaugh, VP and CFO
Telephone: (631) 465-3625
Telecopy: (631) 465-3100

SCHEDULE 1.1 (P)

EXISTING PERMITTED LIENS; INVESTMENT POLICY

1. Air Liquide Industrial, U.S. LP filed 2/25/09 in Delaware for Membrane M500, Serial Number M500-6023-01.

2. U.S. Bancorp. filed 10/27/08 in Delaware for MP4000 M5585500518.

3. U.S. Bancorp. Business Equipment Finance Group filed 1/3/11 in Delaware for:

1 MP2851SP V8205900112; 1 MP2851SP V8205900108; 1 MP2851SP V8205900114; 1 MP2851SP V8205900115; 1 MP4001SP V7905800906; 1 MP4001SP V7905800902; 1 MP2550 M6405800282; 1 MP6001 V6905900486; 1 4430L A4509300050; 1 4430L A4509400147 TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:

PNC Schedules 2014

PARK ELECTROCHEMICAL CORP.

CORPORATE INVESTMENT OBJECTIVES AND GUIDELINES

Overview:

These guidelines are designed to provide the framework for the investment of Park Electrochemical Corp.'s funds. The goals of these guidelines are to:

a. Maintain the safety of the principal and liquidity in order to meet potential cash requirements of the Company as determined from time to time by management of the Company.
b. Maximize yield and total return while assuming a minimum level of risk through a balance of quality investments, diversification, and duration within the investment portfolio.

The foregoing investment objectives are to be implemented through application of the following investment guidelines and parameters. Departures from the following guidelines are not permitted without express approval of the Chief Financial Officer or President of the Company. Any uncertainty regarding these guidelines or interpretations thereof are to be directed to the Chief Financial Officer of the Company.

The following guidelines apply to all portfolios which are categorized by the Company as "Investment Accounts." If a portfolio is categorized by the Company as an "Operating Investment Account," certain guidelines relating to the maturity of investments differ; in such a case, the specific guidelines included below under the caption "Operating Investment Account" supersede the related maturity guidelines included elsewhere herein.

Specific Guidelines:

1. Taxable Investments: Investments may be made only in taxable securities.

2. Maturity Criteria: At the time of purchase, the maximum maturity of any security will be:
   a. Not more than five years for investments in U.S. Treasuries or Government Agencies (as defined herein).
   b. Not more than two years for investments which are rated higher than A+ by S&P and A1 by Moody's (securities having a "Hard Put" at the time of purchase of not more than two years qualify hereunder).
   c. Not more than one year for all other investments, including securities rated A+ by S&P and A1 by Moody's or, if commercial paper, rated A-1 by S&P and P-1 by Moody's (securities having a "Hard Put" at the time of purchase of not more than one year qualify hereunder).

3. Weighted Average Maturity: The maximum weighted average maturity of the portfolio at any time is 12 months.

4. Exposure to Individual Issuers: There is no limitation on the level of investment exposure to U.S. treasury securities. At the time of purchase, the maximum investment exposure to any U.S. Government Agency (as defined herein) shall not exceed 20% of the portfolio or $2 million, whichever is greater. At the time of purchase, the maximum investment exposure to any other issuer shall not exceed 10% of the portfolio or $1 million, whichever is greater.

1

PARK ELECTROCHEMICAL CORP.

CORPORATE INVESTMENT OBJECTIVES AND GUIDELINES

5. Country Exposure: Foreign obligations which are issued in U.S. dollars may be purchased if the parent institution (corporate or government) is domiciled in one of the following countries:

Austria	Great Britain
Canada	Switzerland
France	United States
Germany	

Grand Cayman (time deposits only)
Nassau (time deposits only)

There is no limit on investments in the United States. Total investments of issuers in any single other country listed above may not exceed 10% of the portfolio.

6. Permitted Categories of Investments:
   - U.S. Treasuries and Government Agencies (as defined)
   - Certificates of Deposit
   - Bankers Acceptances
   - Corporate and Bank Commercial Paper
   - Corporate and Bank Bonds and Notes
   - Master Notes
   - Time Deposits
   - Repurchase Agreements
   - Medium Term Notes
   - Yankee Obligations:
     - Certificates of Deposit
     - Bankers Acceptances
   - Eurodollar Instruments:
     - Commercial Paper
     - Time Deposits
     - Certificates of Deposit
   - Registered Money Market Mutual Funds

7. Size of Holdings: Holdings should be of sufficient size and should be actively traded in order to facilitate secondary market transactions at a minimum cost and accurate valuation.

8. Dealing with Principal Dealers and Banks: All purchases and sales are to be executed at the best net price with the principal broker, dealers and banks in particular securities. Purchases and sales may not be conducted with Japanese brokers, dealers or banks.

9. Investments Held in Name of Company; Custodian: All investments are to be held by a custodian selected by the Company (except for time deposits which will be held in the name of the Company by the issuing bank).

2

PARK ELECTROCHEMICAL CORP.

CORPORATE INVESTMENT OBJECTIVES AND GUIDELINES

10. Specific Credit Criteria:

a. All investments must be included in the Investment Manager's approved list of investments at the time of purchase. If an issue is subsequently downgraded or is removed from the list, the investment manager must bring this to the Company's attention immediately in order to determine what actions, if any, are required.

b. All commercial paper must be rated A-1 by S&P and P-1 by Moody's. An entity issuing commercial paper need not have long-term debt, nor need its long-term debt by rated; however, if its long-term debt is rated, it must be rated A- or better by S&P and A3 or better by Moody's. Further, if the issuer is a broker/dealer, it must be one which is listed below in Item 10.g.

c. Corporate debt (bonds or debentures or medium term notes) must be rated A- or better by S&P and A3 or better by Moody's.

d. Master Notes may only be acquired if the issuer has outstanding short-term debt which is rated A-1 by S&P and P-1 by Moody's. If the issuer is a broker/dealer, it must be one which is listed in Item 10.g.

e. No more than one-third of the total of all investments at the time of purchase (exclusive of cash, master notes, commercial paper, or repurchase agreements) may be held in securities rated A+, A or A- by S&P and A1, A2 or A3 by Moody's.

f. U.S. Treasuries, or Government Agencies in the following list, may be purchased, providing that such issuers are also on the Investment Manager's approved list:

- Farm Credit Banks
- Farmers Home Administration ("FmHa")
- Federal Agricultural Mortgage Corporation ("Farmer Mac")
- Federal Home Loan Bank ("FHLB")
- Federal Home Loan Mortgage Corporation ("FHLMC," "Freddie Mac")
- Federal Housing Finance Board ("FHFB")
- Federal National Mortgage Association ("FNMA," "Fannie Mae")
- Government National Mortgage Corporation ("GNMA," "Ginnie Mae")
- Overseas Private Investment Corporation ("OPIC")
- Resolution Funding Corporation ("REFCORP")
- Small Business Administration ("SBA")
- Student Loan Marketing Association ("SLMA," "Sallie Mae")

g. Repurchase Agreements. Repurchase Agreements must be transacted only with broker/dealers listed below or with banks, and collateral securing such agreement must be U.S. Treasuries or Government Agencies (as defined herein), and must be in an amount equal to at least 102% of the value of the agreement; such collateral must be delivered against payment. No safekeeping agreements may be entered into, and no repurchase agreements may be executed, with dealers or savings and loans. Japanese banks or brokers or dealers may not be used in any way. The only acceptable broker/dealers are:

- Goldman Sachs Group LP
- Merrill Lynch & Co. Inc.
- Morgan Stanley Group Inc.
- J.P. Morgan Securities Inc.

3

PARK ELECTROCHEMICAL CORP.

CORPORATE INVESTMENT OBJECTIVES AND GUIDELINES

h. Commercial Banks. Permissible bank obligations must be on the Investment Manager's approved bank list. In addition to all other credit and other criteria included herein, foreign banks must have a minimum asset base of $10 billion and be ranked in the top 100 banks worldwide. Under no circumstances are investments in Japanese banks or financial institutions permitted.

i. Unrated Securities. Securities (domestic or foreign) not rated by S&P's or Moody's (other than those in Item 10.d.) are not permitted investments.

11. Minimum Holdings of Cash and Cash Equivalents and Investments in U.S. Treasuries and Government Agencies: In order for the Company to ensure that it is in compliance with the requirements of the Investment Company Act of 1940 at all times, a certain portion of the Company's investments must be held in investments that are considered to be "Cash and Cash Equivalents" or are U.S. Treasuries or Government Agencies. For purposes of these guidelines, "Cash and Cash Equivalents" include money market securities and investments which meet all other criteria contained herein and have maturities at the date of purchase of 90 days or less.

12. Operating Investment Account (if applicable): While most of the Company's funds are available to be invested as outlined in accordance with the above guidelines, the Company segregates a portion of its funds into an "Operating Investment Account" to enable the Company to efficiently transfer required funds into its operating cash accounts on a day-to-day basis. The above guidelines are also applicable to an "Operating Investment Account" with the following exceptions:

   a. At the time of purchase, the maximum maturity of any security will be 90 days.
   b. The maximum weighted average maturity of the portfolio at any time will be 60 days.
   c. At least 50% of the portfolio will have maturities of 14 days or less at the time of purchase.

13. The combined total of Cash and Cash Equivalents and U.S. Treasuries or Government Agencies which are managed as "Investment Accounts" and "Operating Investment Accounts" must at all times be no less than $20 million. This total may be changed by the Company from time to time. Of this combined total, a certain portion must be held in securities which can be liquidated in one day; the minimum balance of such highly-liquid investments for this portfolio is $5 million.

Date: May 28, 1996

invest07

4

Investment Company Act of 1940

Securities issued or guaranteed by the following agencies or instrumentalities of the Government of the United States are "Government securities" under the Investment Company Act of 1940:

- Farm Credit Banks
- Farmers Home Administration ("FmHa")
- Federal Agricultural Mortgage Corporation ("Farmer Mac")
- Federal Home Loan Bank ("FHLB")
- Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")
- Federal Housing Finance Board ("FHFB")
- Federal National Mortgage Association ("FNMA" or "Fannie Mae")
- Federal National Mortgage Corporation ("FNMA")
- Government National Mortgage Association ("GNMA" or "Ginnie Mae")
- Overseas Private Investment Corporation ("OPIC")
- Resolution Funding Corporation ("REFCORP")
- Small Business Administration ("SBA")
- Student Loan Marketing Association ("SLMA" or "Sallie Mae")

[investco.mem]

4

SCHEDULE 6.1.2

SUBSIDIARIES, EQUITY INTERESTS AND OPTIONS, WARRANTS OR OTHER RIGHTS

Page 1 of 2

(i) SUBSIDIARIES OF PARK ELECTROCHEMICAL CORP. with jurisdiction and date of incorporation in parentheses after name of each subsidiary and with number of shares authorized and number of shares issued to and owned by parent corporation (1)

	Authorized	Issued
Metclad International Corp. (DE 3-16-99)	200	100
Nelco Products, Inc. (DE 7-3-75)	1,000	100
Nelco Products Pte. Ltd. (Singapore 3-4-86)	2,110,000 (2)	2,100,000 (2)
Nelco Technology (Zhuhai FTZ) Ltd. (China 3-31-04)	(3)	(3)
Nelco Technology, Inc. (formerly Nelco Arizona, Inc., formerly Neltec, Inc., formerly Neltech, Inc.) (DE 6-17-82)	1,000	1,000
Neltec, Inc. (DE 6-14-99)	200	200
Neluk, Inc. (DE 1-2-68)	200	50
New England Laminates Co., Inc. (NY 1-8-87)	200	100
Papa Echo Aircraft Corp. (DE 9-19-07)	1,000	100
Park Advanced Composite Materials, Inc. (formerly Nelcote, Inc., formerly FiberCote Industries, Inc.) (CT 1-13-88)	5,000	100
Park Advanced Product Development Corp. (DE 11-13-96)	100	100
Park Aerospace Structures Corp. (WA 3-12-08)	1,000	100
Park Aerospace Technologies Corp. (formerly Park Aircraft Technologies Corp., formerly Park Aerospace Materials Corp.) (KS 10-12-07)	1,000	100
ParkNelco SNC (France 2-16-00)	1,200	1,200 (4)
Neltec SA (formerly Metclad SA) (France 8-20-86)	100,000	100,000 (5)
Neltec Europe SAS (formerly Nelco SA) (France 2-14-84)	177,500	177,500
Park Sales Corp. (formerly Nelco STS, Inc.) (DE 2-20-98)	1,000	100
Tin City Aircraft Works, Inc. (KS 3-28-11)	1,000	100
Zin-Plas Corporation (MI 4-9-70)	50,000	5,520
Grand Rapids Die Casting Corp. (MI 5-13-65)	1,000	540
Zin-Plas Marketing and Business Development Corporation (MI 5-31-94)	1,000	100

(1) Each subsidiary is 100% owned (a) by Park Electrochemical Corp. or (b) if indented, by the subsidiary immediately above which is not indented. All of the shares of the subsidiaries are common or ordinary shares or their equivalent except the redeemable preference shares of Nelco Products Pte. Ltd. and except the investment in Nelco Technology (Zhuhai FTZ) Ltd.

(2) 2,110,000 ordinary shares and 15,000 redeemable preference shares authorized; 2,100,000 ordinary shares and 2,000 redeemable preference shares owned by Park Electrochemical Corp.

(3) Registered capital is US$5,530,000, all of which has been paid by Nelco Products Pte. Ltd., and total investment, consisting of registered capital and loans, is US$7,730,000, with Nelco Products Pte. Ltd. having loaned US$2,200.000.

(4) 1,199 shares owned by Park Electrochemical Corp. and 1 share owned by Neluk, Inc.

(5) 99,997 shares owned by ParkNelco SNC and 1 share owned by each of P. Matthew Farabaugh, Stephen E. Gilhuley and Brian E. Shore, officers of Park Electrochemical Corp.

PNC Schedules 2014

SCHEDULE 6.1.2

SUBSIDIARIES, EQUITY INTERESTS AND OPTIONS, WARRANTS OR OTHER RIGHTS

Page 2 of 2

(ii) 5% SHAREHOLDERS OF PARK ELECTROCHEMICAL CORP.

The name of each holder of an equity interest in Park Electrochemical Corp. ("Park") having, to the knowledge of Park, an equity interest of 5% or more is included in Park's Proxy Statement, dated June 21, 2013, for its Annual Meeting of Shareholders on July 23, 2013, under the caption "Stock Ownership – Principal Shareholders".

(iii) OPTIONS, WARRANTS OR OTHER RIGHTS

There are no options, warrants or other rights outstanding to purchase any equity interests in Park, other than employee stock options.

PNC Schedules 2014

SCHEDULE 6.1.13

PENSION PLANS

Page 1 of 1

Park Electrochemical Corp. and certain of its Subsidiaries in the United States sponsor, maintain and participate in the Park Electrochemical Corp. Employees' Profit Sharing and 401(k) Retirement Savings Plan.

Facility closures.doc

SCHEDULE 8.2.4

LOANS

Page 1 of 1

The following loans are outstanding from Park Electrochemical Corp. to its Subsidiaries and from its Subsidiaries to other Subsidiaries:

1. Loan in the principal amount of €567,661.30 from Park Electrochemical Corp. to Neltec Europe, SAS.
2. Loan in the principal amount of €800,000 from ParkNelco SNC to Neltec Europe SAS.
3. Loan in the principal amount of €400,000 from ParkNelco SNC to Neltec Europe SAS.
4. Loan in the principal amount of €500,000 from ParkNelco SNC to Neltec Europe SAS.
5. Loan in the principal amount of €500,000 from ParkNelco SNC to Neltec Europe SAS.
6. Loan in the principal amount of €654,243 from Neltec SA to Neltec Europe SAS.
7. Loan in the principal amount of €978,247.73 from Park Electrochemical Corp. to Neltec, SA.
8. Loan in the principal amount of €560,000 from ParkNelco SNC to Neltec SA.
9. Loan in the principal amount of US$2,200,000 from Nelco Products Pte. Ltd. to Nelco Technology (Zhuhai FTZ) Ltd.

PNC Schedules 2014

SCHEDULE 8.2.7

FACILITY CLOSURES

Page 1 of 1

Park Electrochemical Corp.'s Subsidiaries, Park Advanced Composite Materials, Inc., New England Laminates Co., Inc. and Nelco Technology (Zhuhai FTZ) Ltd., have closed their facilities located in Waterbury, Connecticut, Newburgh, New York and Zhuhai, China, respectively.

PNC Schedules 2014

EXHIBIT 1.1(G)(1)

FORM OF
GUARANTOR JOINDER AND ASSUMPTION AGREEMENT

THIS GUARANTOR JOINDER AND ASSUMPTION AGREEMENT is made as of ______________, 20___, by ____, a _________________________ [corporation/partnership/limited liability company] (the "**New Guarantor**").

Background

Reference is made to (i) the Amended and Restated Credit Agreement dated as of February 12, 2014 (as the same may be modified, supplemented, restated or amended, the "**Credit Agreement**") by and among Park Electrochemical Corp., a New York corporation (the "**Borrower**"), PNC Bank, National Association ("**Lender**") and the guarantors party thereto (the "**Guarantors**"), (ii) the Guaranty and Suretyship Agreement dated as of January 30, 2013 (as modified, supplemented, restated or amended, the "**Guaranty**") of Guarantors issued to the Lender and (iii) the other Loan Documents referred to in the Credit Agreement, as the same may be modified, supplemented, or amended.

Agreement

Capitalized terms defined in the Credit Agreement are used herein as defined therein. In consideration of the New Guarantor becoming a Guarantor under the terms of the Credit Agreement and in consideration of the value of the direct and indirect benefits received by New Guarantor as a result of becoming affiliated with the Borrower and the Guarantors, the New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Guarantor under the Credit Agreement, the Guaranty and each of the other Loan Documents to which the Guarantors are a party and agrees that from the date hereof and so long as any Loan or any Commitment of the Lender shall remain outstanding and until Payment In Full, New Guarantor has assumed the joint and several obligations of a "Guarantor" under, and New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Credit Agreement, the Guaranty and each of the other Loan Documents which are stated to apply to or are made by a "Guarantor". Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth in Article 6 of the Credit Agreement applicable to New Guarantor as a Guarantor is true and correct as to New Guarantor on and as of the date hereof, and (ii) New Guarantor has heretofore received a true and correct copy of the Credit Agreement, the Guaranty and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) in effect on the date hereof.

New Guarantor hereby makes, affirms, and ratifies in favor of the Lender the Credit Agreement, the Guaranty and each of the other Loan Documents given by the Guarantors to the Lender.

New Guarantor is simultaneously delivering to the Lender the following documents together with the Guarantor Joinder required under Section 8.2.9 [Subsidiaries]:

PRN 860166

Updated Schedules to Credit Agreement. [Note: updates to schedules do not cure any breach of warranties].

Schedule No. and Description	Delivered	Not Delivered
Schedule 6.1.2 - Subsidiaries	☐	☐
Any other Schedules to Credit Agreement that necessitate updates after giving effect to this Guarantor Joinder and Assumption Agreement	☐	☐

In furtherance of the foregoing, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Lender to carry out more effectively the provisions and purposes of this Guarantor Joinder and Assumption Agreement.

This Guarantor Joinder and Assumption Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. New Guarantor acknowledges and agrees that a telecopy transmission to the Lender of signature pages hereof purporting to be signed on behalf of New Guarantor shall constitute effective and binding execution and delivery hereof by New Guarantor.

PRN 860166

2

IN WITNESS WHEREOF, and intending to be legally bound hereby, the New Guarantor has duly executed this Guarantor Joinder and Assumption Agreement and delivered the same to the Lender, as of the date and year first above written.

____

By:___________________________
Name:_________________________
Title:__________________________

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:___________________________
Name:_________________________
Title:__________________________

PRN 860166

EXHIBIT 1.1(G)(2)

Guaranty and Suretyship Agreement

PNC

THIS GUARANTY AND SURETYSHIP AGREEMENT (this **"Guaranty"**) is made and entered into as of this 30th day of January, 2013, by **NELCO PRODUCTS, INC.**, a Delaware corporation, **NELTEC, INC.**, a Delaware corporation, and **PARK AEROSPACE TECHNOLOGIES CORP.**, a Kansas corporation (each, a **"Guarantor"** and, collectively, the **"Guarantors"**), each with an address c/o Park Electrochemical Corp., 48 South Service Road, Melville, NY 11747, in consideration of the extension of credit by **PNC BANK, NATIONAL ASSOCIATION** (the **"Bank"**), with an address at Two Tower Center Boulevard, East Brunswick, NJ 08816, to **PARK ELECTROCHEMICAL CORP.**, a New York corporation (collectively with any other Person(s) hereafter designated as a "Borrower" under the Credit Agreement, the **"Borrower"**), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Terms capitalized but not defined herein shall have the meanings given to such terms in the Credit Agreement between Park Electrochemical Corp. and the Bank dated as of the date hereof (as amended, restated or otherwise modified, the **"Credit Agreement"**).

1. <u>Guaranty of Guarantied Obligations</u>. The Guarantors hereby jointly, severally, irrevocably and unconditionally guarantee, and become surety for, the prompt payment and performance of all Obligations owing by the Borrower to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., including without limitation any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses (including reasonable attorneys' fees and expenses) of the Bank incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing (collectively, the **"Guarantied Obligations"**). If the Borrower defaults under any such Guarantied Obligations, the Guarantors will pay the amount due to the Bank. Notwithstanding the foregoing, the Guarantors shall be responsible for allocated costs of internal counsel only during a post-Event of Default out-of-court restructuring or after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to a Loan Party.

2. <u>Nature of Guaranty; Waivers</u>. This is a guaranty of payment and not of collection and the Bank shall not be required or obligated, as a condition of the Guarantors' liability, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Guarantied Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Guarantied Obligations have been indefeasibly paid in full, and the Bank has terminated this Guaranty. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Guarantied Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Bank of any other party, or any other guaranty or any security held by it for any of the Guarantied Obligations, by any failure of the Bank to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Guarantied Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Guarantied Obligations or any part thereof or any security or other guaranty thereof. The Guarantors' obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off recoupment, deduction or defense based upon any claim the Guarantors may have (directly or indirectly) against the Borrower or the Bank, except payment or performance of the Guarantied Obligations.

Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Bank's failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived. The Guarantors waive all defenses based on suretyship or impairment of any collateral.

PRN 753904

The Bank at any time and from time to time, without notice to or the consent of the Guarantors, and without impairing or releasing, discharging or modifying the Guarantors' liabilities hereunder, but subject to any rights of the Borrowers, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Guarantied Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Guarantied Obligations, any other guaranties, or any security for or other guaranties of any Guarantied Obligations; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Guarantied Obligations of the Borrower in such order, manner and amount as the Bank may determine in its sole discretion; (d) settle, compromise or correspond with any other person, including the Borrower or the Guarantors, with respect to any Guarantied Obligations in such manner as the Bank deems appropriate in its sole discretion; (e) substitute, exchange or release any security or other guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

3. __Repayments or Recovery from the Bank__. If any demand is made at any time upon the Bank for the repayment or recovery of any amount received by it in payment or on account of any of the Guarantied Obligations and if the Bank repays all or any part of such amount to any Person other than Borrower or a Guarantor by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantors will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Bank. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantors in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Bank's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4. __Financial Statements__. Unless compliance is waived in writing by the Bank or until all of the Guarantied Obligations have been paid in full, the Guarantors will promptly submit to the Bank such information relating to the Guarantors' affairs (including but not limited to annual financial statements and tax returns for each Guarantor) or any security for the Guaranty as the Bank may reasonably request.

5. __Enforceability of Guarantied Obligations__. No modification, limitation or discharge of the Guarantied Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantors' liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantors to the same extent and with the same force and effect as if any such proceeding had not been instituted. Each of the Guarantors waive all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

The Guarantors expressly waive the effect of any statute of limitations or other limitations on any actions under this Guaranty.

6. __Events of Default__. The occurrence of any of the following shall be an **"Event of Default"**: (i) any Event of Default (as defined in any of the Guarantied Obligations); (ii) any material failure to perform its obligations under any of the Guarantied Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Guarantied Obligations with respect to such failure; (iii) demand by the Bank under any of the Guarantied Obligations that have a demand feature and the lapse of any notice or cure period provided in such Guarantied Obligations with respect to such demand; (iv) the Guarantors' failure to pay any of their payment obligations hereunder; (v) the Guarantors' failure to perform any of their non-payment obligations hereunder which failure is not cured (to the extent such failure is, by its nature, capable of cure) within 30 days after knowledge thereof; (vi) the material falsity, inaccuracy or breach by the Guarantors of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Guarantors; or (vii) the termination or attempted termination of this Guaranty by any Person other than the Bank

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PRN 753904

without the Bank's written consent at a time when any Guarantied Obligations remain outstanding or any commitment to extend credit to Borrower under the Loan Documents remains in existence. Upon the occurrence of any Event of Default, (a) the Guarantors shall pay to the Bank the amount of the Guarantied Obligations; or (b) on demand of the Bank, the Guarantors shall immediately deposit with the Bank, in U.S. dollars, all amounts due or to become due under the Guarantied Obligations, and the Bank may at any time use such funds to repay the Guarantied Obligations; or (c) the Bank in its discretion may exercise with respect to any collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; or (d) the Bank in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

7. **Right of Setoff.** In addition to all liens upon and rights of setoff against the Guarantors' money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Guarantors' obligations to the Bank under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantors hereby grant Bank a security interest in, and hereby assign, convey, deliver, pledge and transfer to the Bank all of the Guarantors' right, title and interest in and to, all of the Guarantors' deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantors. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

8. **Collateral.** This Guaranty is secured by the property described in any collateral security documents which the Guarantors execute and deliver to the Bank and by such other collateral as previously may have been or may in the future be granted to the Bank to secure any Guarantied Obligations of the Guarantors to the Bank.

9. **Costs.** To the extent that the Bank incurs any costs or expenses in protecting or enforcing its rights under the Guarantied Obligations or this Guaranty, including reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Guarantied Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in any of the Guarantied Obligations). Notwithstanding the foregoing, the Guarantors shall be responsible for allocated costs of internal counsel only during a post-Event of Default out-of-court restructuring or after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to a Loan Party.

10. **Postponement of Subrogation.** Until the Guarantied Obligations are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantors postpone and subordinate in favor of the Bank or its designee (and any assignee or potential assignee) any and all rights which the Guarantors may have to (a) assert any claim whatsoever against the Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Guarantied Obligations with respect to payments made hereunder, and (b) any realization on any collateral property of the Borrower, including participation in any marshalling of any such collateral property.

11. **Notices.** All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (**"Notices"**) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the Bank and the Guarantors may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to addresses for the Bank and the Guarantors as set forth above or to such other address as either may give to the other for such purpose in accordance with this section.

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PRN 753904

12. **Preservation of Rights.** No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. The Bank may proceed in any order against the Borrower, the Guarantors or any other obligor of, or any collateral securing, the Guarantied Obligations.

13. **Illegality.** If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

14. **Changes in Writing.** No modification, amendment or waiver of, or consent to any departure by the Guarantors from, any provision of this Guaranty will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantors, by itself, will entitle the Guarantors to any other or further notice or demand in the same, similar or other circumstance.

15. **Entire Agreement.** This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantors and the Bank with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guaranties from the Guarantors to the Bank.

16. **Successors and Assigns.** This Guaranty will be binding upon and inure to the benefit of the Guarantors and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantors may not assign this Guaranty in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Guaranty in whole or in part.

17. **Interpretation.** In this Guaranty, unless the Bank and the Guarantors otherwise agree in writing, the singular includes the plural and the plural the singular, unless the context clearly requires otherwise; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or" (unless the context clearly requires otherwise), the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. If this Guaranty is executed by more than one party as Guarantors, the obligations of such persons or entities will be joint and several.

18. **Anti-Money Laundering/International Trade Law Compliance.** The Guarantors represent and warrant to the Bank, as of the date of this Guaranty, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any loan, and at all times any Guarantied Obligations exist that: (A) none of the Guarantors (i) is listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; (B) the proceeds of any loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Country; and (C) each Guarantor is in compliance with, and no Guarantor engages in any dealings or transactions prohibited by, any laws of the United States including the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time. As used herein: "**Compliance Authority**" means each and all of the (a) U.S. Department of the Treasury's Office of Foreign Asset Control; (b) U.S.

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PRN 753904

Treasury Department/Financial Crimes Enforcement Network; (c) U.S. State Department/Directorate of Defense Trade Controls; (d) U.S. Commerce Department/Bureau of Industry and Security; (e) U.S. Internal Revenue Service; (f) U.S. Justice Department; and (g) U.S. Securities and Exchange Commission. "**Sanctioned Country**" means a country subject to a sanctions program maintained by any Compliance Authority. "**Sanctioned Person**" means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

19. Indemnity. The Guarantors agree to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank and each of their respective directors, officers and employees (the "**Indemnified Parties**"), and to defend and hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all reasonable fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Guarantors), in connection with or arising out of or relating to the matters referred to in this Guaranty, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Guarantors, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's or the Bank's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty and assignment of any rights hereunder. If any such claim or action shall be brought against any Indemnified Party, such Indemnified Party shall notify the Guarantors thereof, and the Guarantors shall be entitled to participate in the defense against such claim, though all aspects of the defense shall be principally managed by counsel selected by the Lender or such Indemnified Party (with the understanding that Lender and any other Indemnified Parties will not retain duplicative counsel for their representation, unless there are conflicts necessitating separate counsel). Notwithstanding the foregoing, the Guarantors shall be responsible for allocated costs of internal counsel only during a post-Event of Default out-of-court restructuring or after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to a Loan Party.

20. **Governing Law and Jurisdiction.** This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS GUARANTY WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE GUARANTORS DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCLUDING ITS CONFLICT OF LAWS RULES. The Guarantors hereby irrevocably consent to the exclusive jurisdiction of any state or federal court in the county or judicial district located in the City of New York (Manhattan Borough); provided that nothing contained in this Guaranty will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantors individually, against any security or against any property of the Guarantors within any other county, state or other foreign or domestic jurisdiction. The Guarantors acknowledge and agree that the venue provided above is the most convenient forum for both the Bank and the Guarantors. The Guarantors waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

21. **Equal Credit Opportunity Act.** If the Guarantors are not the "applicants for credit" under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 ("ECOA"), the Guarantors acknowledge that (i) this Guaranty has been executed to provide credit support for the Guarantied Obligations, and (ii) the Guarantors were not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

22. **WAIVER OF JURY TRIAL.** THE GUARANTORS IRREVOCABLY WAIVE ANY AND ALL RIGHT THE GUARANTORS MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY OR ANY

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PRN 753904

TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GUARANTORS ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Guarantors acknowledge that they have read and understood all the provisions of this Guaranty, including the waiver of jury trial, and have been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

ATTEST:	**NELCO PRODUCTS, INC.**, a Delaware corporation
[signature]	By: [signature] (SEAL)
Print Name: Stephen E. Gilhuley	Print Name: P. Matthew Farabaugh
Title: Secretary	Title: Treasurer
ATTEST:	**NELTEC, INC.**, a Delaware corporation
[signature]	By: [signature] (SEAL)
Print Name: Stephen E. Gilhuley	Print Name: P. Matthew Farabaugh
Title: Secretary	Title: Treasurer
ATTEST:	**PARK AEROSPACE TECHNOLOGIES CORP.**, a Kansas corporation
[signature]	By: [signature] (SEAL)
Print Name: Stephen E. Gilhuley	Print Name: P. Matthew Farabaugh
Title: Secretary	Title: Treasurer

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PRN 753904

EXHIBIT 1.1(N)

REVOLVING CREDIT NOTE

$______________

East Brunswick, New Jersey
Original Execution Date: January 30, 2013
Amended and Restated Date: February 12, 2014

FOR VALUE RECEIVED, the undersigned, **PARK ELECTROCHEMICAL CORP.**, a New York corporation (the "**Borrower**"), hereby unconditionally promises to pay to the order of ____________________________ (the "**Lender**"), the lesser of (i) the principal sum of ______________________ Dollars (US$ ___________) or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrowers pursuant to Section 2.1 [Revolving Credit Commitment] of the Amended and Restated Credit Agreement, dated as of February 12, 2014, among the Borrower, the Guarantors now or hereafter party thereto and the Lender (as amended, restated, modified or supplemented from time to time, the "**Credit Agreement**"), together with all outstanding interest thereon on the Expiration Date.

The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum as provided in the Credit Agreement. Subject to the provisions of the Credit Agreement, interest on this Revolving Credit Note will be payable pursuant to Section 5.2 [Interest Payment Dates] of, or as otherwise provided in, the Credit Agreement. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, unless otherwise provided in the Credit Agreement, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action. Upon the occurrence and during the continuation of an Event of Default and at the Lender's discretion, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note and all other obligations due and payable to the Lender pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in Section 4.3 [Interest After Default] of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Lender located at 500 First Avenue, Pittsburgh, Pennsylvania 15219 unless otherwise directed in writing by the Lender, in lawful money of the United States of America in immediately available funds.

This Revolving Credit Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests, if any, and Liens, if any, contained or granted therein. The Credit Agreement among other things contains provisions for acceleration

PRN 859782

of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note and the Credit Agreement.

This Revolving Credit Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the "Borrower" and the "Lender" shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Revolving Credit Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed, by and construed and enforced in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) without giving effect to its conflicts of law principles.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement and Section 1.2 [Construction] of the Credit Agreement shall apply to this Revolving Credit Note.

THIS NOTE AMENDS AND RESTATES, BUT DOES NOT CONSTITUTE A NOVATION OR SATISFACTION OF THE INDEBTEDNESS EVIDENCED BY, THAT CERTAIN REVOLVING CREDIT NOTE IN THE MAXIMUM PRINCIPAL AMOUNT OF $54,000,000, DATED AS OF JANUARY 30, 2013 (AS AMENDED) ISSUED BY THE BORROWER IN FAVOR OF THE LENDER.

[SIGNATURE PAGE FOLLOWS]

2

PRN 859782

[SIGNATURE PAGE TO REVOLVING CREDIT NOTE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Revolving Credit Note by its duly authorized officer.

PARK ELECTROCHEMICAL CORP., a New York corporation

By:______________________________
Name:____________________________
Title:_____________________________

3

PRN 859782

EXHIBIT 1.1(P)

Pledge Agreement
(Stocks, Bonds and Commercial Paper)

PNCBANK

THIS PLEDGE AGREEMENT, dated as of this 30th day of January, 2013, is made by **PARK ELECTROCHEMICAL CORP.**, a New York corporation (collectively with each other Person(s) hereafter designated as a "Pledgor" hereunder, each, a **"Pledgor"** and, collectively, the **"Pledgors"**), with an address at 48 South Service Road, Melville, NY 11747, in favor of **PNC BANK, NATIONAL ASSOCIATION** (the **"Secured Party"**), with an address at Two Tower Center Boulevard, East Brunswick, NJ 08816. Terms capitalized but not defined herein shall have the meanings given to such terms in the Credit Agreement between Park Electrochemical Corp. and the Secured Party dated as of the date hereof (as amended, restated or otherwise modified, the **"Credit Agreement"**).

1. <u>Pledge</u>. In order to induce the Secured Party to extend the Secured Obligations (as defined below), each of the Pledgors hereby grants a security interest in and pledges to the Secured Party, and to all other direct or indirect subsidiaries of The PNC Financial Services Group, Inc., all of such Pledgor's right, title and interest in and to the investment property and other assets described in Exhibit A attached hereto and made a part hereof, and all security entitlements of such Pledgor with respect thereto, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds thereof and all income, interest, dividends and other distributions thereon (collectively, the **"Collateral"**). If the Collateral includes certificated securities, documents or instruments, such certificates are herewith delivered to the Secured Party accompanied by duly executed blank stock or bond powers or assignments as applicable. The Pledgors hereby authorize the transfer of possession of all certificates, instruments, documents and other evidence of the Collateral to the Secured Party.

2. <u>Secured Obligations</u>. The Collateral secures payment of all Obligations, other than those Obligations solely arising from automated clearing house transactions and cash management, including controlled disbursement, accounts or services, owing by the Borrower to the Secured Party or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., including without limitation any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses (including reasonable attorneys' fees and expenses) of the Secured Party incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing (hereinafter referred to collectively as the **"Secured Obligations"**). Notwithstanding the foregoing, the Pledgors shall be responsible for allocated costs of internal counsel only during a post-Event of Default out-of-court restructuring or after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to a Loan Party.

3. <u>Representations and Warranties</u>. The Pledgors represent and warrant to the Secured Party as follows:

3.1 There are no restrictions on the pledge or transfer of any of the Collateral, other than restrictions referenced on the face of any certificates evidencing the Collateral.

3.2 The Pledgors are the legal owners of the Collateral, which is registered in the name of each applicable Pledgor, the Custodian (as hereinafter defined) or a nominee.

3.3 The Collateral is free and clear of any security interests, pledges, liens, encumbrances, charges, agreements, claims or other arrangements or restrictions of any kind, except as referenced in Section 3.1 above or permitted under the Credit Agreement; and the Pledgors will not incur, create, assume or permit to exist any pledge, security interest, lien, charge or other encumbrance of any nature whatsoever on any of the Collateral or assign, pledge or otherwise encumber any right to receive income from the Collateral, other than in favor of the Secured Party.

PRN 753921

A-1

3.4 The Pledgors have the right to transfer the Collateral free of any encumbrances and the Pledgors will defend the Pledgors' title to the Collateral against the claims of all persons, and any registration with, or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge of and grant of the security interest in the Collateral has been obtained.

3.5 The pledge of and grant of the security interest in the Collateral is effective to vest in the Secured Party a valid and perfected first priority security interest, superior to the rights of any other person, except as otherwise permitted under the Credit Agreement, in and to the Collateral as set forth herein.

4. **Covenants.**

4.1 If all or part of the Collateral constitutes "margin stock" within the meaning of Regulation U of the Federal Reserve Board, the Pledgors agree to execute and deliver Form U-1 to the Secured Party and, unless otherwise agreed in writing between the Borrower and the Secured Party, no part of the proceeds of the Secured Obligations may be used to purchase or carry margin stock.

4.2 Pledgors agree not to invoke, and hereby waive their rights under, any statute under any state or federal law which permits the recharacterization of any portion of the Collateral to be interest or income.

5. **Default.**

5.1 If any of the following occurs (each an **"Event of Default"**): (i) any Event of Default (as defined in any of the Secured Obligations), (ii) any material failure to perform its obligations under any of the Secured Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Secured Obligations with respect to such failure, (iii) demand by the Secured Party under any of the Secured Obligations that have a demand feature and the lapse of any notice or cure period provided in such Secured Obligations with respect to such default, (iv) the failure by the Pledgors to perform any of their obligations hereunder, which failure has not been cured (to the extent such failure is, by its nature, capable of cure) within 30 days after any Pledgor's knowledge thereof (including a cure by way of substitution of collateral, if such offered substitute collateral is deemed acceptable to the Secured Party in its discretion, as confirmed (if it is to be confirmed) by the Secured Party in writing), (v) the material falsity, inaccuracy or breach by the Pledgors of any written warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Pledgors, which falsity, inaccuracy or breach has not been cured (to the extent it is, by its nature, capable of cure) within 30 days after any Pledgor's knowledge thereof, (vi) the failure of the Secured Party to have a perfected first priority security interest in the Collateral other than as contemplated in the Credit Agreement, (vii) any restriction is imposed on the pledge or transfer of any of the Collateral after the date of this Agreement without the Secured Party's prior written consent, or (viii) the breach of any Control Agreement (referred to in Section 8 below), or receipt of notice of termination of any Control Agreement if no successor custodian acceptable to the Secured Party has executed a Control Agreement in form and substance acceptable to the Secured Party on or before 10 days prior to the effective date of the termination, then the Secured Party is authorized in its discretion to declare any or all of the Secured Obligations to be immediately due and payable without demand or notice, which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Pledge Agreement or given to a secured party under the Uniform Commercial Code of the applicable state, as it may be amended from time to time, or otherwise at law or in equity, including without limitation the right to issue a Notice of Exclusive Control (as defined in any Control Agreement) to any Custodian, and/or to sell or otherwise dispose of any or all of the Collateral at public or private sale, with or without advertisement thereof, upon such terms and conditions as it may deem advisable and at such prices as it may deem best.

5.2 (a) At any bona fide public sale, and to the extent permitted by law, at any private sale, the Secured Party shall be free to purchase all or any part of the Collateral, free of any right or equity of

PRN 753921

A-1

redemption in the Pledgors, which right or equity is hereby waived and released. Any such sale may be on cash or credit. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with Regulation D of the Securities Act of 1933 (the "**Act**") or any other applicable exemption available under such Act. The Secured Party will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. The Secured Party may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Secured Party may sell such Collateral at any time without giving prior notice to the Pledgors. Whenever notice is otherwise required by law to be sent by the Secured Party to the Pledgors of any sale or other disposition of the Collateral, ten (10) days written notice sent to the Pledgors at their address specified above will be reasonable.

(b) The Pledgors recognize that the Secured Party may be unable to effect or cause to be effected a public sale of the Collateral by reason of certain prohibitions contained in the Act, so that the Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. The Pledgors understand that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agree that the Secured Party has no obligation to delay or agree to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of the securities which are part of the Collateral (even if the issuer would agree), to register such securities for sale under the Act. The Pledgors agree that private sales made under the foregoing circumstances shall not be deemed to have been made in a commercially unreasonable manner by reason of the foregoing.

5.3 The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by the Secured Party will be applied to the Secured Obligations in the order determined by the Secured Party. If any excess remains after the discharge of all of the Secured Obligations, the same will be paid to the Pledgors. If after exhausting all of the Collateral there is a deficiency, the Pledgors will be liable therefor to the Secured Party; provided, however, that nothing contained herein will obligate the Secured Party to proceed against the Pledgors or any other party obligated under the Secured Obligations or against any other collateral for the Secured Obligations prior to proceeding against the Collateral.

5.4 If any demand is made at any time upon the Secured Party for the repayment or recovery of any amount received by it in payment or on account of any of the Secured Obligations and if the Secured Party repays all or any part of such amount to any Person other than a Pledgor by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Pledgors will be and remain liable for the amounts so repaid or recovered to the same extent as if such amount had never been originally received by the Secured Party. The provisions of this section will be and remain effective notwithstanding the release of any of the Collateral by the Secured Party in reliance upon such payment (in which case the Pledgors' liability will be limited to an amount equal to the fair market value of the Collateral determined as of the date such Collateral was released) and any such release will be without prejudice to the Secured Party's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable. This Section shall survive the termination of this Pledge Agreement.

6. Voting Rights and Transfer. So long as no Event of Default exists, the Pledgors will have the right to exercise all voting rights with respect to the Collateral. At any time after the occurrence and during the continuation of an Event of Default, the Secured Party may transfer any or all of the Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Collateral, but no such transfer, by itself, shall constitute a taking of such Collateral in satisfaction of any or all of the Secured Obligations unless the Secured Party expressly so indicates by written notice to the Pledgors.

PRN 753921

A-1

7. **Dividends, Interest and Premiums**. The Pledgors will have the right to receive all cash dividends, interest and premiums declared and paid on the Collateral prior to the occurrence and during the continuation of any Event of Default. In the event any additional shares are issued to the Pledgors as a stock dividend or in lieu of interest on any of the Collateral, as a result of any split of any of the Collateral, by reclassification or otherwise, any certificates evidencing any such additional shares will be immediately delivered to the Secured Party and such shares will be subject to this Pledge Agreement and a part of the Collateral to the same extent as the original Collateral. At any time after the occurrence and during the continuation of an Event of Default, the Secured Party shall be entitled to receive all cash or stock dividends, interest and premiums declared or paid on the Collateral, all of which shall be subject to the Secured Party's rights under Section 5 above.

8. **Securities Account**. If any of the Collateral includes securities or any other financial or other asset maintained in a securities account, then the Pledgors agree to cause the securities intermediary on whose books and records the ownership interest of the Pledgors in the Collateral appears (the **"Custodian"**) to execute and deliver, contemporaneously herewith, a notification and control agreement or other agreement (a **"Control Agreement"**) satisfactory to the Secured Party in order to perfect and protect the Secured Party's security interest in the Collateral.

9. **Further Assurances**. By its signature hereon, the Pledgors hereby irrevocably authorize the Secured Party, at any time and from time to time after and during the continuation of an Event of Default, to execute (on behalf of the Pledgors), file and record against the Pledgors any notice, financing statement, continuation statement, amendment statement, instrument, document or agreement under the Uniform Commercial Code that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Pledgors hereby irrevocably appoint the Secured Party as the Pledgors' attorney-in-fact to, at any time and from time to time after and during the continuation of an Event of Default, do all acts and things in the Pledgors' name that the Secured Party may deem necessary or desirable. This power of attorney is coupled with an interest with full power of substitution and is irrevocable. The Pledgors hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof.

10. **Notices**. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (**"Notices"**) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as either the Pledgors or the Secured Party may give to the other for such purpose in accordance with this section.

11. **Preservation of Rights**. (a) No delay or omission on the Secured Party's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party's action or inaction impair any such right or power. The Secured Party's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Party may have under other agreements, at law or in equity.

(b) The Secured Party may, at any time and from time to time, without notice to or the consent of the Pledgors unless otherwise expressly required pursuant to the terms of the Secured Obligations, and without impairing or releasing, discharging or modifying the Pledgors' liabilities hereunder, but subject to any rights of the Borrowers, (i) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Secured Obligations; (ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Secured Obligations, any other pledge or security agreements, or any other security for any Secured Obligations; (iii) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Secured Obligations of the Pledgors in such order,

PRN 753921

A-1

manner and amount as the Secured Party may determine in its sole discretion; (iv) correspond with any other person with respect to any Secured Obligations in such manner as the Secured Party deems appropriate in its sole discretion; (v) substitute, exchange or release any other security or guaranty; or (vi) take such actions and exercise such remedies hereunder as provided herein. The Pledgors hereby waive (a) presentment, demand, protest, notice of dishonor and notice of non-payment and all other notices to which the Pledgors might otherwise be entitled, and (b) all defenses based on suretyship or impairment of collateral.

12. Illegality. In case any one or more of the provisions contained in this Pledge Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions in this Pledge Agreement.

13. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Pledgors from, any provision of this Pledge Agreement will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgors in any case will, by itself, entitle the Pledgors to any other or further notice or demand in the same, similar or other circumstance.

14. Entire Agreement. This Pledge Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Pledgors and the Secured Party with respect to the subject matter hereof.

15. Successors and Assigns. This Pledge Agreement will be binding upon and inure to the benefit of the Pledgors and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Pledgors may not assign this Pledge Agreement in whole or in part without the Secured Party's prior written consent and the Secured Party at any time may assign this Pledge Agreement in whole or in part.

16. Interpretation. In this Pledge Agreement, unless the Secured Party and the Pledgors otherwise agree in writing, the singular includes the plural and the plural the singular, unless the context clearly requires otherwise; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or" (unless the context clearly requires otherwise), the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Pledge Agreement. Section headings in this Pledge Agreement are included for convenience of reference only and shall not constitute a part of this Pledge Agreement for any other purpose. If this Pledge Agreement is executed by more than one party as Pledgors, the obligations of such persons or entities will be joint and several.

17. Indemnity. The Pledgors agree to indemnify each of the Secured Party, each legal entity, if any, who controls, is controlled by or is under common control with the Secured Party, and each of their respective directors, officers and employees (the "**Indemnified Parties**"), and to defend and hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur, or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Pledgors), in connection with or arising out of or relating to the matters referred to in this Pledge Agreement or under any Control Agreement, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Pledgors, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and

PRN 753921

A-1

expenses solely attributable to an Indemnified Party's or Secured Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Pledge Agreement. If any such claim or action shall be brought against any Indemnified Party, such Indemnified Party shall notify the Pledgors thereof, and the Pledgors shall be entitled to participate in the defense against such claim, though all aspects of the defense shall be principally managed by counsel selected by the Lender or such Indemnified Party (with the understanding that Lender and any other Indemnified Party will not retain duplicative counsel for their representation, unless there are conflicts necessitating separate counsel). Notwithstanding the foregoing, the Pledgors shall be responsible for allocated costs of internal counsel only during a post-Event of Default out-of-court restructuring or after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to a Loan Party.

18. **Governing Law and Jurisdiction.** This Pledge Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the State where the Secured Party's office indicated above is located. THIS PLEDGE AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PLEDGORS AND THE SECURED PARTY DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCLUDING ITS CONFLICT OF LAWS RULES. The Pledgors hereby irrevocably consent to the exclusive jurisdiction of any state or federal court in the county or judicial district located in the City of New York (Manhattan Borough); provided that nothing contained in this Pledge Agreement will prevent the Secured Party from bringing any action, enforcing any award or judgment or exercising any rights against the Pledgors individually, against any security or against any property of the Pledgors within any other county, state or other foreign or domestic jurisdiction. The Pledgors acknowledge and agree that the venue provided above is the most convenient forum for both the Secured Party and the Pledgors. The Pledgors waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Pledge Agreement.

19. **WAIVER OF JURY TRIAL. THE PLEDGORS IRREVOCABLY WAIVE ANY AND ALL RIGHT THE PLEDGORS MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS PLEDGE AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE PLEDGORS ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.**

The Pledgors acknowledge that they have read and understood all the provisions of this Pledge Agreement, including the waiver of jury trial, and have been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

ATTEST:	**PARK ELECROCHEMICAL CORP.**, a New York corporation
[signature]	By: [signature] (SEAL)
Print Name: Stephen E. Gilhuley	Print Name: P. Matthew Farabaugh
Title: Secretary	Title: Vice President and Chief Financial Officer

PRN 753921

A-1

EXHIBIT A TO PLEDGE AGREEMENT
(CERTIFICATED SECURITIES)

The specific assets listed below are pledged as collateral and are restricted from trading and withdrawals. The Secured Party's written approval is required prior to any trading or withdrawals of such assets.

Quantity	Description of Securities	Certificate Number(s)
1,365,000 ordinary shares and 1,300 redeemable preference shares	65% of the issued and outstanding shares in Nelco Products Pte. Ltd., a Singapore entity	______________

PRN 753921

A-1

EXHIBIT 2.4

**FORM OF
LOAN REQUEST**

TO: PNC Bank, National Association
Two Tower Center Blvd., 17th Floor
East Brunswick, NJ 08816
Attention: Virginia Alling, Senior Vice President and Managing Director

FROM: Park Electrochemical Corp., a New York corporation (together with any other Person designated as a "Borrower" under the Credit Agreement, a **"Borrower"**).

RE: Amended and Restated Credit Agreement (as it may be amended, restated, modified or supplemented, the **"Credit Agreement"**), dated as of February 12, 2014, by and among the Borrower, the Guarantors party thereto, and PNC Bank, National Association, as lender (the **"Lender"**).

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement.

A. Pursuant to Section 2.4 [Revolving Credit Loan Requests] of the Credit Agreement, the undersigned Borrower requests *[check one line under 1.(a) below and fill in blank space next to the line as appropriate]*:

1(a) _______ A new Loan [for [specify permitted recipient]] , OR

_______ Renewal of the LIBOR Rate Option applicable to an outstanding U.S.$_____________ Revolving Credit Loan originally made on _________ , 20__, OR

_______ Conversion of the Base Rate Option applicable to an outstanding U.S.$______________ Loan originally made on ________, 20__ to a Loan to which the LIBOR Rate Option applies, OR

_______ Conversion of the LIBOR Rate Option applicable to an outstanding U.S.$______________ Loan originally made on _________ __, 20__ to a Loan to which the Base Rate Option applies.

SUCH NEW, RENEWED OR CONVERTED LOAN SHALL BEAR INTEREST:

[Check one line under 1.(b) below and fill in blank spaces in line next to line]:

1(b)(i) ______ Under the Base Rate Option. Such Loan shall have a Borrowing Date of_________, 20___ (which date shall be (i) the same Business Day of receipt by the Lender by 11:00 a.m. eastern time of this Loan

PRN 860167

Request for making a new Loan to which the Base Rate Option applies, or (ii) the last day of the preceding Interest Period if a Loan to which the LIBOR Rate Option applies is being converted to a Loan to which the Base Rate Option applies).

OR

(ii) _______ Under the LIBOR Rate Option. Such Loan shall have a Borrowing Date of ____________, 20__ (which date shall be three (3) Business Days, in the case of Loans to which the LIBOR Rate Option applies, subsequent to the Business Day of receipt by the Lender by 11:00 a.m. eastern time of this Loan Request for making a new Loan to which the LIBOR Rate Option applies, renewing a Loan to which the LIBOR Rate Option applies, or converting a Loan to which the Base Rate Option applies to a Loan to which the LIBOR Rate Option applies).

2 Such Loan is in the principal amount of U.S. $__________ [or the principal amount to be renewed or converted is U.S. $____________]

3 *[Complete blank below if the Borrower is selecting the LIBOR Rate Option]:*

Such Loan shall have an Interest Period of one, two, three or six Month(s):

____

B As of the date hereof and the date of making the above-requested Loan (and after giving effect thereto): (i) all of the representations and warranties contained in Article 6 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for those representations and warranties that are qualified by reference to materiality, which shall be true and correct in all respects); and (ii) no Event of Default or Potential Default has occurred and is continuing.

C Each of the undersigned hereby irrevocably requests *[check one line below and fill in blank spaces next to the line as appropriate]*:

1 _______ Funds to be deposited into a PNC Bank bank account per our current standing instructions. [*Complete amount of deposit if not full Loan advance amount:*]

U.S. $ _____________.

2 _______ Funds to be wired to _______________ per the following wire instructions:

Amount of Wire Transfer:

U.S. $ _______________
Bank Name: __________________
ABA: ______________________
Account Number: _______________
Account Name: ________________

PRN 860167

2

Reference: ______________________

3 _______ Funds to be wired per the attached Funds Flow (multiple wire transfers).

[SIGNATURE PAGE FOLLOWS]

PRN 860167

3

[SIGNATURE PAGE 1 OF 1 TO LOAN REQUEST]

The Borrower certify to the Lender as to the accuracy of the foregoing on _______________, 20___.

BORROWER:

PARK ELECTROCHEMICAL CORP., a New York corporation

By:_________________________________
Name:_______________________________
Title:________________________________

PRN 860167

EXHIBIT 8.3.3.1

QUARTERLY COMPLIANCE CERTIFICATE

This certificate is delivered pursuant to Section 8.3.3 of that certain Amended and Restated Credit Agreement dated as of February 12, 2014 (the "**Credit Agreement**") by and among Park Electrochemical Corp., a New York corporation (together with any other Person designated as a "Borrower" thereunder, the "**Borrower**"), the Guarantors party thereto (the "**Guarantors**") and PNC Bank, National Association, as Lender (the "**Lender**"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

The undersigned officer, ____________________, the __________ [President, Chief Executive Officer, Chief Financial Officer or Treasurer] of the Borrower, in such capacity, does hereby certify on behalf of the Borrower as of the quarter/year ended ________________, 20___ (the "**Report Date**"), as follows:

(1) Maximum Funded Debt Ratio (Credit Agreement Section 8.2.13). As of the Report Date, the ratio of Consolidated EBITDA to consolidated Funded Debt of the Borrowers and their consolidated Subsidiaries is ________________, which ratio shall not exceed ____ to 1.0. **Detailed covenant calculations are attached hereto.**

(2) Minimum Fixed Charge Coverage Ratio (Credit Agreement Section 8.2.14). As of the Report Date, the Fixed Charge Coverage Ratio of the Borrowers and their consolidated Subsidiaries is ________________, which ratio shall not be less than ____ to 1.0. **Detailed covenant calculations are attached hereto.**

(3) Minimum Domestic Liquid Assets. As of the Report Date, $______ [not less than $25,000,000] in cash and securities for which there is an active market in domestic deposit and investment accounts titled in the name of, and under enforceable ownership of, domestic Loan Parties. **Detailed covenant calculations attached.**

(4) Quick Ratio. As of the Report Date, (i) cash plus marketable securities plus accounts receivable divided by (ii) current liabilities, not in excess of _______ to 1.00. **Detailed covenant calculations are attached.**

(5) Representations and Warranties. The representations and warranties contained in Article 6 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for those representations and warranties that are qualified by reference to materiality, which shall be true and correct in all respects) on and as of the date of this certificate.

(6) Event of Default or Potential Default. No Event of Default or Potential Default exists as of the date hereof.

PRN 860169

PNC Bank, National Association, Lender
Page 2

[SIGNATURE PAGE FOLLOWS]

PRN 860169

SIGNATURE PAGE 1 OF 1 TO
QUARTERLY COMPLIANCE CERTIFICATE

IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ___________, 20___.

PARK ELECTROCHEMICAL CORP., a New York corporation

By:_______________________________
Name:_____________________________
Title:______________________________

PRN 860169

COPY

REVOLVING CREDIT NOTE

$106,000,000

East Brunswick, New Jersey
Original Execution Date: January 30, 2013
Amended and Restated Date: February 12, 2014

FOR VALUE RECEIVED, the undersigned, **PARK ELECTROCHEMICAL CORP.**, a New York corporation (the "**Borrower**"), hereby unconditionally promises to pay to the order of **PNC BANK, NATIONAL ASSOCIATION** (the "**Lender**"), the lesser of (i) the principal sum of One Hundred Six Million Dollars (US$106,000,000) or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrowers pursuant to Section 2.1 [Revolving Credit Commitment] of the Amended and Restated Credit Agreement, dated as of February 12, 2014, among the Borrower, the Guarantors now or hereafter party thereto and the Lender (as amended, restated, modified or supplemented from time to time, the "**Credit Agreement**"), together with all outstanding interest thereon on the Expiration Date.

The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum as provided in the Credit Agreement. Subject to the provisions of the Credit Agreement, interest on this Revolving Credit Note will be payable pursuant to Section 5.2 [Interest Payment Dates] of, or as otherwise provided in, the Credit Agreement. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, unless otherwise provided in the Credit Agreement, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action. Upon the occurrence and during the continuation of an Event of Default and at the Lender's discretion, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note and all other obligations due and payable to the Lender pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in Section 4.3 [Interest After Default] of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Lender located at 500 First Avenue, Pittsburgh, Pennsylvania 15219 unless otherwise directed in writing by the Lender, in lawful money of the United States of America in immediately available funds.

This Revolving Credit Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests, if any, and Liens, if any, contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and

PRN 859782

conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note and the Credit Agreement.

This Revolving Credit Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the "Borrower" and the "Lender" shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Revolving Credit Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed, by and construed and enforced in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) without giving effect to its conflicts of law principles.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement and Section 1.2 [Construction] of the Credit Agreement shall apply to this Revolving Credit Note.

THIS NOTE AMENDS AND RESTATES, BUT DOES NOT CONSTITUTE A NOVATION OR SATISFACTION OF THE INDEBTEDNESS EVIDENCED BY, THAT CERTAIN REVOLVING CREDIT NOTE IN THE MAXIMUM PRINCIPAL AMOUNT OF $54,000,000, DATED AS OF JANUARY 30, 2013 (AS AMENDED) ISSUED BY THE BORROWER IN FAVOR OF THE LENDER.

[SIGNATURE PAGE FOLLOWS]

2

PRN 859782

[SIGNATURE PAGE TO REVOLVING CREDIT NOTE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Revolving Credit Note by its duly authorized officer.

PARK ELECTROCHEMICAL CORP., a New York corporation

By: P. Matthew Farabaugh
Name: P. MATTHEW FARABAUGH
Title: VICE PRESIDENT + CHIEF FINANCIAL OFFICER

3

PRN 859782

REAFFIRMATION OF LOAN DOCUMENTS

Each of the undersigned, party to a certain Credit Agreement, dated as of January 30, 2013 among **PARK ELECTROCHEMICAL CORP.**, a New York corporation (the "Borrower"), **NELCO PRODUCTS, INC.**, a Delaware corporation, **NELTEC, INC.**, a Delaware corporation, **PARK AEROSPACE TECHNOLOGIES CORP.**, a Kansas corporation (collectively, the "Guarantors") and **PNC BANK, NATIONAL ASSOCIATION**, (the "Lender") (as amended, restated or otherwise modified, including without limitation as amended and restated by a certain Amended and Restated Credit Agreement dated as of even date herewith (the "Credit Agreement"); capitalized terms not otherwise defined herein have the meanings given in the Credit Agreement), hereby:

(1) certifies to the Lender that its respective signature block below contains its exact legal name, as in effect on the date hereof; and

(2) reaffirms, ratifies and confirms all of its obligations under the following Loan Documents to which it is party, as a:

(a) "Pledgor" under the Pledge Agreement, as applicable;

(b) "Guarantor" under the Guaranty Agreement, as applicable.

The foregoing Loan Documents remain in full force and effect, and are legal, valid and binding obligations, enforceable in accordance with their respective terms, of each Loan Party which is a party thereto, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or other similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether enforcement is sought in equity or at law).

From and after the date hereof, any references to the foregoing Loan Documents contained in any of the Loan Documents shall be deemed to refer to such Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time.

This Reaffirmation of Loan Documents shall apply to and be binding upon, and shall inure to the benefit of, each of the other parties hereto and their respective successors and assigns permitted under the Credit Agreement. Nothing expressed or referred to in this Reaffirmation of Loan Documents is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Reaffirmation of Loan Documents or any of the foregoing Loan Documents, it being the intention of the parties hereto that this Reaffirmation of Loan Documents and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.

If any one or more of the provisions contained in this Reaffirmation of Loan Documents or any of the foregoing Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Reaffirmation of Loan Documents or such Loan Documents shall not in any way be affected or impaired thereby, and this Reaffirmation of Loan Documents shall otherwise remain in full force and effect.

PRN 864181

This Reaffirmation of Loan Documents shall be deemed to be a contract under the Laws of the State of New York and shall, pursuant to the New York General Obligations Law § 5-1401, for all purposes be governed by and construed in accordance with the Laws of the State of New York.

This Reaffirmation of Loan Documents may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of executed signature pages hereof by facsimile or other electronic method of transmission (such as "pdf") from one party to another shall constitute effective and binding execution and delivery thereof by such party. Any party that delivers its original counterpart signature to this Reaffirmation of Loan Documents by facsimile or other electronic method of transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the Lender.

[SIGNATURE PAGES FOLLOW]

2

PRN 864181

[SIGNATURE PAGE TO REAFFIRMATION OF LOAN DOCUMENTS]

IN WITNESS WHEREOF, the Borrowers and each Guarantor has duly executed and delivered this Reaffirmation of Loan Documents as of February 12, 2014.

BORROWER:

PARK ELECTROCHEMICAL CORP., a New York corporation

By: P. Matthew Farabaugh
Name: P. MATTHEW FARABAUGH
Title: VICE PRESIDENT & CHIEF FINANCIAL OFFICER

PRN 864181

[SIGNATURE PAGE TO REAFFIRMATION OF LOAN DOCUMENTS]

GUARANTORS:

NELCO PRODUCTS, INC., a Delaware corporation

By: P. Matthew Farabaugh
Name: P. MATTHEW FARABAUGH
Title: TREASURER

NELTEC, INC., a Delaware corporation

By: P. Matthew Farabaugh
Name: P. MATTHEW FARABAUGH
Title: TREASURER

PARK AEROSPACE TECHNOLOGIES CORP.,
a Kansas corporation

By: P. Matthew Farabaugh
Name: P. MATTHEW FARABAUGH
Title: TREASURER

PRN 864181

[SIGNATURE PAGE TO REAFFIRMATION OF LOAN DOCUMENTS]

Accepted by:

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By: ____________________
Name: VIRGINIA ALLING
Title: Senior Vice President

PRN 864181

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED | **Order#** 969067-1
Project Id : | **Order Date** 01/21/2014
Additional Reference : NOT PROVIDED

Subject:	**PARK ELECTROCHEMICAL CORP.**
Jurisdiction:	**NY - DEPARTMENT OF STATE**
Request for:	**UCC Debtor Search**
Thru Date:	**January 14, 2014**
Result:	**Clear**

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter#	NOT PROVIDED	**Order#**	969067-1
Project Id :		**Order Date**	01/21/2014
Additional Reference :	NOT PROVIDED		

Subject:	**PARK ELECTROCHEMICAL CORP.**
Jurisdiction:	**NY - DEPARTMENT OF STATE**
Request for:	**Federal Tax Lien Search**
Thru Date:	**January 14, 2014**
Result:	**Clear**

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED | **Order#** 969067-1

Project Id : | **Order Date** 01/21/2014

Additional Reference : NOT PROVIDED

Subject:	**PARK ELECTROCHEMICAL CORP.**
Jurisdiction:	**NY - DEPARTMENT OF STATE**
Request for:	**State Tax Lien Search**
Thru Date:	**January 17, 2014**
Result:	**Clear**

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-1
Order Date 01/21/2014

Subject :	**PARK ELECTROCHEMICAL CORP.**
Jurisdiction :	**NY-U.S. EASTERN DISTRICT COURT AT LONG ISLAND**
Request for :	**Federal Judgment Search**
Thru Date :	January 16, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-1
Order Date 01/21/2014

Subject :	**PARK ELECTROCHEMICAL CORP.**
Jurisdiction :	**NY-SUFFOLK COUNTY**
Request for :	**Local Judgment Search**
Thru Date :	November 17, 2013
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-7
Order Date 01/21/2014

Subject :	**NELTEC, INC.**
Jurisdiction :	**AZ-SECRETARY OF STATE**
Request for :	**Federal Tax Lien Search**
Thru Date :	January 15, 2014
Result :	Clear
Request for :	**State Tax Lien Search**
Thru Date :	January 15, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

NELTEC, INC.

UCC Active Lien Summary

as of January 21, 2014

Debtor(s)	**Secured Party**	**Jurisdiction**	**Search Through Date**	**Filed Date**	**Lapse Date**	**File No.**	**Search Results (presently on record)**
Neltec, Inc.	Air Liquide Industrial, U.S. LP	Delaware	01.08.2014	02.25.2009	02.25.2014	90607918	Equipment

PRN 861517

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

KELLIE RUFFIN

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Return acknowledgment to:

[redacted]

Capitol Services, Inc.
P.O. Box 1831 Austin, TX 78767
800/345-4647

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 10:21 AM 02/25/2009
INITIAL FILING # 2009 0607918

SRV: 090191246

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: NELTEC, INC.				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: 1420 W. 12TH PLACE	CITY: TEMPE	STATE: AZ	POSTAL CODE: 85281	COUNTRY: US
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION: CORPORATION	1f. JURISDICTION OF ORGANIZATION: DELAWARE	1g. ORGANIZATIONAL ID #, if any	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: AIR LIQUIDE INDUSTRIAL, U.S. LP				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 2700 POST OAK BLVD., STE.1800	CITY: HOUSTON	STATE: TX	POSTAL CODE: 77056	COUNTRY: US

4. This FINANCING STATEMENT covers the following collateral:

(1) MEMBRANE M500, SERIAL NUMBER M500-6023-01;

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

PIM-NELTEC 24508 - DE - STATE

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02) Capitol Services, Inc.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-7
Order Date 01/21/2014

Subject :	**NELTEC, INC.**
Jurisdiction :	**AZ-U.S. DISTRICT COURT**
Request for :	**Federal Judgment Search**
Thru Date :	January 16, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-7
Order Date 01/21/2014

Subject :	**NELTEC, INC.**
Jurisdiction :	**AZ-MARICOPA COUNTY**
Request for :	**Local Judgment Search**
Thru Date :	January 07, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-7
Order Date 01/21/2014

Subject :	**NELTEC, INC.**
Jurisdiction :	**DE-U.S. DISTRICT COURT**
Request for : Thru Date :	**Federal Judgment Search** January 16, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-7
Order Date 01/21/2014

Subject:	**NELTEC, INC.**
Jurisdiction:	**DE - NEW CASTLE COUNTY PROTHONOTARY**
Request for:	**State Tax Lien Search**
Thru Date:	**January 09, 2014**
Result:	**Clear**

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-7
Order Date 01/21/2014

Subject:	**NELTEC, INC.**
Jurisdiction:	**DE - NEW CASTLE COUNTY PROTHONOTARY**
Request for:	**Local Judgment Search**
Thru Date:	**January 09, 2014**
Result:	**Clear**

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-7
Order Date 01/21/2014

Subject :	**NELTEC, INC.**
Jurisdiction :	**AZ-MARICOPA SUPERIOR COURT**
Request for :	**Local Judgment Search**
Thru Date :	January 07, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-7
Order Date 01/21/2014

Subject:	**NELTEC, INC.**
Jurisdiction:	**DE - SECRETARY OF STATE**
Request For:	**UCC Debtor Search**
Result:	**Records found**
Thru Date:	**January 08, 2014**
No. of findings:	1
Original UCC Filings:	1
Amendments:	0
Continuations:	0
Assignments:	0
Releases:	0
Corrections:	0
Terminations:	0

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter#	NOT PROVIDED	**Order#**	969067-7
Project Id :		**Order Date**	01/21/2014
Additional Reference :	NOT PROVIDED		

Subject:	**NELTEC, INC.**
Jurisdiction:	**DE - SECRETARY OF STATE**
Request for:	**UCC Debtor Search**
Result:	**Records found**

File Type:	Original
File Number:	90607918
File Date :	02/25/2009
Current Secured Party of Record:	AIR LIQUIDE INDUSTRIAL, U.S. LP

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

Delaware

PAGE 1

The First State

CERTIFICATE

SEARCHED JANUARY 23, 2014, AT 8:57 A.M.
FOR DEBTOR "NELTEC, INC."

```
  1 OF     1   FINANCING STATEMENT                      90607918
            EXPIRATION DATE: FEBRUARY 25, 2014
 DEBTOR: NELTEC, INC.
           1420 W. 12TH PLACE                              ADDED 02-25-09
           TEMPE                            AZ  85281
SECURED: AIR LIQUIDE INDUSTRIAL, U.S. LP
           2700 POST OAK BLVD., STE. 1800                  ADDED 02-25-09
           HOUSTON                          TX  77056
              F I L I N G   H I S T O R Y
90607918  FILED 02-25-09    AT 10:21 A.M.  FINANCING STATEMENT
            E N D   O F   F I L I N G   H I S T O R Y
```

THE UNDERSIGNED FILING OFFICER HEREBY CERTIFIES THAT THE ABOVE LISTING IS A RECORD OF ALL PRESENTLY EFFECTIVE FINANCING STATEMENTS, LAPSED FINANCING STATEMENTS, FEDERAL TAX LIENS AND UTILITY SECURITY INSTRUMENTS FILED IN THIS OFFICE WHICH NAME THE ABOVE DEBTOR, AS OF JANUARY 8, 2014 AT 11:59 P.M.

Jeffrey W. Bullock, Secretary of State

20140275859UCXL

AUTHENTICATION: 1075556

140076083

DATE: 01-23-14

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
KELLIE RUFFIN

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Return acknowledgment to:
[redacted]
Capitol Services, Inc.
P.O. Box 1831 Austin, TX 78767
800/345-4647

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 10:21 AM 02/25/2009
INITIAL FILING # 2009 0607918

SRV: 090191246

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: NELTEC, INC.			
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
1c. MAILING ADDRESS: 1420 W. 12TH PLACE	CITY: TEMPE	STATE: AZ POSTAL CODE: 85281	COUNTRY: US
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 1e. TYPE OF ORGANIZATION: CORPORATION	1f. JURISDICTION OF ORGANIZATION: DELAWARE	1g. ORGANIZATIONAL ID #, if any	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME			
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
2c. MAILING ADDRESS	CITY	STATE POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: AIR LIQUIDE INDUSTRIAL, U.S. LP			
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
3c. MAILING ADDRESS: 2700 POST OAK BLVD., STE.1800	CITY: HOUSTON	STATE: TX POSTAL CODE: 77056	COUNTRY: US

4. This FINANCING STATEMENT covers the following collateral:

(1) MEMBRANE M500, SERIAL NUMBER M500-6023-01;

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
PIM-NELTEC 24508 - DE - STATE

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02) Capitol Services, Inc.

NELCO PRODUCTS, INC.

UCC Active Lien Summary

as of January 21, 2014

Debtor(s)	Secured Party	Jurisdiction	Search Through Date	Filed Date	Lapse Date	File No.	Search Results (presently on record)
Nelco Products, Inc.	U.S. Bancorp Business Equipment Finance Group	Delaware	01.08.2014	01.03.2011	01.03.2016	10013386	Filing for informational purposes only (equipment)
Nelco Products, Inc.	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	Delaware	01.08.2014	01.10.2014	01.10.2019	40128447	Equipment

PRN 861516

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

8008335778

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES
2727 ALLEN PARKWAY
SUITE 1000
HOUSTON TX 77019

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 08:05 PM 01/03/2011
INITIAL FILING # 2011 0013386

SRV: 110006092

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME MELCO PRODUCTS, INC.					
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
1c. MAILING ADDRESS 1411 E ORANGETHORPE AVE	CITY FULLERTON	STATE CA	POSTAL CODE 92831		COUNTRY US
1e. TYPE OF ORGANIZATION CORPORATION	1f. JURISDICTION OF ORGANIZATION DE				

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION			

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME U.S. BANCORP BUSINESS EQUIPMENT FINANCE GROUP				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 1310 MADRID STREET	CITY MARSHALL	STATE MN	POSTAL CODE 56258	COUNTRY US

4. This FINANCING STATEMENT covers the following collateral:

FOR INFORMATIONAL PURPOSES ONLY: 1 MP2851SP V8205900112; 1 MP2851SP V8205900108; 1 MP2851SP V8205900114; 1 MP2851SP V8205900115; 1 MP4001SP V7905800906; 1 MP4001SP V7905800902; 1 MP2550 M6405800282; 1 MP6001 V6905900486; 1 4430L A4509300050; 1 4430L A4509400147

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DE-0-44059398

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Giselle Melendez 8006335778

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES
2727 ALLEN PARKWAY
SUITE 1000

HOUSTON TX 77019

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 02:32 PM 01/10/2014
INITIAL FILING # 2014 0128447
SRV: 140034422

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME					
NELCO PRODUCTS, INC.					
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY
1411 E ORANGETHORPE AVE	FULLERTON	CA	92831		US
1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION				
CORPORATION	DE				

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION			

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME				
U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
1310 MADRID STREET	MARSHALL	MN	56258	US

4. This FINANCING STATEMENT covers the following collateral:

1 COPIERS MP2851SP V8205900112; 1 COPIERS MP2851SP V8205900108; 1 COPIERS MP2851SP V8205900114; 1 COPIERS MP2851SP V8205900115; 1 COPIERS MP4001SP V7905800906; 1 COPIERS MP4001SP V7905800902; 1 COPIERS MP2550 M6405800282; 1 COPIERS MP6001 V6905900486; 1 FAX MACHINES 4430L A4509300050; 1 FAX MACHINES 4430L A4509400147; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DE-0-41338380-48120663

e

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter#	NOT PROVIDED	**Order#**	969067-5
Project Id :		**Order Date**	01/21/2014
Additional Reference :	NOT PROVIDED		

Subject :	**NELCO PRODUCTS, INC.**
Jurisdiction :	**DE-U.S. DISTRICT COURT**
Request for :	**Federal Judgment Search**
Thru Date :	January 16, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-5
Order Date 01/21/2014

Subject :	**NELCO PRODUCTS, INC.**
Jurisdiction :	**CA-U.S. CENTRAL DISTRICT COURT**
Request for :	**Federal Judgment Search**
Thru Date :	January 16, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@csainfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-5
Order Date 01/21/2014

Subject :	**NELCO PRODUCTS, INC.**
Jurisdiction :	**CA-ORANGE COUNTY**
Request for :	**Local Judgment Search**
Thru Date :	January 14, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-5
Order Date 01/21/2014

Subject :	**NELCO PRODUCTS, INC.**
Jurisdiction :	**CA-ORANGE SUPERIOR COURT**
Request for :	**Local Judgment Search**
Thru Date :	January 14, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-5
Order Date 01/21/2014

Subject :	**NELCO PRODUCTS, INC.**
Jurisdiction :	**CA-SECRETARY OF STATE**
Request for :	**Federal Tax Lien Search**
Thru Date :	January 13, 2014
Result :	Clear
Request for :	**State Tax Lien Search**
Thru Date :	January 13, 2014
Result :	Clear
Request for :	**Local Judgment Search**
Thru Date :	January 13, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED | **Order#** 969067-5
Project Id : | **Order Date** 01/21/2014
Additional Reference : NOT PROVIDED

Subject:	**NELCO PRODUCTS, INC.**
Jurisdiction:	**DE - SECRETARY OF STATE**
Request for:	**Federal Tax Lien Search**
Thru Date:	**January 08, 2014**
Result:	**Certified clear result retrieved**

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-5
Order Date 01/21/2014

Subject:	**NELCO PRODUCTS, INC.**
Jurisdiction:	**DE - NEW CASTLE COUNTY PROTHONOTARY**
Request for:	**State Tax Lien Search**
Thru Date:	**January 09, 2014**
Result:	**Clear**

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED **Order#** 969067-5

Project Id : **Order Date** 01/21/2014

Additional Reference : NOT PROVIDED

Subject:	**NELCO PRODUCTS, INC.**
Jurisdiction:	**DE - NEW CASTLE COUNTY PROTHONOTARY**
Request for:	**Local Judgment Search**
Thru Date:	**January 09, 2014**
Result:	**Clear**

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter#	NOT PROVIDED	**Order#**	969067-5
Project Id :		**Order Date**	01/21/2014

Additional Reference : NOT PROVIDED

Subject:	**NELCO PRODUCTS, INC.**
Jurisdiction:	**DE - SECRETARY OF STATE**
Request For:	**UCC Debtor Search**
Result:	**Records found**
Thru Date:	**January 08, 2014**
No. of findings:	3
Original UCC Filings:	3
Amendments:	0
Continuations:	0
Assignments:	0
Releases:	0
Corrections:	0
Terminations:	0

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter#	NOT PROVIDED	**Order#**	969067-5
Project Id :		**Order Date**	01/21/2014
Additional Reference :	NOT PROVIDED		

Subject:	**NELCO PRODUCTS, INC.**
Jurisdiction:	**DE - SECRETARY OF STATE**
Request for:	**UCC Debtor Search**
Result:	**Records found**

File Type:	Original
File Number:	83615497
File Date :	10/27/2008
Current Secured Party of Record:	U.S. BANCORP
File Type:	Original
File Number:	10013386
File Date :	01/03/2011
Current Secured Party of Record:	U.S. BANCORP BUSINESS EQUIPMENT FINANCE GROUP
File Type:	Original
File Number:	40128447
File Date :	01/10/2014
Current Secured Party of Record:	U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

Delaware

PAGE 1

The First State

CERTIFICATE

SEARCHED JANUARY 23, 2014, AT 8:56 A.M.
FOR DEBTOR "NELCO PRODUCTS, INC."

1 OF 3 FINANCING STATEMENT 83615497
EXPIRATION DATE: OCTOBER 27, 2013
DEBTOR: NELCO PRODUCTS INC
1411 E ORANGETHORPE AVE ADDED 10-27-08
FULLERTON CA 92831
SECURED: U.S. BANCORP
1310 MADRID STREET ADDED 10-27-08
MARSHALL MN 56258
F I L I N G H I S T O R Y
83615497 FILED 10-27-08 AT 8:07 P.M. FINANCING STATEMENT

2 OF 3 FINANCING STATEMENT 10013386
EXPIRATION DATE: JANUARY 3, 2016
DEBTOR: NELCO PRODUCTS INC
1411 E ORANGETHORPE AVE ADDED 01-03-11
FULLERTON CA 92831
SECURED: U.S. BANCORP BUSINESS EQUIPMENT FINANCE GROUP
1310 MADRID STREET ADDED 01-03-11
MARSHALL MN 56258
F I L I N G H I S T O R Y
10013386 FILED 01-03-11 AT 8:05 P.M. FINANCING STATEMENT

3 OF 3 FINANCING STATEMENT 40128447
EXPIRATION DATE: JANUARY 10, 2019
DEBTOR: NELCO PRODUCTS, INC.
1411 E ORANGETHORPE AVE ADDED 01-10-14
FULLERTON CA 92831
SECURED: U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NAT
IONAL ASSOCIATION
1310 MADRID STREET ADDED 01-10-14
MARSHALL MN 56258
F I L I N G H I S T O R Y
40128447 FILED 01-10-14 AT 2:32 P.M. FINANCING STATEMENT
E N D O F F I L I N G H I S T O R Y

Jeffrey W. Bullock, Secretary of State

20140275768UCXL AUTHENTICATION: 1075550

140076066 DATE: 01-23-14

Delaware

PAGE 2

The First State

THE UNDERSIGNED FILING OFFICER HEREBY CERTIFIES THAT THE ABOVE LISTING IS A RECORD OF ALL PRESENTLY EFFECTIVE FINANCING STATEMENTS, LAPSED FINANCING STATEMENTS, FEDERAL TAX LIENS AND UTILITY SECURITY INSTRUMENTS FILED IN THIS OFFICE WHICH NAME THE ABOVE DEBTOR, AS OF JANUARY 8, 2014 AT 11:59 P.M.

Jeffrey W. Bullock, Secretary of State

20140275768UCXL

140076066

AUTHENTICATION: 1075550

DATE: 01-23-14

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

8008335778

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES
2727 ALLEN PARKWAY
SUITE 1000

HOUSTON TX 77019

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 08:07 PM 10/27/2008
INITIAL FILING # 2008 3615497

SRV: 081070427

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: NELCO PRODUCTS INC					
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
1c. MAILING ADDRESS: 1411 E ORANGETHORPE AVE	CITY: FULLERTON	STATE: CA	POSTAL CODE: 92831		COUNTRY: US
1e. TYPE OF ORGANIZATION: CORPORATION	1f. JURISDICTION OF ORGANIZATION: DE				

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION			

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: US BANCORP				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 1310 MADRID STREET	CITY: MARSHALL	STATE: MN	POSTAL CODE: 56258	COUNTRY: US

4. This FINANCING STATEMENT covers the following collateral:

FOR INFORMATIONAL PURPOSES ONLY: 1 MP4000 M5585500518

5. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] [ ] All Debtors [ ] Debtor 1 [ ] Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DE-0-33281656-6160002118 999403

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

8008335778

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES
2727 ALLEN PARKWAY
SUITE 1000
HOUSTON TX 77019

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 08:05 PM 01/03/2011
INITIAL FILING # 2011 0013386

SRV: 110006092

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: MELCO PRODUCTS, INC.

OR

1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
1411 E ORANGETHORPE AVE	FULLERTON	CA	92831	US
1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION			
CORPORATION	DE			

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION			

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: U.S. BANCORP BUSINESS EQUIPMENT FINANCE GROUP

OR

3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
1310 MADRID STREET	MARSHALL	MN	56258	US

4. This FINANCING STATEMENT covers the following collateral:

FOR INFORMATIONAL PURPOSES ONLY: 1 MP2851SP V8205900112; 1 MP2851SP V8205900108; 1 MP2851SP V8205900114; 1 MP2851SP V8205900115; 1 MP4001SP V7905800906; 1 MP4001SP V7905800902; 1 MP2550 M6405800282; 1 MP6001 V6905900486; 1 4430L A4509300050; 1 4430L A4509400147

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DE-0-44059398

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 02:32 PM 01/10/2014
INITIAL FILING # 2014 0128447

SRV: 140034422

A. NAME & PHONE OF CONTACT AT FILER [optional]

Gisella Melendez 8009335779

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES
2727 ALLEN PARKWAY
SUITE 1000

HOUSTON TX 77019

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME NELCO PRODUCTS, INC.					
OR 1b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 1411 E ORANGETHORPE AVE		CITY FULLERTON	STATE CA	POSTAL CODE 92831	COUNTRY US
	1e. TYPE OF ORGANIZATION CORPORATION	1f. JURISDICTION OF ORGANIZATION DE			

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION			

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION					
OR 3b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 1310 MADRID STREET		CITY MARSHALL	STATE MN	POSTAL CODE 56258	COUNTRY US

4. This FINANCING STATEMENT covers the following collateral:

1 COPIERS MP2851SP V8205900112; 1 COPIERS MP2851SP V8205900108; 1 COPIERS MP2851SP V8205900114; 1 COPIERS MP2851SP V8205900115; 1 COPIERS MP4001SP V7905800906; 1 COPIERS MP4001SP V7905800902; 1 COPIERS MP2550 M6405800282; 1 COPIERS MP6001 V6905900486; 1 FAX MACHINES 4430L A4509300050; 1 FAX MACHINES 4430L A4509400147; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DE-0-41338380-48120663

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-3
Order Date 01/21/2014

Subject :	**PARK AEROSPACE TECHNOLOGIES CORP.**
Jurisdiction :	**KS-SECRETARY OF STATE**
Request for :	**UCC Debtor Search**
Thru Date :	January 14, 2014
Result :	Clear
Request for :	**Federal Tax Lien Search**
Thru Date :	January 14, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY
www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED
Project Id :
Additional Reference : NOT PROVIDED

Order# 969067-3
Order Date 01/21/2014

Subject :	**PARK AEROSPACE TECHNOLOGIES CORP.**
Jurisdiction :	**KS-U.S. DISTRICT COURT**
Request for :	**Federal Judgment Search**
Thru Date :	January 16, 2014
Result :	Clear

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions
You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED		**Order#**	969067-3
Project Id :		**Order Date**	01/21/2014
Additional Reference : NOT PROVIDED			

Subject:	**PARK AEROSPACE TECHNOLOGIES CORP.**
Jurisdiction:	**KS - SHAWNEE DISTRICT COURT**
Request for:	**Local Judgment Search**
Thru Date:	**January 21, 2014**
Result:	**Clear**

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY

www.cscglobal.com

CSC- New York
Suite 210
1180 Avenue OF the Americas
New York, NY 10036-8401
212-299-5600
212-299-5656 (Fax)

Matter# NOT PROVIDED

Project Id :

Additional Reference : NOT PROVIDED

Order# 969067-3

Order Date 01/21/2014

Subject:	**PARK AEROSPACE TECHNOLOGIES CORP.**
Jurisdiction:	**KS - SHAWNEE COUNTY**
Request for:	**State Tax Lien Search**
Thru Date:	**January 21, 2014**
Result:	**Clear**

Ordered by STEPHEN BANKER at PARK ELECTROCHEMICAL CORP.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.cscglobal.com.

If you have any questions concerning this order or CSCGlobal, please feel free to contact us.

Stephen Adamo
sadamo@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer's eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

State of New York } ss:
Department of State

I hereby certify, that the Certificate of Incorporation of PARK ELECTROCHEMICAL CORP. was filed on 03/31/1954, under the name of PARK NAME PLATE INC., fixing the duration as perpetual, and that a diligent examination has been made of the Corporate index for documents filed with this Department for a certificate, order, or record of a dissolution, and upon such examination, no such certificate, order or record has been found, and that so far as indicated by the records of this Department, such corporation is an existing corporation.

A Certificate of Amendment PARK NAME PLATE INC., changing its name to PARK NAMEPLATE COMPANY, INC., was filed 11/12/1957.

A Certificate of Amendment PARK NAMEPLATE COMPANY, INC., changing its name to PARK ELECTROCHEMICAL CORP., was filed 09/01/1960.

STATE OF NEW YORK
DEPARTMENT OF STATE

***

Witness my hand and the official seal of the Department of State at the City of Albany, this 17th day of January two thousand and fourteen.

Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

*201401210625 * 45*

Delaware

PAGE 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "NELCO PRODUCTS, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-SECOND DAY OF JANUARY, A.D. 2014.

AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "NELCO PRODUCTS, INC." WAS INCORPORATED ON THE THIRD DAY OF JULY, A.D. 1975.

AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

Jeffrey W. Bullock, Secretary of State

0814057 8300

140071785

AUTHENTICATION: 1073780

DATE: 01-22-14

State of California
Secretary of State

CERTIFICATE OF STATUS

ENTITY NAME:

NELCO PRODUCTS, INC.

FILE NUMBER:	C0744937
REGISTRATION DATE:	07/16/1975
TYPE:	FOREIGN CORPORATION
JURISDICTION:	DELAWARE
STATUS:	ACTIVE (GOOD STANDING)

I, DEBRA BOWEN, Secretary of State of the State of California, hereby certify:

The records of this office indicate the entity is qualified to transact intrastate business in the State of California.

No information is available from this office regarding the financial condition, business activities or practices of the entity.

THE GREAT SEAL OF THE STATE OF CALIFORNIA
EUREKA

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of January 22, 2014.

DEBRA BOWEN
Secretary of State

RKS

NP-25 (REV 1/2007)

PAGE 1

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "NELTEC, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-SECOND DAY OF JANUARY, A.D. 2014.

AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "NELTEC, INC." WAS INCORPORATED ON THE FOURTEENTH DAY OF JUNE, A.D. 1999.

AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

3055796 8300

140071785

Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 1073781

DATE: 01-22-14

140071785

PAGE 1

STATE OF ARIZONA

Office of the

CORPORATION COMMISSION

CERTIFICATE OF GOOD STANDING

To all to whom these presents shall come, greeting:

I, Jodi A. Jerich, Executive Director of the Arizona Corporation Commission, do hereby certify that

******NELTEC, INC.******

a foreign corporation organized under the laws of Delaware did obtain authority to transact business in the State of Arizona on the 19th day of August 1999.

I further certify that according to the records of the Arizona Corporation Commission, as of the date set forth hereunder, the said corporation has not had its authority revoked for failure to comply with the provisions of the Arizona Business Corporation Act; and that its most recent Annual Report, subject to the provisions of A.R.S. sections 10-122, 10-123, 10-125 & 10-1622, has been delivered to the Arizona Corporation Commission for filing; and that the said corporation has not filed an Application for Withdrawal as of the date of this certificate.

This certificate relates only to the legal authority of the above named entity as of the date issued. This certificate is not to be construed as an endorsement, recommendation, or notice of approval of the entity's condition or business activities and practices.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission. Done at Phoenix, the Capital, this 22nd Day of January, 2014, A. D.

SEAL OF THE ARIZONA CORPORATION COMMISSION · DITAT DEUS · 1912

Executive Director

By: 1012684

STATE OF KANSAS
OFFICE OF
SECRETARY OF STATE
KRIS W. KOBACH

I, KRIS W. KOBACH, Secretary of State of the state of Kansas, do hereby certify, that according to the records of this office.

Business Entity ID Number: 4127189

Entity Name: PARK AEROSPACE TECHNOLOGIES CORP.

Entity Type: KANSAS FOR PROFIT CORPORATION

State of Organization: KS

Resident Agent: CORPORATION SERVICE COMPANY

Registered Office: 2900 SW WANAMAKER DRIVE SUITE 204, TOPEKA, KS 66614

was filed in this office on October 12, 2007, and is in good standing, having fully complied with all requirements of this office.

No information is available from this office regarding the financial condition, business activity or practices of this entity.

In testimony whereof I execute this certificate and affix the seal of the Secretary of State of the state of Kansas on this day of January 21, 2014

Signature of Secretary of State

KRIS W. KOBACH
SECRETARY OF STATE

Certificate ID: 597860 - To verify the validity of this certificate please visit https://www.kansas.gov/bess/flow/validate and enter the certificate ID number.

PARK ELECTROCHEMICAL CORP.
SECRETARY'S CERTIFICATE

The undersigned, being the duly elected and acting Secretary of Park Electrochemical Corp., a New York corporation (the "Company"), does hereby certify as follows:

1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions adopted by the Board of Directors of the Company on February 12, 2014 authorizing the execution, delivery and performance by the Company of each of the documents enumerated in such resolutions to which the Company is a party (the "Loan Documents"). Such resolutions have not been amended, rescinded or modified and remain in full force and effect on and as of the date hereof.

2. Attached hereto as Exhibit B is a certificate from the Secretary of State of the State of New York as to the continued existence of the Company in the State of New York.

3. The Certificate of Incorporation and by-laws of the Company have not changed since the versions most recently delivered to PNC Bank, National Association.

4. Set forth below are the names, offices and true signatures of the officers of the Company authorized to execute and deliver the Loan Documents on behalf of the Company.

NAME	**OFFICES**	**SIGNATURE**
Brian E. Shore	President and Chief Executive Officer	
P. Matthew Farabaugh	Vice President and Chief Financial Officer	
Stephen E. Gilhuley	Executive Vice President-Administration and Secretary	

U/Legal / PNC Secretary's Certificate 2014

IN WITNESS HEREOF, the undersigned has executed this Certificate as of the 12th day of February 2014.

Stephen E. Gilhuley, Secretary

I, Brian E. Shore, the President of the Company, do hereby certify that Stephen E. Gilhuley is the duly elected, qualified and incumbent Secretary of the Company and that appearing above is his genuine signature.

Brian E. Shore, President

U/Legal / PNC Secretary's Certificate 2014

Exhibit A

RESOLUTIONS ADOPTED
BY BOARD OF DIRECTORS OF
PARK ELECTROCHEMICAL CORP.

FEBRUARY 12, 2014

RESOLVED, that the Board of Directors of the Corporation deems it advisable and in the best interests of the Corporation that the Corporation borrow up to an additional $52,000,000 from PNC Bank, National Association (the "Bank");

FURTHER RESOLVED, that the Corporation enter into a four-year revolving credit facility agreement with the Bank providing for loans of up to $104,000,000 to the Corporation to support working capital and general corporate needs and fund special cash distributions to the Corporation's shareholders and letters of credit up to $2,000,000 for the account of the Corporation, such credit facility to be evidenced by an amended and restated credit agreement between the Corporation and the Bank (the "Credit Agreement") establishing the respective rights and obligations of the Corporation and of the Bank, such Credit Agreement to be in such form, and to have such terms and provisions, substantially consistent with terms and provisions set forth in the "Memorandum of Terms and Conditions For Park Electrochemical Corp.", dated February 7, 2014, (the "Term Sheet") presented to this meeting of the Board of Directors of the Corporation and annexed to these resolutions as Annex A, as may, in the opinion of the Chairman of the Board, Chief Executive Officer and President, the Executive Vice President-Administration and Secretary or the Vice President and Chief Financial Officer of the Corporation, be necessary or desirable, with such opinion to be conclusively evidenced by the execution, acknowledgement and delivery to the Bank of said Credit Agreement by the Corporation, as hereinafter in these resolutions authorized, such Credit Agreement to replace the Credit Agreement dated as of January 30, 2013 between the Corporation and the Bank and such loans of up to $104,000,000 to continue and supplement the loans under such Credit Agreement dated as of January 30, 2013; and

FURTHER RESOLVED, that the Corporation execute a revolving credit note (the "Note") payable to the order of the Bank evidencing the loans made by the Bank to the Corporation pursuant to the Credit Agreement, such Note to be in such form, and to have such terms and provisions, as may, in the opinion of the Chairman of the Board, Chief Executive Officer and President, the Executive Vice President-Administration and Secretary or the Vice President and Chief Financial Officer of the Corporation, be necessary or desirable, such opinion to be conclusively evidenced by the making, execution and delivery to the Bank of said Note by the Corporation, as hereinafter in these resolutions authorized; and

FURTHER RESOLVED, that the Chairman of the Board, Chief Executive Officer and President, the Executive Vice President-Administration and Secretary or the Vice President and Chief Financial Officer of the Corporation each is authorized and empowered, acting for and in the name and on behalf of the Corporation, to execute, acknowledge and deliver to the Bank the aforesaid Credit Agreement and Note with the corporate seal of the Corporation affixed thereto and attested by the Secretary or any Assistant Secretary of the Corporation or unattested, or without such seal; and

FURTHER RESOLVED, that any and all actions heretofore or hereafter taken by any officer or officers or director or directors of the Corporation within the terms of the preceding resolutions are hereby approved, ratified and confirmed in all respects; and

FURTHER RESOLVED, that the Chairman of the Board, Chief Executive Officer and President, the Executive Vice President-Administration and Secretary, the Vice President and Chief Financial Officer and the Vice President and General Counsel of the Corporation each is authorized and empowered, acting for and in the name and on behalf of the Corporation, to make or cause to be made, execute, acknowledge, verify, issue and deliver all such agreements, applications, documents, instruments and certifications (all with or without the corporate seal of the Corporation affixed thereto and with or without the attestation of the Secretary or an Assistant Secretary of the Corporation), and to do or cause to be done all such acts and things, and to take all such steps, and to make all such payments and remittances, as may in each case, be, in the opinion of the officer taking such action (such opinion to be conclusively evidenced by the taking of such action by such officer), necessary or desirable in order to carry out the full intent and purposes of the preceding resolutions.

U:\BofD\Resolutions Adopted 1-2014.doc 2

ANNEX A

MEMORANDUM OF TERMS AND CONDITIONS FOR

Park Electrochemical Corp
February 7, 2014

This Preliminary Memorandum of Terms and Conditions is not a commitment or an offer to lend and does not create any obligation on the part of the Bank. The Bank will not be deemed to extend any commitment to the Borrower unless and until a formal commitment letter is issued. This outline is only a brief description of the principal terms of suggested facilities and is intended for discussion purposes only.

Borrower:	Park Electrochemical Corp ("Borrower")
Lender:	PNC Bank, National Association ("Bank")
Credit Facility	$106,000,000 Revolving Credit Facility (Increase & Amendment of Existing Facility)
Tenor:	Four (4) years
Purpose:	Provide for a special dividend to shareholders and refinance the existing $54,000,000 credit facility.
Amortization:	Scheduled principal amortization of $10,000,000 on the first anniversary of the first funding date, $10,000,000 in year two (payable quarterly), $15,000,000 in year three (payable quarterly), $15,000,000 in year four (payable quarterly), with all outstandings and interest and other fees due at maturity.
Mandatory Payments:	Mandatory Prepayment from Repatriated Foreign Earnings. Within five (5) Business Days of the Loan Parties' submission of Federal income tax returns reflecting the inclusion in Federal taxable income of a cash distribution of earnings from a foreign Subsidiary, the Borrower shall make a mandatory prepayment of principal on the Loans equal to 75% of the after-tax proceeds of such distribution (as estimated in good faith by the Borrower), together with accrued interest on such principal amount. All prepayments shall be applied first to payment of the principal amount of the Loans by application to the unpaid installments of principal in the order of scheduled maturities (i.e., to scheduled principal payments first coming due and then continuing with each successive such scheduled

- 1 -

Form 6D – Multistate Rev. 11/09

Maturity: Four (4) years from the closing date.

Interest Rates: PNC Base Rate, fully fluctuating, or 1, 2, 3 or 6 month fully absorbed PNC LIBOR Rate + 1.10%

Interest will be calculated on the daily outstandings on a 360 day year for the actual number of days elapsed and will be due monthly in arrears for Base Rate borrowings; and on the last day of each interest period and quarterly, if the LIBOR interest period is 3 months or more for all other LIBOR borrowings.

Customary yield protection and prepayment cost recovery provisions will be included in the definitive loan documents.

Interest Rate Protection: The Borrower may, at its option, enter into and maintain an interest rate protection agreement (the "Hedge Agreement"), which conforms to ISDA standards and has terms and is with a counterparty satisfactory to the Bank, enabling the Borrower to protect itself against fluctuations in interest rates with respect to all or a portion of the principal amount of Credit Facility. If the Bank is the counterparty to the Hedge Agreement, all obligations of the Borrower to the Bank arising pursuant thereto shall be cross-collateralized and cross-defaulted with all other present and future obligations of the Borrower and the Guarantors to the Bank. If the Bank is not the counterparty, such Hedge Agreement shall be unsecured.

Default Rate: 2% over the effective interest rate.

Guarantors: Irrevocable and unconditional guaranty and suretyship agreements by all material US subsidiaries (collectively, the "Guarantors"), jointly and severally.

Collateral: The pledge of sixty-five percent (65%) of the capital stock of each of the Borrower's material first-tier foreign subsidiaries.

The Credit Facility will be cross-collateralized and cross-defaulted with all other present and future obligations of the Borrower and the Guarantors to the Bank.

3

Closing Fee: Twenty five basis points of the increase in the aggregate amount of the Credit Facility or $130,000 ($52,000,000 x 25 basis points).

Unused Commitment Fee: Twenty (20) basis points on the unused portion of the Credit Facility. This fee shall be calculated on the basis of a 360 day year for the actual number of days elapsed and will be payable quarterly in arrears.

Expenses: All expenses incurred by the Bank, including reasonable legal fees and any other expenses in reference to structuring, documenting, closing, monitoring or enforcing the Credit Facilities, shall be for the account of the Borrower and payable at closing and otherwise on demand.

Conditions Precedent: Including, but not limited to, the following, with all documents to be satisfactory in form and substance to the Bank:

(a) No material adverse change in the condition, financial or otherwise, operations, properties, or assets of the Borrower or any Guarantors.

(b) No material threatened or pending litigation or material contingent obligations.

(c) Execution of loan documentation.

Reporting Covenants:

(a) Annual audited consolidated and unaudited consolidating financial statements of the Borrower and the Guarantors within 120 days of year end.

(b) Quarterly unaudited consolidated financial statements of the Borrower and the Guarantors within 90 days of quarter end.

Covenants: Affirmative and negative covenants, including financial covenants, will be specified by the Bank for inclusion in the Loan Documents. Covenants are expected to include but may not be limited to:

4

preceding the Borrowers' fiscal year ending on or about February 28, 2015, 3.75 to 1.00, (ii) for the period from the Borrower's fiscal year ending on or about February 28, 2015 to the date immediately preceding the date of the Borrowers' fiscal year ending on or about February 28, 2016, 3.50 to 1.00, (iii) for the period from the date of the Borrowers' fiscal year ending on or about February 28, 2016 to the date immediately preceding the date of the Borrowers' fiscal year ending on February 28, 2017, 3.00 to 1.00, and (iv) for all periods thereafter, 2.25 to 1.00.

(c) The Borrower shall not, and shall not permit their consolidated Subsidiaries to, maintain for the Borrowers and their consolidated Subsidiaries taken as a whole less than $25,000,000 in cash and commonly marketable securities held at all times in domestic deposit and investment accounts titled in the name of, and under enforceable ownership of, a domestic Loan Party (i.e., organized in the United States).

(d) The Borrower will maintain at all times a ratio of (cash + marketable securities + accounts receivables) divided by (current liabilities) to be calculated as of the end of each fiscal quarter for the four immediately preceding fiscal quarters, beginning with the fiscal quarter first ending after the Closing Date and continuing thereafter, to exceed (i) for the period from the Closing Date to the date immediately preceding the Borrowers' fiscal year ending on or about February 28, 2015, 10.50 to 1.00, (ii) for the period from the Borrower's fiscal year ending on or about February 28, 2015 to the date immediately preceding the date of the Borrowers' fiscal year ending on or about February 28, 2016, 10.00 to 1.00, (iii) for the period from the date of the Borrowers' fiscal year ending on or about February 28, 2016 to the date immediately preceding the date of the Borrowers' fiscal year ending on February 28, 2017, 8.50 to 1.00, and (iv) for all periods thereafter, 3.25 to 1.00.

As used herein:

5

"EBITDA" means net income plus interest expense plus income tax expense plus depreciation plus amortization plus non-cash losses less non-cash gains.

"Funded Debt" means all indebtedness for borrowed money, including but not limited to capitalized lease obligations, reimbursement obligations in respect of letters of credit, and guarantees of any such indebtedness.

"Unfunded Capital Expenditures" means capital expenditures made from the Borrower's funds other than funds borrowed as term debt to finance such capital expenditures less up to $10,000,000 for the aerospace plant expansion.

Documentation: Loan Documents in form and substance satisfactory to the Bank must be executed and delivered containing representations, warranties, covenants, indemnities, conditions to lending, events of default and other provisions as are appropriate in the Bank's opinion and specified by the Bank.

Governing Law: New York. Submission to New York jurisdiction

Miscellaneous: Waiver of jury trial.

6

State of New York
Department of State } ss:

I hereby certify, that the Certificate of Incorporation of PARK ELECTROCHEMICAL CORP. was filed on 03/31/1954, under the name of PARK NAME PLATE INC., fixing the duration as perpetual, and that a diligent examination has been made of the Corporate index for documents filed with this Department for a certificate, order, or record of a dissolution, and upon such examination, no such certificate, order or record has been found, and that so far as indicated by the records of this Department, such corporation is an existing corporation.

A Certificate of Amendment PARK NAME PLATE INC., changing its name to PARK NAMEPLATE COMPANY, INC., was filed 11/12/1957.

A Certificate of Amendment PARK NAMEPLATE COMPANY, INC., changing its name to PARK ELECTROCHEMICAL CORP., was filed 09/01/1960.

***

Witness my hand and the official seal of the Department of State at the City of Albany, this 17th day of January two thousand and fourteen.

Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

*201401210625 * 45*

NELCO PRODUCTS, INC.
SECRETARY'S CERTIFICATE

The undersigned, being the duly elected and acting Secretary of Nelco Products, Inc., a Delaware corporation (the "Company"), does hereby certify as follows:

1. Attached hereto as Exhibit A is a true, correct and complete copy of the Unanimous Written Consent of the Board of Directors of the Company, dated February 12, 2014, authorizing the execution, delivery and performance by the Company of each of the documents enumerated in such resolutions to which the Company is a party (the "Loan Documents"). Such resolutions have not been amended, rescinded or modified and remain in full force and effect on and as of the date hereof.

2. Attached hereto as Exhibit B is a certificate from the Secretary of State of the State of Delaware as to the continued existence and good standing of the Company in the State of Delaware.

3. The Certificate of Incorporation and by-laws of the Company have not changed since the versions most recently delivered to PNC Bank, National Association.

4. Set forth below are the names, offices and true signatures of the officers of the Company authorized to execute and deliver the Loan Documents on behalf of the Company.

NAME	**OFFICES**	**SIGNATURE**
P. Matthew Farabaugh	Treasurer	/s/ P. Matthew Farabaugh
Stephen E. Gilhuley	Secretary	/s/ Stephen E. Gilhuley

IN WITNESS HEREOF, the undersigned has executed this Certificate as of the 12th day of February 2014.

/s/ Stephen E. Gilhuley
Stephen E. Gilhuley, Secretary

I, Margaret M. Kendrick, the President of the Company, do hereby certify that Stephen E. Gilhuley is the duly elected, qualified and incumbent Secretary of the Company and that appearing above is his genuine signature.

/s/ Margaret M. Kendrick
Margaret M. Kendrick, President

PNC Secretary's Certificate – Nelco Products - 2014

Exhibit A

NELCO PRODUCTS, INC.

CONSENT OF ALL MEMBERS OF BOARD OF DIRECTORS
FOR ACTION WITHOUT A MEETING

THE UNDERSIGNED, being all the members of the Board of Directors of NELCO PRODUCTS, INC., a Delaware corporation (the "Corporation"), do hereby consent, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and pursuant to Section 10 of Article III of the By-Laws of the Corporation and in lieu of a meeting of the Board of Directors, to the adoption of the following resolutions and to the taking of the actions therein described, without a meeting:

RESOLVED, that the Corporation guarantee the obligations of Park Electrochemical Corp., a New York corporation ("Park") and the owner of all of the issued and outstanding capital stock of the Corporation, under a four-year revolving credit facility agreement with PNC Bank, National Association (the "Bank"), providing for loans of up to $104,000,000 to Park to support working capital and general corporate needs and fund special cash distributions to Park's shareholders and letters of credit up to $2,000,000 for the account of Park, such credit facility to be evidenced by an amended and restated credit agreement between Park and the Bank (the "Credit Agreement") establishing the respective rights and obligations of Park and of the Bank, such Credit Agreement to be in such form, and to have such terms and provisions, as may, in the opinion of the Chairman of the Board, Chief Executive Officer and President, the Executive Vice President-Administration and Secretary or the Vice President and Chief Financial Officer of Park, be necessary or desirable, with such opinion to be conclusively evidenced by the execution, acknowledgement and delivery to the Bank of said Credit Agreement by Park, such Credit Agreement to replace the Credit Agreement dated as of January 30, 2013 between the Corporation and the Bank and such loans of up to $104,000,000 to replace the loans under such Credit Agreement dated as of January 30, 2013; and

FURTHER RESOLVED, that the Corporation execute the Credit Agreement, as a "Guarantor", such Credit Agreement to be in such form, and to have such terms and provisions, as may, in the opinion of the President, the Secretary or the Treasurer of the Corporation, be necessary or desirable, such opinion to be conclusively evidenced by the execution and delivery to the Bank of said Credit Agreement by the Corporation, as hereinafter in these resolutions provided; and

FURTHER RESOLVED, that the President, the Secretary or the Treasurer of the Corporation each is authorized and empowered, acting for and in the name and on behalf of the Corporation, to execute, acknowledge and deliver to the Bank the aforesaid Credit Agreement with the corporate seal of the Corporation affixed thereto and attested by the Secretary or any Assistant Secretary of the Corporation or unattested, or without such seal; and

FURTHER RESOLVED, that any and all actions heretofore or hereafter taken by any officer or officers or director or directors of the Corporation within the terms of the preceding resolutions are hereby approved, ratified and confirmed in all respects; and

FURTHER RESOLVED, that the President, the Secretary, and the Treasurer of the Corporation each is authorized and empowered, acting for and in the name and on behalf of the Corporation, to make or cause to be made, execute, acknowledge, verify, issue and deliver all such agreements, applications, documents, instruments and certifications (all with or without the corporate seal of the Corporation affixed thereto and with or without the attestation of the Secretary or an Assistant Secretary of the Corporation), and to do or cause to be done all such acts and things, and to take all such steps, and to make all such payments and remittances, as may in each case, be, in the opinion of the officer taking such action (such opinion to be conclusively evidenced by the taking of such action by such officer), necessary or desirable in order to carry out the full intent and purposes of the preceding resolutions.

Each of the undersigned directors hereby waives any and all notices with respect to the actions taken or authorized in this instrument in lieu of a meeting of the Board of Directors of the Corporation.

Each of the undersigned directors hereby certifies that he has no additional business to be addressed and is aware of no additional business which appropriately or properly should be addressed in this instrument in lieu of a meeting of the Board of Directors of the Corporation.

The undersigned directors hereby direct the Secretary of the Corporation to cause a fully signed counterpart hereof to be filed with the minutes of proceedings of the Board of Directors of the Corporation.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 12th day of February 2014.

P. Matthew Farabaugh

Stephen E. Gilhuley

u/Minutes/Nelco consent 1-2014

Delaware

PAGE 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "NELCO PRODUCTS, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-SECOND DAY OF JANUARY, A.D. 2014.

AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "NELCO PRODUCTS, INC." WAS INCORPORATED ON THE THIRD DAY OF JULY, A.D. 1975.

AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

Jeffrey W. Bullock, Secretary of State

0814057 8300

140071785

AUTHENTICATION: 1073780

DATE: 01-22-14

State of California
Secretary of State

CERTIFICATE OF STATUS

ENTITY NAME:

NELCO PRODUCTS, INC.

FILE NUMBER:	C0744937
REGISTRATION DATE:	07/16/1975
TYPE:	FOREIGN CORPORATION
JURISDICTION:	DELAWARE
STATUS:	ACTIVE (GOOD STANDING)

I, DEBRA BOWEN, Secretary of State of the State of California, hereby certify:

The records of this office indicate the entity is qualified to transact intrastate business in the State of California.

No information is available from this office regarding the financial condition, business activities or practices of the entity.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of January 22, 2014.

DEBRA BOWEN
Secretary of State

RKS

NP-25 (REV 1/2007)

NELTEC, INC.
SECRETARY'S CERTIFICATE

The undersigned, being the duly elected and acting Secretary of Neltec, Inc., a Delaware corporation (the "Company"), does hereby certify as follows:

1. Attached hereto as Exhibit A is a true, correct and complete copy of the Unanimous Written Consent of the Board of Directors of the Company, dated February 12, 2014, authorizing the execution, delivery and performance by the Company of each of the documents enumerated in such resolutions to which the Company is a party (the "Loan Documents"). Such resolutions have not been amended, rescinded or modified and remain in full force and effect on and as of the date hereof.

2. Attached hereto as Exhibit B is a certificate from the Secretary of State of the State of Delaware as to the continued existence and good standing of the Company in the State of Delaware.

3. The Certificate of Incorporation and by-laws of the Company have not changed since the versions most recently delivered to PNC Bank, National Association.

4. Set forth below are the names, offices and true signatures of the officers of the Company authorized to execute and deliver the Loan Documents on behalf of the Company.

NAME	OFFICES	SIGNATURE
P. Matthew Farabaugh	Treasurer	P. Matthew Farabaugh
Stephen E. Gilhuley	Secretary	Stephen E. Gilhuley

IN WITNESS HEREOF, the undersigned has executed this Certificate as of the 12th day of February 2014.

Stephen E. Gilhuley
Stephen E. Gilhuley, Secretary

I, Margaret M. Kendrick, the President of the Company, do hereby certify that Stephen E. Gilhuley is the duly elected, qualified and incumbent Secretary of the Company and that appearing above is his genuine signature.

Margaret M. Kendrick
Margaret M. Kendrick, President

U/Legal / PNC Secretary's Certificate – Neltec - 2014

Exhibit A

NELTEC, INC.

CONSENT OF ALL MEMBERS OF BOARD OF DIRECTORS
FOR ACTION WITHOUT A MEETING

THE UNDERSIGNED, being all the members of the Board of Directors of NELTEC, INC., a Delaware corporation (the "Corporation"), do hereby consent, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and pursuant to Section 10 of Article III of the By-Laws of the Corporation and in lieu of a meeting of the Board of Directors, to the adoption of the following resolutions and to the taking of the actions therein described, without a meeting:

RESOLVED, that the Corporation guarantee the obligations of Park Electrochemical Corp., a New York corporation ("Park") and the owner of all of the issued and outstanding capital stock of the Corporation, under a four-year revolving credit facility agreement with PNC Bank, National Association (the "Bank"), providing for loans of up to $104,000,000 to Park to support working capital and general corporate needs and fund special cash distributions to Park's shareholders and letters of credit up to $2,000,000 for the account of Park, such credit facility to be evidenced by an amended and restated credit agreement between Park and the Bank (the "Credit Agreement") establishing the respective rights and obligations of Park and of the Bank, such Credit Agreement to be in such form, and to have such terms and provisions, as may, in the opinion of the Chairman of the Board, Chief Executive Officer and President, the Executive Vice President-Administration and Secretary or the Vice President and Chief Financial Officer of Park, be necessary or desirable, with such opinion to be conclusively evidenced by the execution, acknowledgement and delivery to the Bank of said Credit Agreement by Park, such Credit Agreement to replace the Credit Agreement dated as of January 30, 2013 between the Corporation and the Bank and such loans of up to $104,000,000 to replace the loans under such Credit Agreement dated as of January 30, 2013; and

FURTHER RESOLVED, that the Corporation execute the Credit Agreement, as a "Guarantor", such Credit Agreement to be in such form, and to have such terms and provisions, as may, in the opinion of the President, the Secretary or the Treasurer of the Corporation, be necessary or desirable, such opinion to be conclusively evidenced by the execution and delivery to the Bank of said Credit Agreement by the Corporation, as hereinafter in these resolutions provided; and

FURTHER RESOLVED, that the President, the Secretary or the Treasurer of the Corporation each is authorized and empowered, acting for and in the name and on behalf of the Corporation, to execute, acknowledge and deliver to the Bank the aforesaid Credit Agreement and with the corporate seal of the Corporation affixed thereto and attested by the Secretary or any Assistant Secretary of the Corporation or unattested, or without such seal; and

FURTHER RESOLVED, that any and all actions heretofore or hereafter taken by any officer or officers or director or directors of the Corporation within the terms of the preceding resolutions are hereby approved, ratified and confirmed in all respects; and

FURTHER RESOLVED, that the President, the Secretary, and the Treasurer of the Corporation each is authorized and empowered, acting for and in the name and on behalf of the Corporation, to make or cause to be made, execute, acknowledge, verify, issue and deliver all such agreements, applications, documents, instruments and certifications (all with or without the corporate seal of the Corporation affixed thereto and with or without the attestation of the Secretary or an Assistant Secretary of the Corporation), and to do or cause to be done all such acts and things, and to take all such steps, and to make all such payments and remittances, as may in each case, be, in the opinion of the officer taking such action (such opinion to be conclusively evidenced by the taking of such action by such officer), necessary or desirable in order to carry out the full intent and purposes of the preceding resolutions.

Each of the undersigned directors hereby waives any and all notices with respect to the actions taken or authorized in this instrument in lieu of a meeting of the Board of Directors of the Corporation.

Each of the undersigned directors hereby certifies that he has no additional business to be addressed and is aware of no additional business which appropriately or properly should be addressed in this instrument in lieu of a meeting of the Board of Directors of the Corporation.

The undersigned directors hereby direct the Secretary of the Corporation to cause a fully signed counterpart hereof to be filed with the minutes of proceedings of the Board of Directors of the Corporation.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 12th day of February 2014.

P. Matthew Farabaugh

P. Matthew Farabaugh

Stephen E. Gilhuley

Stephen E. Gilhuley

U/Minutes/Neltec 1-2014

PAGE 1

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "NELTEC, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-SECOND DAY OF JANUARY, A.D. 2014.

AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "NELTEC, INC." WAS INCORPORATED ON THE FOURTEENTH DAY OF JUNE, A.D. 1999.

AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

3055796 8300

140071785

Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 1073781

DATE: 01-22-14

140071785

PAGE 1

STATE OF ARIZONA

Office of the

CORPORATION COMMISSION

CERTIFICATE OF GOOD STANDING

To all to whom these presents shall come, greeting:

I, Jodi A. Jerich, Executive Director of the Arizona Corporation Commission, do hereby certify that

****NELTEC, INC.****

a foreign corporation organized under the laws of Delaware did obtain authority to transact business in the State of Arizona on the 19th day of August 1999.

I further certify that according to the records of the Arizona Corporation Commission, as of the date set forth hereunder, the said corporation has not had its authority revoked for failure to comply with the provisions of the Arizona Business Corporation Act; and that its most recent Annual Report, subject to the provisions of A.R.S. sections 10-122, 10-123, 10-125 & 10-1622, has been delivered to the Arizona Corporation Commission for filing; and that the said corporation has not filed an Application for Withdrawal as of the date of this certificate.

This certificate relates only to the legal authority of the above named entity as of the date issued. This certificate is not to be construed as an endorsement, recommendation, or notice of approval of the entity's condition or business activities and practices.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission. Done at Phoenix, the Capital, this 22nd Day of January, 2014, A. D.

SEAL OF THE ARIZONA CORPORATION COMMISSION · DITAT DEUS · 1912

Executive Director

By: 1012684

PARK AEROSPACE TECHNOLOGIES CORP.
(formerly Park Aircraft Technologies Corp.
formerly Park Aerospace Materials Corp.)
SECRETARY'S CERTIFICATE

The undersigned, being the duly elected and acting Secretary of Park Aerospace Technologies Corp., a Kansas corporation (the "Company"), does hereby certify as follows:

1. Attached hereto as Exhibit A is a true, correct and complete copy of the Unanimous Written Consent of the Board of Directors of the Company, dated February 12, 2014, authorizing the execution, delivery and performance by the Company of each of the documents enumerated in such resolutions to which the Company is a party (the "Loan Documents"). Such resolutions have not been amended, rescinded or modified and remain in full force and effect on and as of the date hereof.

2. Attached hereto as Exhibit B is a certificate from the Secretary of State of the State of Kansas as to the good standing of the Company in the State of Kansas.

3. The Certificate of Incorporation and by-laws of the Company have not changed since the versions most recently delivered to PNC Bank, National Association.

4. Set forth below are the names, offices and true signatures of the officers of the Company authorized to execute and deliver the Loan Documents on behalf of the Company.

NAME	OFFICES	SIGNATURE
P. Matthew Farabaugh	Treasurer	P. Matthew Farabaugh
Stephen E. Gilhuley	Secretary	Stephen E. Gilhuley

IN WITNESS HEREOF, the undersigned has executed this Certificate as of the 12th day of February 2014.

Stephen E. Gilhuley
Stephen E. Gilhuley, Secretary

I, John Jongebloed, the President of the Company, do hereby certify that Stephen E. Gilhuley is the duly elected, qualified and incumbent Secretary of the Company and that appearing above is his genuine signature.

John Jongebloed, President

U/Legal / PNC Secretary's Certificate – PATC - 2014

Exhibit A

PARK AEROSPACE TECHNOLOGIES CORP.

CONSENT OF ALL MEMBERS OF BOARD OF DIRECTORS
FOR ACTION WITHOUT A MEETING

The undersigned, being all the members of the Board of Directors of PARK AEROSPACE TECHNOLOGIES CORP., a Kansas corporation (the "Corporation"), do hereby consent, pursuant to Section 10.3 of the By-Laws of the Corporation and in lieu of a special meeting of the Board of Directors of the Corporation, to the adoption of the following resolutions and to the taking of the actions therein described, without a meeting:

RESOLVED, that the Corporation guarantee the obligations of Park Electrochemical Corp., a New York corporation ("Park") and the owner of all of the issued and outstanding capital stock of the Corporation, under a four-year revolving credit facility agreement with PNC Bank, National Association (the "Bank"), providing for loans of up to $104,000,000 to Park to support working capital and general corporate needs and fund special cash distributions to Park's shareholders and letters of credit up to $2,000,000 for the account of Park, such credit facility to be evidenced by and amended and restated credit agreement between Park and the Bank (the "Credit Agreement") establishing the respective rights and obligations of Park and of the Bank, such Credit Agreement to be in such form, and to have such terms and provisions, as may, in the opinion of the Chairman of the Board, Chief Executive Officer and President, the Executive Vice President-Administration and Secretary or the Vice President and Chief Financial Officer of Park, be necessary or desirable, with such opinion to be conclusively evidenced by the execution, acknowledgement and delivery to the Bank of said Credit Agreement by Park, such Credit Agreement to replace the Credit Agreement dated as of January 30, 2013 between the Corporation and the Bank and such loans of up to $104,000,000 to replace the loans under such Credit Agreement dated as of January 30, 2013; and

FURTHER RESOLVED, that the Corporation execute the Credit Agreement, as a "Guarantor", such Credit Agreement to be in such form, and to have such terms and provisions, as may, in the opinion of the President, the Secretary or the Treasurer of the Corporation, be necessary or desirable, such opinion to be conclusively evidenced by the execution and delivery to the Bank of said Credit Agreement by the Corporation, as hereinafter in these resolutions provided; and

FURTHER RESOLVED, that the President, the Secretary or the Treasurer of the Corporation each is authorized and empowered, acting for and in the name and on behalf of the Corporation, to execute, acknowledge and deliver to the Bank the aforesaid Credit Agreement with the corporate seal of the Corporation affixed thereto and attested by the Secretary or any Assistant Secretary of the Corporation or unattested, or without such seal; and

FURTHER RESOLVED, that any and all actions heretofore or hereafter taken by any officer or officers or director or directors of the Corporation within the terms of the preceding resolutions are hereby approved, ratified and confirmed in all respects; and

FURTHER RESOLVED, that the President, the Secretary, and the Treasurer of the Corporation each is authorized and empowered, acting for and in the name and on behalf of the Corporation, to make or cause to be made, execute, acknowledge, verify, issue and deliver all such agreements, applications, documents, instruments and certifications (all with or without the corporate seal of the Corporation affixed thereto and with or without the attestation of the Secretary or an Assistant Secretary of the Corporation), and to do or cause to be done all such acts and things, and to take all such steps, and to make all such payments and remittances, as may in each case, be, in the opinion of the officer taking such action (such opinion to be conclusively evidenced by the taking of such action by such officer), necessary or desirable in order to carry out the full intent and purposes of the preceding resolutions.

Each of the undersigned directors hereby waives any and all notices with respect to the actions taken or authorized in this instrument in lieu of a meeting of the Board of Directors of the Corporation.

Each of the undersigned directors hereby certifies that he has no additional business to be addressed and is aware of no additional business which appropriately or properly should be addressed in this instrument in lieu of a meeting of the Board of Directors of the Corporation.

The undersigned directors hereby direct the Secretary of the Corporation to cause a fully signed counterpart hereof to be filed with the minutes of proceedings of the Board of Directors of the Corporation.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 12th day of February 2014.

P. Matthew Farabaugh

Stephen E. Gilhuley

U/PATC/PATC consent 1-2014

STATE OF KANSAS
OFFICE OF
SECRETARY OF STATE
KRIS W. KOBACH

I, KRIS W. KOBACH, Secretary of State of the state of Kansas, do hereby certify, that according to the records of this office.

Business Entity ID Number: 4127189

Entity Name: PARK AEROSPACE TECHNOLOGIES CORP.

Entity Type: KANSAS FOR PROFIT CORPORATION

State of Organization: KS

Resident Agent: CORPORATION SERVICE COMPANY

Registered Office: 2900 SW WANAMAKER DRIVE SUITE 204, TOPEKA, KS 66614

was filed in this office on October 12, 2007, and is in good standing, having fully complied with all requirements of this office.

No information is available from this office regarding the financial condition, business activity or practices of this entity.

SECRETARY OF STATE
STATE OF KANSAS

In testimony whereof I execute this certificate and affix the seal of the Secretary of State of the state of Kansas on this day of January 21, 2014

Signature of Secretary of State

KRIS W. KOBACH
SECRETARY OF STATE

Certificate ID: 597860 - To verify the validity of this certificate please visit https://www.kansas.gov/bess/flow/validate and enter the certificate ID number.

PARK ELECTROCHEMICAL CORP.
OFFICER'S CERTIFICATE

The undersigned hereby certifies as of the date set forth below that he is the duly elected Vice President and Chief Financial Officer of Park Electrochemical Corp., a New York corporation (the "Borrower").

The undersigned makes this certification to PNC Bank, National Association, as Lender (the "Lender") in accordance with the Amended and Restated Credit Agreement, dated as of February 12, 2014 (the "Credit Agreement"), by and among the Borrower, the Guarantors party thereto and the Lender. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

The undersigned hereby further certifies as follows:

2. no Event of Default or Potential Default exists;

4. each of the deliveries of the Borrowers to the Lender required in Sections 7.1.1(i) through (vi) has been delivered.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 12th day of February, 2014.

PARK ELECTROCHEMICAL CORP.

By: P. Matthew Farabaugh
P. Matthew Farabaugh
Vice President and Chief Financial Officer

U/Legal/PNC Officers Certificate – PARK 2014

NELTEC, INC.
OFFICER'S CERTIFICATE

The undersigned hereby certifies as of the date set forth below that he is the duly elected Treasurer of Neltec, Inc., a Delaware corporation (the "Borrower").

The undersigned makes this certification to PNC Bank, National Association, as Lender (the "Lender") in accordance with the Amended and Restated Credit Agreement, dated as of February 12, 2014 (the "Credit Agreement"), by and among the Borrower, the Guarantors party thereto and the Lender. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

The undersigned hereby further certifies as follows:

2. no Event of Default or Potential Default exists;

4. each of the deliveries of the Borrowers to the Lender required in Sections 7.1.1(i) through (vi) has been delivered.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 12th day of February, 2014.

NELTEC, INC.

By: P. Matthew Farabaugh
P. Matthew Farabaugh
Treasurer

U/Legal/PNC Officers Certificate – Neltec 2014

NELCO PRODUCTS, INC.
OFFICER'S CERTIFICATE

The undersigned hereby certifies as of the date set forth below that he is the duly elected Treasurer of Nelco Products, Inc., a Delaware corporation (the "Borrower").

The undersigned makes this certification to PNC Bank, National Association, as Lender (the "Lender") in accordance with the Amended and Restated Credit Agreement, dated as of February 12, 2014 (the "Credit Agreement"), by and among the Borrower, the Guarantors party thereto and the Lender. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

The undersigned hereby further certifies as follows:

2. no Event of Default or Potential Default exists;

4. each of the deliveries of the Borrowers to the Lender required in Sections 7.1.1(i) through (vi) has been delivered.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 12th day of February, 2014.

NELCO PRODUCTS, INC.

By: /s/ P. Matthew Farabaugh
P. Matthew Farabaugh
Treasurer

U/Legal/PNC Officers Certificate – NPI 2014

PARK AEROSPACE TECHNOLOGIES CORP.
(formerly Park Aircraft Technologies Corp.
formerly Park Aerospace Materials Corp.)
OFFICER'S CERTIFICATE

The undersigned hereby certifies as of the date set forth below that he is the duly elected Treasurer of Park Aerospace Technologies Corp., a Kansas corporation (the "Borrower").

The undersigned makes this certification to PNC Bank, National Association, as Lender (the "Lender") in accordance with the Amended and Restated Credit Agreement, dated as of February 12, 2014 (the "Credit Agreement"), by and among the Borrower, the Guarantors party thereto and the Lender. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

The undersigned hereby further certifies as follows:

2. no Event of Default or Potential Default exists;

4. each of the deliveries of the Borrowers to the Lender required in Sections 7.1.1(i) through (vi) has been delivered.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 12th day of February, 2014.

PARK AEROSPACE TECHNOLOGIES CORP.

By: P. Matthew Farabaugh
P. Matthew Farabaugh
Treasurer

U/Legal/PNC Officers Certificate – PATC 2014

PARK
ELECTROCHEMICAL
CORP.

February 12, 2014

Ladies and Gentlemen:

I am Vice President and General Counsel of Park Electrochemical Corp., a New York corporation (the "Company"). This opinion is being furnished to you pursuant to Section 7.1.1 (v) of the Amended and Restated Credit Agreement by and among the Company, the Guarantors party thereto and PNC Bank, National Association ("PNC"), dated as of February 12, 2014 (the "Credit Agreement"). Terms used and not defined herein shall have the meanings ascribed to them in the Loan Documents. In rendering the opinions stated herein, I have examined and relied upon:

(a) an executed copy of the Credit Agreement;

(b) an executed copy of the Guaranty and Suretyship Agreement (the "Guaranty"), made and entered into as of January 30, 2013 by Nelco Products, Inc., a Delaware corporation ("Nelco"), Neltec, Inc., a Delaware corporation ("Neltec"), and Park Aerospace Technologies Corp., a Kansas corporation ("PATC" and, together with Nelco and Neltec, the Guarantors and, together with the Company, the "Loan Parties");

(c) an executed copy of the Pledge Agreement dated as of January 30, 2013 made by the Company (the "Pledge");

(d) an executed copy of the Revolving Credit Note (the "Note" and, together with the Credit Agreement, Guaranty and Pledge, the "Loan Documents");

(e) an executed copy of a Certificate, dated February 12, 2014, of Stephen Gilhuley, Secretary of the Company (the "Secretary's Certificate");

(f) a copy of the Restated Certificate of Incorporation of the Company certified by the Secretary of the State of New York and certified pursuant to the Secretary's Certificate;

(g) a copy of the Company's By-laws, certified pursuant to the Secretary's Certificate;

1

48 South Service Road, Suite 300, Melville, NY 11747 / Phone +1.631.465.3611 / Fax +1.631.465.3140 / www.parkelectro.com

(h) a copy of certain resolutions of the Board of Directors of the Company, certified pursuant to the Secretary's Certificate;

(i) a copy of certain resolutions of the Board of Directors of each of the Guarantors, certified pursuant to the Secretary's Certificate;

(j) a certificate dated January 17, 2014 from the Secretary of State of the State of New York with respect to the Company's existence in New York;

(k) certificates dated January 22, 2014 from the Secretary of State of the State of Delaware with respect to the existence and good standing of Nelco and Neltec in Delaware;

(l) a certificate dated January 21, 2014 from the Secretary of State of the State of Kansas with respect to the good standing of PATC in Kansas;

(m) a certificate dated January 22, 2014 from the Secretary of State of the State of Arizona with respect to authorization of Neltec to transact business in Arizona;

(n) a certificate dated January 22, 2014, from the Secretary of State of the State of California with respect to the qualification of Nelco to transact business in California; and

(o) a copy of the Certificate of Incorporation and By-laws of each of the Guarantors (together with the documents listed in paragraphs (f) and (g), the "Organizational Documents").

The undersigned has also examined originals or copies, certified or otherwise identified to the undersigned's satisfaction, of such records of the Loan Parties and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Loan Parties and others, and such other documents as the undersigned has deemed necessary or appropriate as a basis for the opinions stated below.

In the undersigned's examination, the undersigned has assumed the genuineness of all signatures including endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted as originals, the conformity to original documents of all documents submitted as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts relevant to the opinions stated herein that the undersigned did not independently establish or verify, the undersigned has relied upon statements and representations of other officers and representatives of the Company and others and of public officials.

The undersigned does not express any opinion with respect to the laws of any jurisdiction other the (i) the laws of the State of New York and (ii) the federal laws of the United States of America.

2

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions stated herein, the undersigned is of the opinion that:

1. The Company is duly incorporated and existing under the laws of the State of New York. The Company has the corporate power and corporate authority to own or lease its properties and to engage in the business it presently conducts. The Company is qualified to do business and in good standing in each jurisdiction where the property owned or leased by it, or the nature of the business transacted by it, or both, requires such qualification.

2. Each Guarantor is duly incorporated and is existing under the laws of its jurisdiction. Each Guarantor has the corporate power and corporate authority to own or lease its properties and to engage in the business it presently conducts. Each Guarantor is qualified to do business and in good standing in each jurisdiction where the property owned or leased by it, or the nature of the business transacted by it, or both, requires such qualification.

3. The name of each of the Company's Subsidiaries, their authorized capital stock, jurisdiction of organization, the number of issued and outstanding shares and the owners thereof are set forth in Schedule 6.1.2 to the Credit Agreement. All outstanding shares of capital stock of such Subsidiaries have been duly authorized, validly issued, fully paid and nonassessable and are owned by the Company, or one of its Subsidiaries, as set forth in Schedule 6.1.2 to the Credit Agreement, free and clear of any liens, encumbrances and claims. There are no options, warrants or other rights outstanding to purchase any such shares. The Company, or one of its Subsidiaries, as set forth in Schedule 6.1.2 to the Credit Agreement, has the unrestricted right to vote the issued and outstanding shares of the Subsidiaries owned by it. The ownership interest in each of the Subsidiaries described above represents a direct controlling interest of such Subsidiary for the purposes of directing or causing the direction of the management and policies of such Subsidiary. The Guarantors do not have any Subsidiaries.

4. The execution, delivery and performance of each Loan Document to which each Loan Party is a party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate action on the part of each Loan Party. The Loan Documents to which each Loan Party is a party have been duly executed and delivered by each such Loan Party.

5. Each of the Loan Documents to which a Loan Party is a party constitutes the valid and binding obligations of such Loan Party, enforceable against

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6. Neither the execution and delivery by each Loan Party of the Loan Documents to which such Loan Party is a party nor the performance by such Loan Party of its obligations under each of the Loan Documents to which such Loan Party is a party: (i) conflicts with the Organizational Documents of such Loan Party, (ii) constitutes a violation of, or a default under, any indenture, agreement, license or other instrument to which such Loan Party is a party or by which any of its properties may be bound, (iii) violates any applicable Law, (iv) requires the consent, approval licensing or authorization of, or any filings recordings or registration with, any governmental authority under any applicable Law except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made or (v) results in, or requires the creation or imposition of, any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party, except as set forth in the Pledge Agreement. The foregoing opinion in clauses (iii) and (iv) relates only to laws which, in the undersigned's experience, are normally applicable to transactions of the type provided for in the Loan Documents. In addition, although the undersigned has not specifically considered the possible applicability to the Loan Parties of any other laws, no facts have been disclosed to the undersigned that causes the undersigned to conclude that the execution and delivery by the Loan Parties of the Loan Documents and the performance by the Loan Parties of their obligations under each of the Loan Documents will cause any Loan Parties to violate any other law.

7. To the best knowledge of the undersigned, there is no action, suit, proceeding or investigation pending against, threatened against or in any other manner relating to, the Loan Parties or any of their respective properties, in any court or before any arbitrator of any kind or before or by any governmental body, which individually or in the aggregate, is reasonably likely to result in a material adverse change in the business or prospects of the Loan Parties, nor is any Loan Party in violation of any order, writ, injunction or decree of any such governmental body.

The opinions stated herein are subject to the following qualifications, assumptions and limitations:

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(b) except to the extent expressly stated in the opinions contained herein with respect to the Loan Parties the undersigned does not express any opinions stated herein of (i) the compliance or non-compliance of any party to any of the Loan Documents with any laws, rules or regulations applicable to such party or (ii) the legal status or legal capacity of any such party to any of the Loan Documents;

(c) except to the extent expressly stated in the opinions contained herein with respect to the Loan Parties, the undersigned has assumed that each of the Loan Documents constitutes the valid and binding obligation of each party to such Loan Documents, enforceable against such party in accordance with its terms;

(d) the undersigned does not express any opinion with respect to the enforceability of any provision contained in any Loan Document relating to any indemnification, contribution, exculpation or waiver that may be contrary to public policy or violative of federal or state securities laws;

(e) the undersigned has assumed that all conditions precedent contained in Section 7 of the Credit Agreement which conditions require the delivery of documents, evidence or other items satisfactory in form, scope and/or substance to PNC or the satisfaction of which is otherwise in the discretion or control of PNC, have been, or contemporaneously with the delivery hereof will be, fully satisfied or waived;

(f) the undersigned does not express any opinion with respect to the enforceability of any provision contained in any Loan Documents granting any person any right to set off or apply any deposit, property or indebtedness except to the extent that the debt between the Loan Party and such person is a mutual debt; and

(g) the undersigned calls to your attention that irrespective of the agreement of the parties to any Loan Documents concerning personal jurisdiction over them, a court may decline to hear a case on grounds of forum non conveniens or other doctrine limiting the availability of the court as a forum for resolution of disputes; in addition, the undersigned calls to your attention that the

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undersigned does not express any opinion with respect to the subject matter jurisdiction of the federal courts of the United States of America in any action arising out of or relating to any Loan Documents.

This opinion is being furnished only to you in connection with the Loan Documents, is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without the undersigned's prior written consent, provided that PNC may provide copies of this opinion to proposed participants in, or assignees of, the Credit Agreement.

Very truly yours,

Stephen M. Banker
Vice President and General Counsel

U/Legal/ PNC 1-2014

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